Document and Entity Information (USD $) In Thousands, except Share data	12 Months Ended
	Jan. 02, 2011	Feb. 15, 2011	Jul. 04, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	JOHNSON & JOHNSON
Entity Central Index Key	0000200406
Document Type	10-K
Document Period End Date	Jan 2, 2011
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--01-02
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Filer Category	Large Accelerated Filer
Entity Current Reporting Status	Yes
Entity Public Float			$ 162,932,833
Entity Common Stock, Shares Outstanding		2,735,213,719

Consolidated Balance Sheets (USD $) In Millions	Jan. 02, 2011		Jan. 03, 2010
Current assets
Cash and cash equivalents (Notes 1 and 2)	$ 19,355		$ 15,810
Marketable securities (Notes 1 and 2)	8,303		3,615
Accounts receivable trade, less allowances for doubtful accounts $340 (2009, $333)	9,774		9,646
Inventories (Notes 1 and 3)	5,378		5,180
Deferred taxes on income (Note 8)	2,224		2,793
Prepaid expenses and other receivables	2,273		2,497
Total current assets	47,307		39,541
Property, plant and equipment, net (Notes 1 and 4)	14,553		14,759
Intangible assets, net (Notes 1 and 5)	16,716		16,323
Goodwill (Notes 1 and 5)	15,294		14,862
Deferred taxes on income (Note 8)	5,096		5,507
Other assets	3,942		3,690
Total assets	102,908	[1]	94,682	[1]
Current liabilities
Loans and notes payable (Note 7)	7,617		6,318
Accounts payable	5,623		5,541
Accrued liabilities	4,100		4,625
Accrued rebates, returns and promotions	2,512		2,028
Accrued compensation and employee related obligations	2,642		2,777
Accrued taxes on income	578		442
Total current liabilities	23,072		21,731
Long-term debt (Note 7)	9,156		8,223
Deferred taxes on income (Note 8)	1,447		1,424
Employee related obligations (Notes 9 and 10)	6,087		6,769
Other liabilities	6,567		5,947
Total liabilities	46,329		44,094
Shareholders' equity
Preferred stock - without par value (authorized and unissued 2,000,000 shares)	0		0
Common stock - par value $1.00 per share (Note 12) (authorized 4,320,000,000 shares; issued 3,119,843,000 shares)	3,120		3,120
Accumulated other comprehensive income (Note 13)	(3,531)		(3,058)
Retained earnings	77,773		70,306
Shareholders' equity before deduction of treasury stock	77,362		70,368
Less: common stock held in treasury, at cost (Note 12) (381,746,000 shares and 365,522,000 shares)	20,783		19,780
Total shareholders' equity	56,579		50,588
Total liabilities and shareholders' equity	$ 102,908		$ 94,682

[1]	Long-lived assets include property, plant and equipment, net for 2010, 2009 and 2008 of $14,553, $14,759 and $14,365, respectively, and intangible assets and goodwill, net for 2010, 2009 and 2008 of $32,010, $31,185 and $27,695, respectively.

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Jan. 02, 2011	Jan. 03, 2010
Current assets
Allowances for doubtful accounts	$ 340	$ 333
Shareholders' equity
Preferred stock, no par value	$ 0	$ 0
Preferred stock, shares authorized and unissued	2,000,000	2,000,000
Common stock, par value	$ 1	$ 1
Common stock, shares authorized	4,320,000,000	4,320,000,000
Common stock, shares issued	3,119,843,000	3,119,843,000
Treasury stock, shares	381,746,000	365,522,000

Consolidated Statements of Earnings (USD $) In Millions, except Per Share data	12 Months Ended
	Jan. 02, 2011		Jan. 03, 2010		Dec. 28, 2008
Consolidated Statements of Earnings [Abstract]
Sales to customers	$ 61,587	[1],[2]	$ 61,897	[1],[2]	$ 63,747	[1],[2]
Cost of products sold	18,792		18,447		18,511
Gross profit	42,795		43,450		45,236
Selling, marketing and administrative expenses	19,424		19,801		21,490
Research and development expense	6,844		6,986		7,577
Purchased in-process research and development (Note 20)					181
Interest income	(107)		(90)		(361)
Interest expense, net of portion capitalized (Note 4)	455		451		435
Other (income) expense, net	(768)		(526)		(1,015)
Restructuring (Note 22)			1,073
Earnings before provision for taxes on income:	16,947	[3]	15,755	[4]	16,929	[5]
Provision for taxes on income (Note 8)	3,613		3,489		3,980
Net earnings	$ 13,334		$ 12,266		$ 12,949
Basic net earnings per share (Notes 1 and 15)	$ 4.85		$ 4.45		$ 4.62
Diluted net earnings per share (Notes 1 and 15)	$ 4.78		$ 4.4		$ 4.57
Cash dividends per share	$ 2.11		$ 1.93		$ 1.795
Basic average shares outstanding (Notes 1 and 15)	2,751.4		2,759.5		2,802.5
Diluted average shares outstanding (Notes 1 and 15)	2,788.8		2,789.1		2,835.6

[1]	Export sales are not significant. In 2010, 2009 and 2008, the Company did not have a customer that represented 10% of total revenues.
[2]	See Note 1 for a description of the segments in which the Company operates.
[3]	Includes $966 million of net litigation gain, comprised of a $333 million expense in the Pharmaceutical segment and a gain of $1,299 million in the Medical Devices and Diagnostics segment. Includes $569 million of product liability expense, comprised of $114 million in the Pharmaceutical segment and $455 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $280 million expense for the cost associated with the DePuy ASRTM Hip recall program.
[4]	Includes $1,186 million of restructuring expense, comprised of $369 million, $496 million, and $321 million for the Consumer, Pharmaceutical, and Medical Devices and Diagnostics segments, respectively. Includes $386 million of fourth quarter net litigation gain, comprised of a $92 million expense in the Pharmaceutical segment and a gain of $478 million in the Medical Devices and Diagnostics segment.
[5]	Includes $7 million and $174 million of IPR&D for the Consumer and Medical Devices and Diagnostics segments, respectively. Includes $379 million of fourth quarter net litigation gain, comprised of a $50 million expense in the Consumer segment and a gain of $429 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $536 million gain on the divestiture of the Professional Wound Care business of Ethicon, Inc.

Consolidated Statements of Equity (USD $) In Millions	Retained Earnings	Accumulated Other Comprehensive Income	Common Stock Issued Amount	Treasury Stock Amount	Comprehensive Income	Total
Beginning Balance at Dec. 30, 2007	$ 55,280	$ (693)	$ 3,120	$ (14,388)		$ 43,319
Net earnings	12,949				12,949	12,949
Cash dividends paid	(5,024)					(5,024)
Employee compensation and stock option plans	175			2,005		2,180
Conversion of subordinated debentures	(1)			1		0
Repurchase of common stock				(6,651)		(6,651)
Other comprehensive income, net of tax:
Currency translation adjustment		(2,499)			(2,499)	(2,499)
Unrealized gains (losses) on securities		(59)			(59)	(59)
Employee benefit plans		(1,870)			(1,870)	(1,870)
Gains/(Losses) on derivatives & hedges		166			166	166
Reclassification adjustment					(27)
Total comprehensive income					8,660
Ending Balance at Dec. 28, 2008	63,379	(4,955)	3,120	(19,033)		42,511
Net earnings	12,266				12,266	12,266
Cash dividends paid	(5,327)					(5,327)
Employee compensation and stock option plans	25			1,377		1,402
Conversion of subordinated debentures	(4)			6		2
Repurchase of common stock				(2,130)		(2,130)
Other	(33)					(33)
Other comprehensive income, net of tax:
Currency translation adjustment		1,363			1,363	1,363
Unrealized gains (losses) on securities		(55)			(55)	(55)
Employee benefit plans		565			565	565
Gains/(Losses) on derivatives & hedges		24			24	24
Total comprehensive income					14,163
Ending Balance at Jan. 03, 2010	70,306	(3,058)	3,120	(19,780)		50,588
Net earnings	13,334				13,334	13,334
Cash dividends paid	(5,804)					(5,804)
Employee compensation and stock option plans	(62)			1,792		1,730
Conversion of subordinated debentures	(1)			2		1
Repurchase of common stock				(2,797)		(2,797)
Other comprehensive income, net of tax:
Currency translation adjustment		(461)			(461)	(461)
Unrealized gains (losses) on securities		54			54	54
Employee benefit plans		(21)			(21)	(21)
Gains/(Losses) on derivatives & hedges		(45)			(45)	(45)
Total comprehensive income					12,861
Ending Balance at Jan. 02, 2011	$ 77,773	$ (3,531)	$ 3,120	$ (20,783)		$ 56,579

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Cash flows from operating activities
Net earnings	$ 13,334	$ 12,266	$ 12,949
Adjustments to reconcile net earnings to cash flows from operating activities:
Depreciation and amortization of property and intangibles	2,939	2,774	2,832
Stock based compensation	614	628	627
Purchased in-process research and development			181
Deferred tax provision	356	(436)	22
Accounts receivable allowances	12	58	86
Changes in assets and liabilities, net of effects from acquisitions:
(Increase)/decrease in accounts receivable	(207)	453	(736)
(Increase)/decrease in inventories	(196)	95	(101)
Increase/(decrease) in accounts payable and accrued liabilities	20	(507)	(272)
(Increase)/decrease in other current and non-current assets	(574)	1,209	(1,600)
Increase in other current and non-current liabilities	87	31	984
Net cash flows from operating activities	16,385	16,571	14,972
Cash flows from investing activities
Additions to property, plant and equipment	(2,384)	(2,365)	(3,066)
Proceeds from the disposal of assets	524	154	785
Acquisitions, net of cash acquired (Note 20)	(1,269)	(2,470)	(1,214)
Purchases of investments	(15,788)	(10,040)	(3,668)
Sales of investments	11,101	7,232	3,059
Other (primarily intangibles)	(38)	(109)	(83)
Net cash used by investing activities	(7,854)	(7,598)	(4,187)
Cash flows from financing activities
Dividends to shareholders	(5,804)	(5,327)	(5,024)
Repurchase of common stock	(2,797)	(2,130)	(6,651)
Proceeds from short-term debt	7,874	9,484	8,430
Retirement of short-term debt	(6,565)	(6,791)	(7,319)
Proceeds from long-term debt	1,118	9	1,638
Retirement of long-term debt	(32)	(219)	(24)
Proceeds from the exercise of stock options/excess tax benefits	1,226	882	1,486
Net cash used by financing activities	(4,980)	(4,092)	(7,464)
Effect of exchange rate changes on cash and cash equivalents	(6)	161	(323)
Increase in cash and cash equivalents	3,545	5,042	2,998
Cash and cash equivalents, beginning of year (Note 1)	15,810	10,768	7,770
Cash and cash equivalents, end of year (Note 1)	19,355	15,810	10,768
Cash paid during the year for:
Interest	491	533	525
Income taxes	2,442	2,363	4,068
Supplemental schedule of noncash investing and financing activities
Treasury stock issued for employee compensation and stock option plans, net of cash proceeds	673	541	593
Conversion of debt	1	2	0
Acquisitions
Fair value of assets acquired	1,321	3,345	1,328
Fair value of liabilities assumed and non-controlling interests	(52)	(875)	(114)
Net cash paid for acquisitions	$ 1,269	$ 2,470	$ 1,214

Summary of Significant Accounting Policies	12 Months Ended
Jan. 02, 2011
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.	Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of Johnson & Johnson and subsidiaries (the “Company”). Intercompany accounts and transactions are eliminated.

Description of the Company And Business Segments

The Company has approximately 114,000 employees worldwide engaged in the research and development, manufacture and sale of a broad range of products in the health care field. The Company conducts business in virtually all countries of the world and its primary focus is on products related to human health and well-being.

The Company is organized into three business segments: Consumer, Pharmaceutical and Medical Devices and Diagnostics. The Consumer segment manufactures and markets a broad range of products used in the baby care, skin care, oral care, wound care and women’s health care fields, as well as nutritional and over-the-counter pharmaceutical products and wellness and prevention platforms. These products are marketed to the general public and sold both to retail outlets and distributors throughout the world. The Pharmaceutical segment includes products in the following areas: anti-infective, antipsychotic, contraceptive, dermatology, gastrointestinal, hematology, immunology, neurology, oncology, pain management and virology. These products are distributed directly to retailers, wholesalers and health care professionals for prescription use. The Medical Devices and Diagnostics segment includes a broad range of products distributed to wholesalers, hospitals and retailers used principally in the professional fields by physicians, nurses, therapists, hospitals, diagnostic laboratories and clinics. These products include Biosense Webster’s electrophysiology products; Cordis’ circulatory disease management products; DePuy’s orthopaedic joint reconstruction, spinal care, neurological and sports medicine products; Ethicon’s surgical care, aesthetics and women’s health products; Ethicon Endo-Surgery’s minimally invasive surgical products and advanced sterilization products; LifeScan’s blood glucose monitoring and insulin delivery products; Ortho-Clinical Diagnostics’ professional diagnostic products and Vistakon’s disposable contact lenses.

New Accounting Pronouncements
Recently Adopted Accounting Pronouncements

During the fiscal first quarter of 2010 the Company adopted the Financial Accounting Standards Board (FASB) guidance and amendments related to the criteria for separating consideration in multiple-deliverable revenue arrangements. The guidance (a) provides principles and application guidance on whether multiple deliverables exist, how the arrangement should be separated, and the consideration allocated; (b) requires an entity to allocate revenue in an arrangement using estimated selling prices of deliverables if a vendor does not have vendor-specific objective evidence or third-party evidence of selling price; and (c) eliminates the use of the residual method and requires an entity to allocate the revenue using the relative selling price method. The adoption did not have a material impact on the Company’s results of operations, cash flows or financial position; however it expanded the disclosures for multiple-deliverable revenue arrangements.

During the fiscal first quarter of 2010, the Company adopted the FASB standard related to variable interest entities. The adoption of this standard did not have an impact on the Company’s results of operations, cash flows or financial position.

During the fiscal first quarter of 2010, the Company adopted the new accounting guidance on fair value measurements and disclosures. This guidance requires the Company to disclose the amount of significant transfers between Level 1 and Level 2 inputs and the reasons for these transfers as well as the reasons for any transfers in or out of Level 3 of the fair value hierarchy. In addition, the guidance clarifies certain existing disclosure requirements. The adoption of this standard did not have a material impact on the Company’s results of operations, cash flows or financial position.

Recently Issued Accounting Standards,
Not Adopted as of January 2, 2011

During the fiscal second quarter of 2010 the FASB issued an accounting standard update related to revenue recognition under the milestone method. The objective of the accounting standard update is to provide guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions. This guidance was effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010. The adoption of this standard is not expected to have a material impact on the Company’s results of operations, cash flows or financial position.

Cash Equivalents

The Company considers securities with maturities of three months or less, when purchased, to be cash equivalents.

Investments

Short-term marketable securities are carried at cost, which approximates fair value. Investments classified as available-for-sale are carried at estimated fair value with unrealized gains and losses recorded as a component of accumulated other comprehensive income. Long-term debt securities that the Company has the ability and intent to hold until maturity are carried at amortized cost. Management determines the appropriate classification of its investment in debt and equity securities at the time of purchase and re-evaluates such determination at each balance sheet date. The Company periodically reviews its investments in equity securities for impairment and adjusts these investments to their fair value when a decline in market value is deemed to be other than temporary. If losses on these securities are considered to be other than temporary, the loss is recognized in earnings.

Property, Plant and Equipment and Depreciation

Property, plant and equipment are stated at cost. The Company utilizes the straight-line method of depreciation over the estimated useful lives of the assets:

Building and building equipment	20 — 40 years
Land and leasehold improvements	10 — 20 years
Machinery and equipment	2 — 13 years

The Company capitalizes certain computer software and development costs, included in machinery and equipment, when incurred in connection with developing or obtaining computer software for internal use. Capitalized software costs are amortized over the estimated useful lives of the software, which generally range from 3 to 8 years.

The Company reviews long-lived assets to assess recoverability using undiscounted cash flows. When certain events or changes in operating or economic conditions occur, an impairment assessment may be performed on the recoverability of the carrying value of these assets. If the asset is determined to be impaired, the loss is measured based on the difference between the asset’s fair value and its carrying value. If quoted market prices are not available, the Company will estimate fair value using a discounted value of estimated future cash flows.

Revenue Recognition

The Company recognizes revenue from product sales when the goods are shipped or delivered and title and risk of loss pass to the customer. Provisions for certain rebates, sales incentives, trade promotions, coupons, product returns and discounts to customers are accounted for as reductions in sales in the same period the related sales are recorded.

Product discounts granted are based on the terms of arrangements with direct, indirect and other market participants, as well as market conditions, including prices charged by competitors. Rebates, the largest being the Medicaid rebate provision, are estimated based on contractual terms, historical experience, trend analysis and projected market conditions in the various markets served. The Company evaluates market conditions for products or groups of products primarily through the analysis of wholesaler and other third-party sell-through and market research data, as well as internally generated information.

Sales returns are generally estimated and recorded based on historical sales and returns information. Products that exhibit unusual sales or return patterns due to dating, competition or other marketing matters are specifically investigated and analyzed as part of the accounting for sales return accruals. Sales returns allowances represent a reserve for products that may be returned due to expiration, destruction in the field, or in specific areas, product recall. The returns reserve is based on historical return trends by product and by market as a percent to gross sales. In accordance with the Company’s accounting policies, the Company generally issues credit to customers for returned goods. The Company’s sales return reserves are accounted for in accordance with U.S. GAAP guidance for revenue recognition when right of return exists. Sales return reserves are recorded at full sales value. Sales returns in the Consumer and Pharmaceutical segments are almost exclusively not resalable. Sales returns for certain franchises in the Medical Devices and Diagnostics segment are typically resalable but are not material. The Company rarely exchanges products from inventory for returned products. The sales returns reserve for the total Company has ranged between 1.0% and 1.2% of annual sales to customers during the prior three fiscal reporting years 2008 — 2010.

Promotional programs, such as product listing allowances and cooperative advertising arrangements, are recorded in the year incurred. Continuing promotional programs include coupons and volume-based sales incentive programs. The redemption cost of consumer coupons is based on historical redemption experience by product and value. Volume-based incentive programs are based on the estimated sales volumes for the incentive period and are recorded as products are sold. The Company also earns service revenue for co-promotion of certain products and includes it in sales to customers. These arrangements are evaluated to determine the appropriate amounts to be deferred.

Shipping and Handling

Shipping and handling costs incurred were  $945 million,  $964 million and  $1,017 million in 2010, 2009 and 2008, respectively, and are included in selling, marketing and administrative expense. The amount of revenue received for shipping and handling is less than 0.5% of sales to customers for all periods presented.

Inventories

Inventories are stated at the lower of cost or market determined by the first-in, first-out method.

Intangible Assets and Goodwill

The authoritative literature on U.S. GAAP requires that goodwill and intangible assets with indefinite lives be assessed annually for impairment. The Company completed the annual impairment test for 2010 in the fiscal fourth quarter and no impairment was determined. Future impairment tests will be performed annually in the fiscal fourth quarter, or sooner if a triggering event occurs.

Intangible assets that have finite useful lives continue to be amortized over their useful lives, and are reviewed for impairment when warranted by economic conditions. See Note 5 for further details on Intangible Assets and Goodwill.

Financial Instruments

As required by U.S. GAAP, all derivative instruments are recorded on the balance sheet at fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether the derivative is designated as part of a hedge transaction, and if so, the type of hedge transaction.

The Company documents all relationships between hedged items and derivatives. The overall risk management strategy includes reasons for undertaking hedge transactions and entering into derivatives. The objectives of this strategy are: (1) minimize foreign currency exposure’s impact on the Company’s financial performance; (2) protect the Company’s cash flow from adverse movements in foreign exchange rates; (3) ensure the appropriateness of financial instruments; and (4) manage the enterprise risk associated with financial institutions. See Note 6 for additional information on Financial Instruments.

Product Liability

Accruals for product liability claims are recorded, on an undiscounted basis, when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated based on existing information. The accruals are adjusted periodically as additional information becomes available. As a result of cost and availability factors, effective November 1, 2005, the Company ceased purchasing third-party product liability insurance. Based on the availability of prior coverage, receivables for insurance recoveries related to product liability claims are recorded on an undiscounted basis, when it is probable that a recovery will be realized.

Research and Development

Research and development expenses are expensed as incurred. Upfront and milestone payments made to third-parties in connection with research and development collaborations are expensed as incurred up to the point of regulatory approval. Payments made to third parties subsequent to regulatory approval are capitalized and amortized over the remaining useful life of the related product. Amounts capitalized for such payments are included in other intangibles, net of accumulated amortization.

The Company enters into collaborative arrangements, typically with other pharmaceutical or biotechnology companies, to develop and commercialize drug candidates or intellectual property. These arrangements typically involve two (or more) parties who are active participants in the collaboration and are exposed to significant risks and rewards dependent on the commercial success of the activities. These collaborations usually involve various activities by one or more parties, including research and development, marketing and selling and distribution. Often, these collaborations require upfront, milestone and royalty or profit share payments, contingent upon the occurrence of certain future events linked to the success of the asset in development. Amounts due from collaborative partners related to development activities are generally reflected as a reduction of research and development expense because the performance of contract development services is not central to the Company’s operations. In general, the income statement presentation for these collaborations is as follows:

Nature/Type of Collaboration	Statement of Earnings Presentation

Third-party sale of product	Sales to customers
Royalties/milestones paid to collaborative partner (post-regulatory approval)*	Cost of goods sold
Royalties received from collaborative partner	Other income (expense), net
Upfront payments & milestones paid to collaborative partner (pre-regulatory approval)	Research and development expense
Research and development payments to collaborative partner	Research and development expense
Research and development payments received from collaborative partner	Reduction of Research and development expense

*	Milestones are capitalized as intangible assets and amortized to cost of goods sold over the useful life.

Advertising

Costs associated with advertising are expensed in the year incurred and are included in the selling, marketing and administrative expenses. Advertising expenses worldwide, which are comprised of television, radio, print media and Internet advertising, were  $2.5 billion,  $2.4 billion and  $2.9 billion in 2010, 2009 and 2008, respectively.

Income Taxes

The Company intends to continue to reinvest its undistributed international earnings to expand its international operations; therefore, no U.S. tax expense has been recorded with respect to the undistributed portion not intended for repatriation. At January 2, 2011 and January 3, 2010, the cumulative amount of undistributed international earnings was approximately  $37.0 billion and  $32.2 billion, respectively.

Deferred income taxes are recognized for tax consequences of temporary differences by applying enacted statutory tax rates, applicable to future years, to differences between the financial reporting and the tax basis of existing assets and liabilities.

Net Earnings Per Share

Basic earnings per share is computed by dividing net earnings available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities were exercised or converted into common stock using the treasury stock method.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the amounts reported. Estimates are used when accounting for sales discounts, rebates, allowances and incentives, product liabilities, income taxes, depreciation, amortization, employee benefits, contingencies and intangible asset and liability valuations. For instance, in determining annual pension and post-employment benefit costs, the Company estimates the rate of return on plan assets, and the cost of future health care benefits. Actual results may or may not differ from those estimates.

The Company follows the provisions of U.S. GAAP when recording litigation related contingencies. A liability is recorded when a loss is probable and can be reasonably estimated. The best estimate of a loss within a range is accrued; however, if no estimate in the range is better than any other, the minimum amount is accrued.

Annual Closing Date

The Company follows the concept of a fiscal year, which ends on the Sunday nearest to the end of the month of December. Normally each fiscal year consists of 52 weeks, but every five or six years the fiscal year consists of 53 weeks, as was the case in 2009 and will be the case again in 2014.

Reclassification

Certain prior period amounts have been reclassified to conform to current year presentation.

Cash, Cash Equivalents and Current Marketable Securities	12 Months Ended
Jan. 02, 2011
Cash, Cash Equivalents and Current Marketable Securities [Abstract]
Cash, Cash Equivalents and Current Marketable Securities

2.	Cash, Cash Equivalents and Current Marketable Securities

At the end of 2010 and 2009, the amortized cost of cash, cash equivalents and current marketable securities were comprised of:

	Amortized Cost
(Dollars in Millions)	2010	2009

Cash	$2,293	2,517
Government securities and obligations	22,349	13,370
Corporate debt securities	225	426
Money market funds	2,135	1,890
Time deposits	656	1,222

Total cash, cash equivalents and current marketable securities	$27,658	19,425

The estimated fair value was the same as the amortized cost as of January 2, 2011. The estimated fair value was  $19,426 million as of January 3, 2010 reflecting a  $1 million unrealized gain in Government securities and obligations.

As of January 2, 2011, current marketable securities consisted of  $8,153 million and  $150 million of government securities and obligations and corporate debt securities, respectively.

As of January 3, 2010, current marketable securities consisted of  $3,434 million and  $181 million of government securities and obligations and corporate debt securities, respectively.

Fair value of government securities and obligations and corporate debt securities were estimated using quoted broker prices in active markets.

The Company invests its excess cash in both deposits with major banks throughout the world and other high-quality money market instruments. The Company has a policy of making investments only with commercial institutions that have at least an A (or equivalent) credit rating.

Inventories	12 Months Ended
Jan. 02, 2011
Inventories [Abstract]
Inventories

3.	Inventories

At the end of 2010 and 2009, inventories were comprised of:

(Dollars in Millions)	2010	2009

Raw materials and supplies	$1,073	1,144
Goods in process	1,460	1,395
Finished goods	2,845	2,641

Total inventories	$5,378	5,180

Property, Plant and Equipment	12 Months Ended
Jan. 02, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

4.	Property, Plant and Equipment

At the end of 2010 and 2009, property, plant and equipment at cost and accumulated depreciation were:

(Dollars in Millions)	2010	2009

Land and land improvements	$738	714
Buildings and building equipment	9,079	8,863
Machinery and equipment	18,032	17,153
Construction in progress	2,577	2,521

Total property, plant and equipment, gross	$30,426	29,251
Less accumulated depreciation	15,873	14,492

Total property, plant and equipment, net	$14,553	14,759

The Company capitalizes interest expense as part of the cost of construction of facilities and equipment. Interest expense capitalized in 2010, 2009 and 2008 was  $73 million,  $101 million and  $147 million, respectively.

Depreciation expense, including the amortization of capitalized interest in 2010, 2009 and 2008, was  $2.2 billion,  $2.1 billion and  $2.0 billion, respectively.

Upon retirement or other disposal of property, plant and equipment, the costs and related amounts of accumulated depreciation or amortization are eliminated from the asset and accumulated depreciation accounts, respectively. The difference, if any, between the net asset value and the proceeds are recorded in earnings.

Intangible Assets and Goodwill	12 Months Ended
Jan. 02, 2011
Intangible Assets and Goodwill [Abstract]
Intangible Assets and Goodwill

5.	Intangible Assets and Goodwill

At the end of 2010 and 2009, the gross and net amounts of intangible assets were:

(Dollars in Millions)	2010	2009

Intangible assets with definite lives:
Patents and trademarks — gross	$6,660	5,697
Less accumulated amortization	2,629	2,177

Patents and trademarks — net	$4,031	3,520

Other intangibles — gross	$7,674	7,808
Less accumulated amortization	2,880	2,680

Other intangibles — net	$4,794	5,128

Total intangible assets with definite lives — gross	$14,334	13,505
Less accumulated amortization	5,509	4,857

Total intangible assets with definite lives — net	$8,825	8,648

Intangible assets with indefinite lives:
Trademarks	$5,954	5,938
Purchased in-process research and development*	1,937	1,737

Total intangible assets with indefinite lives	$7,891	7,675

Total intangible assets — net	$16,716	16,323

*	Purchased in-process research and development will be accounted for as an indefinite-lived intangible asset until the underlying project is completed or abandoned.

Goodwill as of January 2, 2011 and January 3, 2010, as allocated by segment of business is as follows:

			Med Dev
(Dollars in Millions)	Consumer	Pharm	and Diag	Total

Goodwill at December 28, 2008	$7,474	963	5,282	13,719

Acquisitions	—	271	401	672
Currency translation/other*	600	10	(139)	471

Goodwill at January 3, 2010	$8,074	1,244	5,544	14,862

Acquisitions	—	—	397	397
Currency translation/other	70	(19)	(16)	35

Goodwill at January 2, 2011	$8,144	1,225	5,925	15,294

*	Includes reclassification between segments.

The weighted average amortization periods for patents and trademarks and other intangible assets are 17 years and 28 years, respectively. The amortization expense of amortizable assets was  $748 million,  $675 million and  $788 million before tax, for the fiscal years ended January 2, 2011, January 3, 2010 and December 28, 2008, respectively. Certain patents and intangible assets were written down to fair value during fiscal years 2010, 2009 and 2008, with the resulting charge included in amortization expense. These write downs did not have a material impact on the Company’s results of operations, cash flows or financial position.

The estimated amortization expense for the five succeeding years approximates  $730 million before tax, per year. Substantially all of the amortization expense is included in cost of products sold.

Fair Value Measurements	12 Months Ended
Jan. 02, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

6.	Fair Value Measurements

The Company uses forward exchange contracts to manage its exposure to the variability of cash flows, primarily related to the foreign exchange rate changes of future intercompany product and third-party purchases of raw materials denominated in foreign currency. The Company also uses cross currency interest rate swaps to manage currency risk primarily related to borrowings. Both types of derivatives are designated as cash flow hedges. The Company also uses forward exchange contracts to manage its exposure to the variability of cash flows for repatriation of foreign dividends. These contracts are designated as net investment hedges. Additionally, the Company uses forward exchange contracts to offset its exposure to certain foreign currency assets and liabilities. These forward exchange contracts are not designated as hedges and therefore, changes in the fair values of these derivatives are recognized in earnings, thereby offsetting the current earnings effect of the related foreign currency assets and liabilities. The Company does not enter into derivative financial instruments for trading or speculative purposes, or contain credit risk related contingent features or requirements to post collateral. On an ongoing basis, the Company monitors counterparty credit ratings. The Company considers credit non-performance risk to be low, because the Company enters into agreements with commercial institutions that have at least an A (or equivalent) credit rating. As of January 2, 2011, the Company had notional amounts outstanding for forward foreign exchange contracts and cross currency interest rate swaps of  $21 billion and  $3 billion, respectively.

All derivative instruments are to be recorded on the balance sheet at fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether the derivative is designated as part of a hedge transaction, and if so, the type of hedge transaction.

The designation as a cash flow hedge is made at the entrance date into the derivative contract. At inception, all derivatives are expected to be highly effective. Changes in the fair value of a derivative that is designated as a cash flow hedge and is highly effective are recorded in accumulated other comprehensive income until the underlying transaction affects earnings, and are then reclassified to earnings in the same account as the hedged transaction. Gains/losses on net investment hedges are accounted for through the currency translation account and are insignificant. On an ongoing basis, the Company assesses whether each derivative continues to be highly effective in offsetting changes in the cash flows of hedged items. If and when a derivative is no longer expected to be highly effective, hedge accounting is discontinued. Hedge ineffectiveness, if any, is included in current period earnings in other (income) and expense, net, and was not material for the fiscal years ended January 2, 2011 and January 3, 2010. Refer to Note 13 for disclosures of movements in Accumulated Other Comprehensive Income.

As of January 2, 2011, the balance of deferred net gains on derivatives included in accumulated other comprehensive income was  $100 million after-tax. For additional information, see Note 13. The Company expects that substantially all of the amount related to foreign exchange contracts will be reclassified into earnings over the next 12 months as a result of transactions that are expected to occur over that period. The maximum length of time over which the Company is hedging transaction exposure is 18 months, excluding interest rate swaps. The amount ultimately realized in earnings will differ as foreign exchange rates change. Realized gains and losses are ultimately determined by actual exchange rates at maturity of the derivative.

The following table is a summary of the activity related to designated derivatives for the fiscal years ended January 2, 2011 and January 3, 2010:

			Gain/(Loss)				Gain/(Loss)
	Gain/(Loss)		Reclassified from				Recognized in
	Recognized in		Accumulated OCI				Other
Cash Flow Hedges	Accumulated OCI(1)		into Income(1)				Income/expense(2)
(Dollars in Millions)	2010	2009	2010		2009		2010	2009

Foreign exchange contracts	$(66)	(63)	(52	)(A)	(47	)(A)	(2)	1
Foreign exchange contracts	(296)	(173)	(300	)(B)	70	(B)	(38)	(1)
Foreign exchange contracts	51	5	57	(C)	13	(C)	5	—
Cross currency interest rate swaps	(40)	241	6	(D)	(16	)(D)	—	—
Foreign exchange contracts	18	28	1	(E)	(6	)(E)	3	(12)

Total	$(333)	38	(288)		14		(32)	(12)

All amounts shown in the table above are net of tax.

(1)	Effective portion

(2)	Ineffective portion

(A)	Included in Sales to customer

(B)	Included in Cost of products sold

(C)	Included in Research and development expense

(D)	Included in Interest (income)/Interest expense, net

(E)	Included in Other (income)/expense, net

For the fiscal years ended January 2, 2011 and January 3, 2010, a loss of  $31 million and a gain of  $21 million, respectively, was recognized in Other (income)/expense, net, relating to foreign exchange contracts not designated as hedging instruments.

Fair value is the exit price that would be received to sell an asset or paid to transfer a liability. Fair value is a market-based measurement that should be determined using assumptions that market participants would use in pricing an asset or liability. The authoritative literature establishes a three-level hierarchy to prioritize the inputs used in measuring fair value. The levels within the hierarchy are described below with Level 1 having the highest priority and Level 3 having the lowest.

The fair value of a derivative financial instrument (i.e. forward exchange contract, currency swap) is the aggregation by currency of all future cash flows discounted to its present value at the prevailing market interest rates and subsequently converted to the U.S. dollar at the current spot foreign exchange rate. The Company does not believe that fair values of these derivative instruments materially differ from the amounts that could be realized upon settlement or maturity, or that the changes in fair value will have a material effect on the Company’s results of operations, cash flows or financial position. The Company also holds equity investments that are classified as Level 1 as they are traded in an active exchange market.

The following three levels of inputs are used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets and liabilities.

Level 2 — Significant other observable inputs.

Level 3 — Significant unobservable inputs.

The Company’s significant financial assets and liabilities measured at fair value as of January 2, 2011 and January 3, 2010 were as follows:

				2010	2009
(Dollars in Millions)	Level 1	Level 2	Level 3	Total	Total(1)

Derivatives designated as hedging instruments:
Assets:
Foreign exchange contracts	$—	321	—	321	436
Cross currency interest rate swaps(2)		17		17	126

Total	—	338	—	338	562

Liabilities:
Foreign exchange contracts	—	586	—	586	608
Cross currency interest rate swaps(3)		502		502	571

Total	—	1,088	—	1,088	1,179

Derivatives not designated as hedging instruments:
Assets:
Foreign exchange contracts	—	19	—	19	33
Liabilities:
Foreign exchange contracts	—	39	—	39	40
Other investments	$1,165	—	—	1,165	1,134

(1)	2009 assets and liabilities are all classified as Level 2 with the exception of other investments of $1,134 million which are classified as Level 1.

(2)	Includes $14 million and $119 million of non-current assets for the fiscal years ending January 2, 2011 and January 3, 2010, respectively.

(3)	Includes $502 million and $517 million of non-current liabilities for the fiscal years ending January 2, 2011 and January 3, 2010, respectively.

See Notes 2 and 7 for financial assets and liabilities held at carrying amount on the Consolidated Balance Sheet.

Borrowings	12 Months Ended
Jan. 02, 2011
Borrowings [Abstract]
Borrowings

7.	Borrowings

The components of long-term debt are as follows:

			Effective				Effective
(Dollars in Millions)	2010		Rate %		2009		Rate %

5.15% Debentures due 2012	$599		5.18%		599		5.18
3.80% Debentures due 2013	500		3.82		500		3.82
5.55% Debentures due 2017	1,000		5.55		1,000		5.55
5.15% Debentures due 2018	898		5.15		898		5.15
4.75% Notes due 2019 (1B Euro 1.3268)(2)/(1B Euro 1.4382)(3)	1,319	(2)	5.35		1,429	(3)	5.35
3% Zero Coupon Convertible Subordinated Debentures due 2020	194		3.00		188		3.00
2.95% Debentures due 2020	541		3.15		—		—
6.73% Debentures due 2023	250		6.73		250		6.73
5.50% Notes due 2024 (500MM GBP 1.5403)(2)/ (500MM GBP 1.6189)(3)	764	(2)	5.71		803	(3)	5.71
6.95% Notes due 2029	294		7.14		294		7.14
4.95% Debenture due 2033	500		4.95		500		4.95
5.95% Notes due 2037	995		5.99		995		5.99
5.86% Debentures due 2038	700		5.86		700		5.86
4.50% Debentures due 2040	539		4.63		—		—
Other (Includes Industrial Revenue Bonds)	76				101

	9,169(4)		5.25	(1)	8,257	(4)	5.42(1)
Less current portion	13				34

	$9,156				8,223

(1)	Weighted average effective rate.

(2)	Translation rate at January 2, 2011.

(3)	Translation rate at January 3, 2010.

(4)	The excess of the fair value over the carrying value of debt was $1.0 billion in 2010 and $0.8 billion in 2009.

Fair value of the non-current debt was estimated using market prices, which were corroborated by quoted broker prices in active markets.

The Company has access to substantial sources of funds at numerous banks worldwide. In September 2010, the Company secured a new 364-day Credit Facility. Total credit available to the Company approximates  $10 billion, which expires September 22, 2011. Interest charged on borrowings under the credit line agreements is based on either bids provided by banks, the prime rate or London Interbank Offered Rates (LIBOR), plus applicable margins. Commitment fees under the agreements are not material.

Throughout 2010 the Company continued to have access to liquidity through the commercial paper market. Short-term borrowings and the current portion of long-term debt amounted to approximately  $7.6 billion at the end of 2010, of which  $7.4 billion was borrowed under the Commercial Paper Program. The remainder represents principally local borrowing by international subsidiaries.

The Company has a shelf registration with the Securities and Exchange Commission that enables the Company to issue on a timely basis debt securities and warrants to purchase debt securities.

Aggregate maturities of long-term obligations commencing in 2010 are:

(Dollars in Millions)

					After
2011	2012	2013	2014	2015	2015

$13	644	509	9	—	7,994

Income Taxes	12 Months Ended
Jan. 02, 2011
Income Taxes [Abstract]
Income Taxes

8.	Income Taxes

The provision for taxes on income consists of:

(Dollars in Millions)	2010	2009	2008

Currently payable:
U.S. taxes	$2,063	2,410	2,334
International taxes	1,194	1,515	1,624

Total currently payable	3,257	3,925	3,958

Deferred:
U.S. taxes	(4)	187	126
International taxes	360	(623)	(104)

Total deferred	356	(436)	22

Provision for taxes on income	$3,613	3,489	3,980

A comparison of income tax expense at the U.S. statutory rate of 35% in 2010, 2009 and 2008, to the Company’s effective tax rate is as follows:

(Dollars in Millions)	2010	2009	2008

U.S.	$6,392	7,141	6,579
International	10,555	8,614	10,350

Earnings before taxes on income:	$16,947	15,755	16,929

Tax rates:
U.S. statutory rate	35.0%	35.0	35.0
Ireland and Puerto Rico operations	(5.1)	(5.1)	(6.8)
Research and orphan drug tax credits	(0.6)	(0.6)	(0.6)
U.S. state and local	1.0	1.8	1.6
International subsidiaries excluding Ireland	(7.5)	(6.7)	(5.6)
U.S. manufacturing deduction	(0.5)	(0.4)	(0.4)
In-process research and development (IPR&D)	—	—	0.4
U.S. Tax international income	(0.6)	(1.6)	(0.5)
All other	(0.4)	(0.3)	0.4

Effective tax rate	21.3%	22.1	23.5

The Company has subsidiaries manufacturing in Ireland under an incentive tax rate. In addition, the Company has subsidiaries operating in Puerto Rico under various tax incentive grants. The decrease in the 2010 tax rate was primarily due to decreases in taxable income in higher tax jurisdictions relative to taxable income in lower tax jurisdictions and certain U.S. tax adjustments. The decrease in the 2009 tax rate was primarily due to increases in taxable income in lower tax jurisdictions relative to taxable income in higher tax jurisdictions.

Temporary differences and carry forwards for 2010 and 2009 are as follows:

	2010		2009
	Deferred Tax		Deferred Tax
(Dollars in Millions)	Asset	Liability	Asset	Liability

Employee related obligations	$2,211		2,153
Stock based compensation	1,225		1,291
Depreciation		(769)		(661)
Non-deductible intangibles		(2,725)		(2,377)
International R&D capitalized for tax	1,857		1,989
Reserves & liabilities	948		1,014
Income reported for tax purposes	691		648
Net operating loss carryforward international	738		615
Miscellaneous international	1,326	(106)	1,474	(110)
Miscellaneous U.S.	470		799

Total deferred income taxes	$9,466	(3,600)	9,983	(3,148)

The difference between the net deferred tax on income per the balance sheet and the net deferred tax above is included in taxes on income on the balance sheet. The 2009 deferred tax Miscellaneous U.S. includes current year tax receivables. The Company has a wholly-owned international subsidiary that has cumulative net losses. The Company believes that it is more likely than not that this subsidiary will realize future taxable income sufficient to utilize these deferred tax assets.

The following table summarizes the activity related to unrecognized tax benefits:

(Dollars in Millions)	2010	2009	2008

Beginning of year	$2,403	1,978	1,653
Increases related to current year tax positions	465	555	545
Increases related to prior period tax positions	68	203	87
Decreases related to prior period tax positions	(431)	(163)	(142)
Settlements	(186)	(87)	(137)
Lapse of statute of limitations	(12)	(83)	(28)

End of year	$2,307	2,403	1,978

The Company had  $2.3 billion,  $2.4 billion and  $2.0 billion of unrecognized tax benefits as of January 2, 2011, January 3, 2010 and December 28, 2008, respectively. All of the unrecognized tax benefits of  $2.3 billion at January 2, 2011, if recognized, would affect the Company’s annual effective tax rate. The Company conducts business and files tax returns in numerous countries and currently has tax audits in progress with a number of tax authorities. The U.S. Internal Revenue Service (IRS) has completed its audit for the tax years through 2005; however, there are a limited number of issues remaining open for prior tax years going back to 1999. In other major jurisdictions where the Company conducts business, the years remain open generally back to the year 2003. The Company does not expect that the total amount of unrecognized tax benefits will significantly change over the next twelve months. The Company is not able to provide a reasonably reliable estimate of the timing of any other future tax payments relating to uncertain tax positions.

The Company classifies liabilities for unrecognized tax benefits and related interest and penalties as long-term liabilities. Interest expense and penalties related to unrecognized tax benefits are classified as income tax expense. The Company recognized after tax interest of  $34 million income,  $36 million expense and  $69 million expense in 2010, 2009 and 2008, respectively. The total amount of accrued interest was  $264 million and  $309 million in 2010 and 2009, respectively.

Employee Related Obligations	12 Months Ended
Jan. 02, 2011
Employee Related Obligations [Abstract]
Employee Related Obligations

9.	Employee Related Obligations

At the end of 2010 and 2009, employee related obligations recorded on the Consolidated Balance Sheet were:

(Dollars in Millions)	2010	2009

Pension benefits	$2,175	2,792
Postretirement benefits	2,359	2,245
Postemployment benefits	1,379	1,504
Deferred compensation	820	790

Total employee obligations	6,733	7,331
Less current benefits payable	646	562

Employee related obligations — non-current	$6,087	6,769

Prepaid employee related obligations of  $615 million and  $266 million for 2010 and 2009, respectively, are included in other assets on the consolidated balance sheet.

Pensions and Other Benefit Plans	12 Months Ended
Jan. 02, 2011
Pensions and Other Benefit Plans [Abstract]
Pensions and Other Benefit Plans

10.	Pensions and Other Benefit Plans

The Company sponsors various retirement and pension plans, including defined benefit, defined contribution and termination indemnity plans, which cover most employees worldwide. The Company also provides postretirement benefits, primarily health care, to all U.S. retired employees and their dependents.

Many international employees are covered by government-sponsored programs and the cost to the Company is not significant.

Retirement plan benefits are primarily based on the employee’s compensation during the last three to five years before retirement and the number of years of service. International subsidiaries have plans under which funds are deposited with trustees, annuities are purchased under group contracts, or reserves are provided.

The Company does not fund retiree health care benefits in advance and has the right to modify these plans in the future.

The Company uses the date of its consolidated financial statements (January 2, 2011 and January 3, 2010, respectively) as the measurement date for all U.S. and international retirement and other benefit plans.

In accordance with U.S. GAAP, the Company has adopted the recent standards related to employers’ accounting for defined benefit pension and other postretirement plans.

Net periodic benefit costs for the Company’s defined benefit retirement plans and other benefit plans for 2010, 2009 and 2008 include the following components:

	Retirement Plans			Other Benefit Plans
(Dollars in Millions)	2010	2009	2008	2010	2009	2008

Service cost	$550	511	545	$134	137	142
Interest cost	791	746	701	202	174	166
Expected return on plan assets	(1,005)	(934)	(876)	(1)	(1)	(2)
Amortization of prior service cost	10	13	10	(4)	(5)	(4)
Amortization of net transition asset	1	1	2	—	—	—
Recognized actuarial losses	236	155	62	48	55	64
Curtailments and settlements	1	(11)	7	—	(1)	—

Net periodic benefit cost	$584	481	451	$379	359	366

The net periodic benefit cost attributable to U.S. retirement plans was  $294 million,  $286 million and  $220 million in 2010, 2009 and 2008, respectively.

Amounts expected to be recognized in net periodic benefit cost in the coming year for the Company’s defined benefit retirement plans and other postretirement plans:

(Dollars in Millions)

Amortization of net transition obligation	$1
Amortization of net actuarial losses	402
Amortization of prior service cost	5

Unrecognized gains and losses for the U.S. pension plans are amortized over the average remaining future service for each plan. For plans with no active employees, they are amortized over the average life expectancy. The amortization of gains and losses for the other U.S. benefit plans is determined by using a 10% corridor of the greater of the market value of assets or the projected benefit obligation. Total unamortized gains and losses in excess of the corridor are amortized over the average remaining future service.

Prior service costs/benefits for the U.S. pension plans are amortized over the remaining future service of plan participants at the time of the plan amendment. Prior service cost/benefit for the other U.S. benefit plans is amortized over the average remaining service to full eligibility age of plan participants at the time of the plan amendment.

The weighted-average assumptions in the following table represent the rates used to develop the actuarial present value of projected benefit obligation for the year listed and also the net periodic benefit cost for the following year.

	Retirement Plans			Other Benefit Plans
(Dollars in Millions)	2010	2009	2008	2010	2009	2008

U.S. Benefit Plans
Discount rate	5.98%	6.50	6.50	5.98%	6.50	6.50
Expected long-term rate of return on plan assets	9.00	9.00	9.00	9.00	9.00	9.00
Rate of increase in compensation levels	4.25	4.50	4.50	4.25	4.50	4.50
International Benefit Plans
Discount rate	5.26%	5.75	6.00	6.32%	6.75	7.25
Expected long-term rate of return on plan assets	8.00	8.00	8.00	—	—	—
Rate of increase in compensation levels	4.00	4.00	4.00	4.75	4.75	4.50

The Company’s discount rates are determined by considering current yield curves representing high quality, long-term fixed income instruments. The resulting discount rates are consistent with the duration of plan liabilities.

The expected long-term rate of return on plan assets assumption is determined using a building block approach, considering historical averages and real returns of each asset class. In certain countries, where historical returns are not meaningful, consideration is given to local market expectations of long-term returns.

The following table displays the assumed health care cost trend rates, for all individuals:

Health Care Plans	2010	2009

Health care cost trend rate assumed for next year	7.50%	8.00
Rate to which the cost trend rate is assumed to decline (ultimate trend)	5.00%	5.00
Year the rate reaches the ultimate trend rate	2018	2017

A one-percentage-point change in assumed health care cost trend rates would have the following effect:

	One-Percentage-	One-Percentage-
(Dollars in Millions)	Point Increase	Point Decrease

Health Care Plans
Total interest and service cost	$36	$(28)
Postretirement benefit obligation	377	(302)

The following table sets forth information related to the benefit obligation and the fair value of plan assets at year-end 2010 and 2009 for the Company’s defined benefit retirement plans and other postretirement plans:

	Retirement Plans		Other Benefit Plans
(Dollars in Millions)	2010	2009	2010	2009

Change in Benefit Obligation
Projected benefit obligation — beginning of year	$13,449	11,923	$3,590	2,765
Service cost	550	511	134	137
Interest cost	791	746	202	174
Plan participant contributions	42	50	—	—
Amendments	—	3	—	—
Actuarial losses	815	412	115	51
Divestitures & acquisitions	—	15	—	13
Curtailments & settlements & restructuring	(10)	(3)	—	748
Benefits paid from plan	(627)	(570)	(476)	(313)
Effect of exchange rates	(17)	362	7	15

Projected benefit obligation — end of year*	$14,993	13,449	$3,572	3,590

Change in Plan Assets
Plan assets at fair value — beginning of year	$10,923	7,677	$16	17
Actual return on plan assets	1,466	2,048	2	4
Company contributions	1,611	1,354	472	308
Plan participant contributions	42	50	—	—
Settlements	(7)	—	—	—
Benefits paid from plan assets	(627)	(570)	(476)	(313)
Effect of exchange rates	25	364	—	—

Plan assets at fair value — end of year	$13,433	10,923	$14	16

Funded status at — end of year*	$(1,560)	(2,526)	$(3,558)	(3,574)

Amounts Recognized in the Company’s Balance Sheet consist of the following:
Non-current assets	$615	266	$—	—
Current liabilities	(54)	(53)	(576)	(484)
Non-current liabilities	(2,121)	(2,739)	(2,982)	(3,090)

Total recognized in the consolidated balance sheet — end of year	$(1,560)	(2,526)	$(3,558)	(3,574)

Amounts Recognized in Accumulated Other Comprehensive Income consist of the following:
Net actuarial loss	$3,539	3,415	$1,017	924
Prior service cost (credit)	39	47	(21)	(23)
Unrecognized net transition obligation	4	5	—	—

Total before tax effects	$3,582	3,467	$996	901

Accumulated Benefit Obligations — end of year*	$13,134	11,687

Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income
Net periodic benefit cost	$584	481	$379	359

Net actuarial loss (gain)	354	(704)	134	48
Amortization of net actuarial loss	(242)	(134)	(46)	(131)
Prior service cost	—	3	—	—
Amortization of prior service (cost) credit	(10)	(13)	4	5
Effect of exchange rates	13	57	3	2

Total recognized in other comprehensive income, before tax	$115	(791)	$95	(76)

Total recognized in net periodic benefit cost and other comprehensive income	$699	(310)	$474	283

*	The Company does not fund certain plans, as funding is not required. $1.3 billion and $1.2 billion of the 2010 and 2009 projected benefit obligation and $1.3 billion and $1.2 billion of the underfunded status for each of the fiscal years 2010 and 2009, respectively, relates to the unfunded pension plans. $1.1 billion and $1.0 billion of the accumulated benefit obligation for the fiscal years 2010 and 2009, respectively, relate to these unfunded pension plans.

Plans with accumulated benefit obligations in excess of plan assets consist of the following:

	Retirement Plans
(Dollars in Millions)	2010	2009

Accumulated benefit obligation	$(2,361)	(4,065)
Projected benefit obligation	(2,771)	(4,663)
Plan assets at fair value	817	2,564

The following table displays the projected future benefit payments from the Company’s retirement and other benefit plans:

(Dollars in Millions)	2011	2012	2013	2014	2015	2016-2020

Projected future benefit payments
Retirement plans	$596	598	614	642	682	4,153

Other benefit plans — gross	$263	212	200	202	203	1,075
Medicare rebates	(10)	(12)	—	—	—	—

Other benefit plans — net	$253	200	200	202	203	1,075

The 2011 other benefit plan future projected benefit payments exclude  $345 million of severance payments associated with the 2009 worldwide restructuring program.

In 2010, the Company contributed  $1,236 million and  $375 million to its U.S. and international pension plans, respectively.

The Company plans to continue to fund its U.S. defined benefit plans to comply with the Pension Protection Act of 2006.

International plans are funded in accordance with local regulations. Additional discretionary contributions are made when deemed appropriate to meet the long-term obligations of the plans. For certain plans, funding is not a common practice, as funding provides no economic benefit. Consequently the Company has several pension plans that are not funded.

The following table displays the projected future minimum contributions to the Company’s U.S. and international unfunded retirement plans. These amounts do not include any discretionary contributions that the Company may elect to make in the future.

(Dollars in Millions)	2011	2012	2013	2014	2015	2016-2020

Projected future contributions
Unfunded U.S. retirement plans	$36	38	40	43	46	300

Unfunded international retirement plans	$18	17	19	19	23	128

Each pension plan is overseen by a local committee or board that is responsible for the overall administration and investment of the pension plans. In determining investment policies, strategies and goals, each committee or board considers factors including, local pension rules and regulations; local tax regulations; availability of investment vehicles (separate accounts, commingled accounts, insurance funds, etc.); funded status of the plans; ratio of actives to retirees; duration of liabilities; and other relevant factors including, diversification, liquidity of local markets and liquidity of base currency. A majority of the Company’s pension funds are open to new entrants and are expected to be on-going plans. Permitted investments are primarily liquid and/or listed, with little reliance on illiquid and non-traditional investments such as hedge funds. An asset allocation of 75% equities and 25% fixed income is generally pursued unless local regulations and illiquidity require otherwise.

The Company’s retirement plan asset allocation at the end of 2010 and 2009 and target allocations for 2011 are as follows:

	Percent of		Target
	Plan Assets		Allocation
	2010	2009	2011

U.S. Retirement Plans
Equity securities	79%	76%	75%
Debt securities	21	24	25

Total plan assets	100%	100%	100%

International Retirement Plans

Equity securities	65%	65%	65%
Debt securities	35	34	35
Real estate and other	—	1	—

Total plan assets	100%	100%	100%

The Company’s other benefit plans are unfunded except for U.S. life insurance contract assets of  $14 million and  $16 million at January 2, 2011 and January 3, 2010, respectively.

The fair value of Johnson & Johnson Common Stock directly held in plan assets was  $453 million (3.4% of total plan assets) at January 2, 2011 and  $469 million (4.3% of total plan assets) at January 3, 2010.

Determination of Fair Value

The Plan has an established and well-documented process for determining fair values. Fair value is based upon quoted market prices, where available. If listed prices or quotes are not available, fair value is based upon models that primarily use, as inputs, market-based or independently sourced market parameters, including yield curves, interest rates, volatilities, equity or debt prices, foreign exchange rates and credit curves.

While the Plan believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date.

Valuation Hierarchy

The authoritative literature establishes a three-level hierarchy to prioritize the inputs used in measuring fair value. The levels within the hierarchy are described in the table below with Level 1 having the highest priority and Level 3 having the lowest.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Following is a description of the valuation methodologies used for the investments measured at fair value.

•	Short-term investments — Cash and quoted short-term instruments are valued at the closing price or the amount held on deposit by the custodian bank. Other investments are through investment vehicles valued using the Net Asset Value (NAV) provided by the administrator of the fund. The NAV is based on the value of the underlying assets owned by the fund, minus its liabilities, and then divided by the number of shares outstanding. The NAV is a quoted price in a market that is not active and classified as Level 2.

•	Government and agency securities — A limited number of these investments are valued at the closing price reported on the major market on which the individual securities are traded. Where quoted prices are available in an active market, the investments are classified within Level 1 of the valuation hierarchy. If quoted market prices are not available for the specific security, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics or discounted cash flows. When quoted market prices for a security are not available in an active market, they are classified as Level 2.

•	Debt instruments — A limited number of these investments are valued at the closing price reported on the major market on which the individual securities are traded. Where quoted prices are available in an active market, the investments are classified as Level 1. If quoted market prices are not available for the specific security, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics or discounted cash flows and are classified as Level 2. Level 3 debt instruments are priced based on unobservable inputs.

•	Equity securities — Common stocks are valued at the closing price reported on the major market on which the individual securities are traded. Substantially all common stock is classified within Level 1 of the valuation hierarchy.

•	Commingled funds — The investments are public investment vehicles valued using the NAV provided by the fund administrator. The NAV is based on the value of the underlying assets owned by the fund, minus its liabilities, and then divided by the number of shares outstanding. Assets in the Level 2 category have a quoted market price in a market that is not active.

•	Insurance contracts — The instruments are issued by insurance companies. The fair value is based on negotiated value and the underlying investments held in separate account portfolios as well as considering the credit worthiness of the issuer. The underlying investments are government, asset-backed and fixed income securities. In general, insurance contracts are classified as Level 3 as there are no quoted prices nor other observable inputs for pricing.

•	Other assets — Other assets are represented primarily by limited partnerships and real estate investments, as well as commercial loans and commercial mortgages that are not classified as corporate debt. Other assets that are exchange listed and actively traded are classified as Level 1, while inactively traded assets are classified as Level 2. Most limited partnerships represent investments in private equity and similar funds that are valued by the general partners. These, as well as any other assets valued using unobservable inputs, are classified as Level 3.

The following table sets forth the trust investments measured at fair value as of January 2, 2011 and January 3, 2010:

	Quoted Prices		Significant		Significant
	in Active		Other		Unobserv-
	Markets for		Observable		able
	Identical Assets		Inputs		Inputs
	(Level 1)		(Level 2)		(Level 3)		Total Assets
(Dollars in Millions)	2010	2009	2010	2009	2010	2009	2010	2009

Short-term investment funds	$80	91	371	358	—	—	451	449
Government and agency securities	69	—	1,484	1,165	—	—	1,553	1,165
Debt instruments	5	3	1,149	1,145	13	5	1,167	1,153
Equity securities	6,744	5,068	14	58	24	15	6,782	5,141
Commingled funds	1	—	3,173	2,673	35	26	3,209	2,699
Insurance contracts	—	—	—	—	29	32	29	32
Other assets	10	31	150	171	82	82	242	284

Trust investments at fair value	$6,909	5,193	6,341	5,570	183	160	13,433	10,923

Level 3 Gains and Losses

The table below sets forth a summary of changes in the fair value of the Plan’s Level 3 assets for the years ended January 2, 2011 and January 3, 2010:

	Debt	Equity	Commingled	Insurance	Other	Total
(Dollars in Millions)	Instruments	Securities	Funds	Contracts	Assets	Level 3

Balance December 28, 2008	$7	15	15	29	85	151
Realized gains (losses)	—	—	—	3	—	3
Unrealized gains (losses)	2	(2)	(2)	—	(3)	(5)
Purchases, sales, issuances and settlements, net	(4)	2	13	—	—	11

Balance January 3, 2010	5	15	26	32	82	160
Realized gains (losses)	(1)	—	—	(3)	1	(3)
Unrealized gains (losses)	1	4	4	—	(3)	6
Purchases, sales, issuances and settlements, net	8	5	5	—	2	20

Balance January 2, 2011	$13	24	35	29	82	183

Savings Plan	12 Months Ended
Jan. 02, 2011
Savings Plan [Abstract]
Savings Plan

11.	Savings Plan

The Company has voluntary 401(k) savings plans designed to enhance the existing retirement programs covering eligible employees. The Company matches a percentage of each employee’s contributions consistent with the provisions of the plan for which he/she is eligible. Total Company matching contributions to the plans were  $157 million,  $163 million and  $166 million in 2010, 2009 and 2008, respectively.

Capital and Treasury Stock	12 Months Ended
Jan. 02, 2011
Capital and Treasury Stock [Abstract]
Capital and Treasury Stock

12.	Capital and Treasury Stock

Changes in treasury stock were:

(Amounts in Millions Except Treasury Stock	Treasury Stock
Number of Shares in Thousands)	Shares	Amount

Balance at December 30, 2007	279,620	$14,388
Employee compensation and stock option plans	(29,906)	(2,005)
Conversion of subordinated debentures	(19)	(1)
Repurchase of common stock	100,970	6,651

Balance at December 28, 2008	350,665	19,033
Employee compensation and stock option plans	(22,161)	(1,377)
Conversion of subordinated debentures	(96)	(6)
Repurchase of common stock	37,114	2,130

Balance at January 3, 2010	365,522	19,780
Employee compensation and stock option plans	(28,827)	(1,792)
Conversion of subordinated debentures	(39)	(2)
Repurchase of common stock	45,090	2,797

Balance at January 2, 2011	381,746	$20,783

Aggregate shares of Common Stock issued were approximately 3,119,843,000 shares at the end of 2010, 2009 and 2008.

Cash dividends paid were  $2.110 per share in 2010, compared with dividends of  $1.930 per share in 2009, and  $1.795 per share in 2008.

Accumulated Other Comprehensive Income	12 Months Ended
Jan. 02, 2011
Accumulated Other Comprehensive Income [Abstract]
Accumulated Other Comprehensive Income

13.	Accumulated Other Comprehensive Income

Components of other comprehensive income/(loss) consist of the following:

					Total
				Gains/	Accumulated
	Foreign	Gains/		(Losses) on	Other
	Currency	(Losses) on	Employee	Derivatives	Comprehensive
(Dollars in Millions)	Translation	Securities	Benefit Plans	& Hedges	Income/(Loss)

December 30, 2007	$628	84	(1,360)	(45)	(693)
2008 changes
Unrealized gain (loss)	—	(32)	—	94
Net amount reclassed to net earnings	—	(27)	—	72

Net 2008 changes	(2,499)	(59)	(1,870)	166	(4,262)

December 28, 2008	$(1,871)	25	(3,230)	121	(4,955)
2009 changes
Unrealized gain (loss)	—	(52)	—	38
Net amount reclassed to net earnings	—	(3)	—	(14)

Net 2009 changes	1,363	(55)	565	24	1,897

January 3, 2010	$(508)	(30)	(2,665)	145	(3,058)
2010 changes
Unrealized gain (loss)	—	99	—	(333)
Net amount reclassed to net earnings	—	(45)	—	288
Net 2010 changes	(461)	54	(21)	(45)	(473)

January 2, 2011	$(969)	24	(2,686)	100	(3,531)

The tax effect on the unrealized gains/(losses) on the equity securities was expense of  $13 million in 2010, income of  $14 million in 2009 and expense of  $14 million in 2008. The tax effect related to employee benefit plans was  $11 million,  $302 million and  $1,090 million in 2010, 2009 and 2008, respectively. The tax effect on the gains/(losses) on derivatives and hedges was expense of  $54 million,  $78 million and  $70 million in 2010, 2009 and 2008, respectively. See Note 6 for additional information relating to derivatives and hedging.

The currency translation adjustments are not adjusted for income taxes as they relate to permanent investments in international subsidiaries.

International Currency Translation	12 Months Ended
Jan. 02, 2011
International Currency Translation [Abstract]
International Currency Translation

14.	International Currency Translation

For translation of its subsidiaries operating in non-U.S. Dollar currencies, the Company has determined that the local currencies of its international subsidiaries are the functional currencies except those in highly inflationary economies, which are defined as those which have had compound cumulative rates of inflation of 100% or more during the past three years, or where a substantial portion of its cash flows are not in the local currency.

In consolidating international subsidiaries, balance sheet currency effects are recorded as a component of accumulated other comprehensive income. This equity account includes the results of translating all balance sheet assets and liabilities at current exchange rates, except for those located in highly inflationary economies. The translation of balance sheet accounts for highly inflationary economies are reflected in the operating results.

An analysis of the changes during 2010, 2009 and 2008 for foreign currency translation adjustments is included in Note 13.

Net currency transaction gains and losses included in other (income) expense were losses of  $130 million,  $210 million and  $31 million in 2010, 2009 and 2008, respectively.

Earnings Per Share	12 Months Ended
Jan. 02, 2011
Earnings Per Share [Abstract]
Earnings Per Share

15.	Earnings Per Share

The following is a reconciliation of basic net earnings per share to diluted net earnings per share for the fiscal years ended January 2, 2011, January 3, 2010 and December 28, 2008:

(In millions Except Per Share Data)	2010	2009	2008

Basic net earnings per share	$4.85	4.45	4.62
Average shares outstanding — basic	2,751.4	2,759.5	2,802.5
Potential shares exercisable under stock option plans	156.1	118.0	179.0
Less: shares repurchased under treasury stock method	(122.3)	(92.0)	(149.6)
Convertible debt shares	3.6	3.6	3.7

Adjusted average shares outstanding — diluted	2,788.8	2,789.1	2,835.6
Diluted net earnings per share	$4.78	4.40	4.57

The diluted net earnings per share calculation includes the dilutive effect of convertible debt that is offset by the related reduction in interest expense of  $4 million after-tax for years 2010, 2009 and 2008.

Diluted net earnings per share excludes 66 million, 121 million and 59 million shares underlying stock options for 2010, 2009 and 2008, respectively, as the exercise price of these options was greater than their average market value, which would result in an anti-dilutive effect on diluted earnings per share.

Rental Expense and Lease Commitments	12 Months Ended
Jan. 02, 2011
Rental Expense and Lease Commitments [Abstract]
Rental Expense and Lease Commitments

16.	Rental Expense and Lease Commitments

Rentals of space, vehicles, manufacturing equipment and office and data processing equipment under operating leases were approximately  $299 million,  $322 million and  $309 million in 2010, 2009 and 2008, respectively.

The approximate minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year at January 2, 2011 are:

(Dollars in Millions)

					After
2011	2012	2013	2014	2015	2015	Total

$182	159	130	106	89	74	740

Commitments under capital leases are not significant.

Common Stock, Stock Option Plans and Stock Compensation Agreements	12 Months Ended
Jan. 02, 2011
Common Stock, Stock Option Plans and Stock Compensation Agreements [Abstract]
Common Stock, Stock Option Plans and Stock Compensation Agreements

17.	Common Stock, Stock Option Plans and Stock Compensation Agreements

At January 2, 2011, the Company had 7 stock-based compensation plans. The shares outstanding are for contracts under the Company’s 2000 Stock Option Plan, the 2005 Long-Term Incentive Plan, the 1997 Non-Employee Director’s Plan and the ALZA Corporation, Inverness Medical Technology, Inc., and Scios Inc. Stock Option Plans. During 2010, no options or restricted shares were granted under any of these plans except under the 2005 Long-Term Incentive Plan.

The compensation cost that has been charged against income for these plans was  $614 million,  $628 million and  $627 million for 2010, 2009 and 2008, respectively. The total income tax benefit recognized in the income statement for share-based compensation costs was  $205 million,  $210 million and  $210 million for 2010, 2009 and 2008, respectively. The total unrecognized compensation cost was  $613 million as of January 2, 2011,  $612 million as of January 3, 2010 and  $632 million as of December 28, 2008. The weighted average period for this cost to be recognized was 1.05 years, 1.16 years and 1.06 years for 2010, 2009, and 2008, respectively. Share-based compensation costs capitalized as part of inventory were insignificant in all periods.

Stock Options

Stock options expire 10 years from the date of grant and vest over service periods that range from six months to four years. All options are granted at the average of the high and low prices of the Company’s Common Stock on the New York Stock Exchange on the date of grant. Under the 2005 Long-Term Incentive Plan, the Company may issue up to 260 million shares of common stock. Shares available for future grants under the 2005 Long-Term Incentive Plan were 121.3 million at the end of 2010.

The Company settles employee stock option exercises with treasury shares. Treasury shares are replenished throughout the year for the number of shares used to settle employee stock option exercises.

The fair value of each option award was estimated on the date of grant using the Black-Scholes option valuation model that uses the assumptions noted in the following table. Expected volatility represents a blended rate of 4-year daily historical average volatility rate, and a 5-week average implied volatility rate based on at-the-money traded Johnson & Johnson options with a life of 2 years. Historical data is used to determine the expected life of the option. The risk-free rate was based on the U.S. Treasury yield curve in effect at the time of grant.

The average fair value of options granted was  $8.03,  $8.35 and  $7.66, in 2010, 2009, and 2008, respectively. The fair value was estimated based on the weighted average assumptions of:

	2010	2009	2008

Risk-free rate	2.78%	2.71%	2.97%
Expected volatility	17.4%	19.5%	15.0%
Expected life	6.0yrs	6.0yrs	6.0yrs
Dividend yield	3.30%	3.30%	2.90%

A summary of option activity under the Plan as of January 2, 2011, January 3, 2010 and December 28, 2008 and changes during the years ending on those dates is presented below:

			Aggregate
			Intrinsic
		Weighted	Value
	Outstanding	Average	(Dollars in
(Shares in Thousands)	Shares	Exercise Price	Millions)

Shares at December 30, 2007	228,629	$56.83	$2,411

Options granted	22,428	61.80
Options exercised	(30,033)	50.27
Options canceled/forfeited	(5,525)	61.90

Shares at December 28, 2008	215,499	58.14	$597

Options granted	21,576	58.32
Options exercised	(18,225)	50.97
Options canceled/forfeited	(6,131)	61.85

Shares at January 3, 2010	212,719	58.66	$1,310

Options granted	13,996	62.62
Options exercised	(25,020)	51.84
Options canceled/forfeited	(8,005)	62.36

Shares at January 2, 2011	193,690	$59.68	$648

The total intrinsic value of options exercised was  $278 million,  $184 million and  $506 million in 2010, 2009 and 2008, respectively.

The following table summarizes stock options outstanding and exercisable at January 2, 2011:

(Shares in Thousands)	Outstanding			Exercisable
			Average		Average
Exercise		Average	Exercise		Exercise
Price Range	Options	Life(1)	Price	Options	Price

$25.00- $40.08	50	0.9	$29.53	50	$29.53
$41.26- $49.86	532	0.5	47.43	532	47.43
$50.52- $52.80	20,155	2.1	52.20	20,115	52.20
$53.00- $53.93	24,114	3.0	53.93	24,114	53.93
$54.04- $57.30	24,332	1.1	57.28	24,332	57.28
$57.44- $58.34	39,343	6.5	58.33	20,175	58.33
$58.42- $65.10	33,020	7.8	62.11	1,147	61.21
$65.62- $68.37	52,144	4.8	65.97	50,810	65.98

	193,690	4.7	$59.68	141,275	$59.25

(1)	Average contractual life remaining in years.

Stock options exercisable at January 3, 2010 and December 28, 2008 were 148,349 at an average price of  $57.26 and an average life of 5.0 years and 144,962 at an average price of  $56.25 and an average life of 5.3 years, respectively.

Restricted Share Units

The Company grants restricted share units with a vesting period of three years. The Company settles employee stock issuances with treasury shares. Treasury shares are replenished throughout the year for the number of shares used for employee stock issuances.

A summary of share activity under the Plan as of January 2, 2011:

Outstanding
(Shares in Thousands)	Shares

Shares at December 30, 2007	13,661
Granted	10,105
Issued	(40)
Canceled/forfeited	(1,468)

Shares at December 28, 2008	22,258
Granted	11,172
Issued	(5,714)
Canceled/forfeited	(1,392)

Shares at January 3, 2010	26,324
Granted	12,003
Issued	(6,297)
Canceled/forfeited	(2,296)

Shares at January 2, 2011	29,734

The average fair value of the restricted share units granted was  $56.69,  $52.79 and  $56.70 in 2010, 2009 and 2008, respectively, using the fair market value at the date of grant. The fair value of restricted share units was discounted for dividends, which are not paid on the restricted share units during the vesting period. The fair value of restricted share units settled was  $375.0 million,  $308.4 million and  $2.5 million in 2010, 2009 and 2008, respectively.

Segments of Business and Geographic Areas	12 Months Ended
Jan. 02, 2011
Segments of Business and Geographic Areas [Abstract]
Segments of Business and Geographic Areas

18.	Segments of Business(1) and Geographic Areas

	Sales to Customers(2)
(Dollars in Millions)	2010	2009	2008

Consumer —
United States	$5,519	6,837	6,937
International	9,071	8,966	9,117

Total	14,590	15,803	16,054

Pharmaceutical —
United States	12,519	13,041	14,831
International	9,877	9,479	9,736

Total	22,396	22,520	24,567

Medical Devices and Diagnostics —
United States	11,412	11,011	10,541
International	13,189	12,563	12,585

Total	24,601	23,574	23,126

Worldwide total	$61,587	61,897	63,747

	Operating Profit			Identifiable Assets
(Dollars in Millions)	2010(5)	2009(6)	2008(7)	2010	2009	2008

Consumer	$2,342	2,475	2,674	$23,753	24,671	23,765
Pharmaceutical	7,086	6,413	7,605	19,961	21,460	19,544
Medical Devices and Diagnostics	8,272	7,694	7,223	23,277	22,853	20,779

Total	17,700	16,582	17,502	66,991	68,984	64,088
Less: Expense not allocated to segments(3)	753	827	573
General corporate(4)				35,917	25,698	20,824

Worldwide total	$16,947	15,755	16,929	$102,908	94,682	84,912

	Additions to Property,			Depreciation and
	Plant & Equipment			Amortization
(Dollars in Millions)	2010	2009	2008	2010	2009	2008

Consumer	$526	439	499	$532	513	489
Pharmaceutical	508	535	920	912	922	986
Medical Devices and Diagnostics	1,113	1,114	1,251	1,270	1,124	1,146

Segments total	2,147	2,088	2,670	2,714	2,559	2,621
General corporate	237	277	396	225	215	211

Worldwide total	$2,384	2,365	3,066	$2,939	2,774	2,832

	Sales to Customers(2)			Long-Lived Assets(8)
(Dollars in Millions)	2010	2009	2008	2010	2009	2008

United States	$29,450	30,889	32,309	$23,315	22,399	21,674
Europe	15,510	15,934	16,782	16,791	17,347	14,375
Western Hemisphere excluding U.S.	5,550	5,156	5,173	3,653	3,540	3,328
Asia-Pacific, Africa	11,077	9,918	9,483	2,089	1,868	1,898

Segments total	61,587	61,897	63,747	45,848	45,154	41,275
General corporate				715	790	785
Other non long-lived assets				56,345	48,738	42,852

Worldwide total	$61,587	61,897	63,747	$102,908	94,682	84,912

(1)	See Note 1 for a description of the segments in which the Company operates.

(2)	Export sales are not significant. In 2010, 2009 and 2008, the Company did not have a customer that represented 10% of total revenues.

(3)	Amounts not allocated to segments include interest (income) expense, non-controlling interests and general corporate (income) expense.

(4)	General corporate includes cash and marketable securities.

(5)	Includes $966 million of net litigation gain, comprised of a $333 million expense in the Pharmaceutical segment and a gain of $1,299 million in the Medical Devices and Diagnostics segment. Includes $569 million of product liability expense, comprised of $114 million in the Pharmaceutical segment and $455 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $280 million expense for the cost associated with the DePuy ASRTM Hip recall program.

(6)	Includes $1,186 million of restructuring expense, comprised of $369 million, $496 million, and $321 million for the Consumer, Pharmaceutical, and Medical Devices and Diagnostics segments, respectively. Includes $386 million of fourth quarter net litigation gain, comprised of a $92 million expense in the Pharmaceutical segment and a gain of $478 million in the Medical Devices and Diagnostics segment.

(7)	Includes $7 million and $174 million of IPR&D for the Consumer and Medical Devices and Diagnostics segments, respectively. Includes $379 million of fourth quarter net litigation gain, comprised of a $50 million expense in the Consumer segment and a gain of $429 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes a $536 million gain on the divestiture of the Professional Wound Care business of Ethicon, Inc.

(8)	Long-lived assets include property, plant and equipment, net for 2010, 2009 and 2008 of $14,553, $14,759 and $14,365, respectively, and intangible assets and goodwill, net for 2010, 2009 and 2008 of $32,010, $31,185 and $27,695, respectively.

Selected Quarterly Financial Data (unaudited)	12 Months Ended
Jan. 02, 2011
Selected Quarterly Financial Data (Unaudited) [Abstract]
Selected Quarterly Financial Data (unaudited)

19.	Selected Quarterly Financial Data (unaudited)

Selected unaudited quarterly financial data for the years 2010 and 2009 are summarized below:

	2010				2009
	First	Second	Third	Fourth	First	Second	Third	Fourth
(Dollars in Millions Except Per Share Data)	Quarter(1)	Quarter(2)	Quarter	Quarter(3)	Quarter	Quarter	Quarter	Quarter(4)

Segment sales to customers
Consumer	$3,766	3,647	3,567	3,610	3,711	3,854	3,989	4,249
Pharmaceutical	5,638	5,553	5,495	5,710	5,780	5,498	5,249	5,993
Med Devices & Diagnostics	6,227	6,130	5,920	6,324	5,535	5,887	5,843	6,309

Total sales	$15,631	15,330	14,982	15,644	15,026	15,239	15,081	16,551

Gross profit	11,103	10,700	10,388	10,604	10,775	10,789	10,647	11,239
Earnings before provision for taxes on income	6,280	4,220	4,219	2,228	4,643	4,263	4,245	2,604
Net earnings	4,526	3,449	3,417	1,942	3,507	3,208	3,345	2,206

Basic net earnings per share	$1.64	1.25	1.24	0.71	1.27	1.16	1.21	0.80

Diluted net earnings per share	$1.62	1.23	1.23	0.70	1.26	1.15	1.20	0.79

(1)	The first quarter of 2010 includes $910 million after-tax of income from net litigation.

(2)	The second quarter of 2010 includes $67 million after-tax of income from net litigation.

(3)	The fourth quarter of 2010 includes an after-tax charge of $279 million from net litigation settlements, an after-tax charge of $404 million for product liability expense and an after-tax charge of $239 million for the cost associated with the DePuy ASRtm Hip recall program.

(4)	The fourth quarter of 2009 includes an after-tax charge of $852 million for restructuring and $212 million after-tax of income from net litigation.

Business Combinations and Divestitures	12 Months Ended
Jan. 02, 2011
Business Combinations and Divestitures [Abstract]
Business Combinations and Divestitures

20.	Business Combinations and Divestitures

Certain businesses were acquired for  $1,269 million in cash and  $52 million of liabilities assumed during 2010. These acquisitions were accounted for by the purchase method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.

The 2010 acquisitions included: Acclarent, Inc., a privately held medical technology company dedicated to designing, developing and commercializing devices that address conditions affecting the ear, nose and throat (ENT); RespiVert Ltd., a privately held drug discovery company focused on developing small-molecule, inhaled therapies for the treatment of pulmonary diseases and Micrus Endovascular Corporation, a global developer and manufacturer of minimally invasive devices for hemorrhagic and ischemic stroke.

The excess of purchase price over the estimated fair value of tangible assets acquired amounted to  $1,185 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Of this amount, approximately  $213 million has been identified as the value of IPR&D associated with the acquisitions of Acclarent, Inc., RespiVert Ltd. and Micrus Endovascular Corporation.

The IPR&D related to the acquisition of Acclarent, Inc. was  $75 million and is associated with novel, endoscopic, catheter-based devices to meet the needs of ENT patients. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 50-53% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 16%.

The IPR&D related to the acquisition of RespiVert Ltd., was  $100 million and is associated with narrow spectrum kinase inhibitors with a unique profile of anti-inflammatory activities as treatments for moderate to severe asthma, Chronic Obstructive Pulmonary Disease (COPD) and Cystic Fibrosis (CF). The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 10-12% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 17%.

The IPR&D related to the acquisition of Micrus Endovascular Corporation was  $38 million and is associated with ischemic and flow diverter technologies. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 50-75% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 14%.

During 2010, the Company announced an agreement to acquire all outstanding equity of Crucell N.V. that it does not already own for approximately  $2.3 billion in a cash tender offer. As of January 2, 2011 the Company held approximately 18% of Crucell’s outstanding ordinary shares. Crucell is a global biopharmaceutical company focused on the research & development, production and marketing of vaccines and antibodies against infectious disease worldwide. On February 22, 2011, the Company announced that the tender offer for Crucell has been completed and has declared the offer unconditional.

Certain businesses were acquired for  $2,470 million in cash and  $875 million of liabilities assumed and non-controlling interests during 2009. These acquisitions were accounted for by the purchase method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.

The 2009 acquisitions included: Mentor Corporation, a leading supplier of medical products for the global aesthetics market; Cougar Biotechnology, Inc., a development stage biopharmaceutical company with a specific focus on oncology; Finsbury Orthopaedics Limited, a privately held UK-based manufacturer and global distributor of orthopaedic implants; Gloster Europe, a privately held developer of innovative disinfection processes and technologies to prevent healthcare-acquired infections and substantially all of the assets and rights of Elan’s Alzheimer’s Immunotherapy Program through a newly formed company, of which the Company owns 50.1% and Elan owns 49.9%.

The excess of purchase price over the estimated fair value of tangible assets acquired amounted to  $2,940 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Of this amount, approximately  $1,737 million has been identified as the value of IPR&D primarily associated with the acquisitions of Cougar Biotechnology, Inc. and substantially all of the assets and rights of Elan’s Alzheimer’s Immunotherapy Program. Additionally, approximately  $1,107 million has been identified as the value of other intangible assets, including patents & technology and customer relationships primarily associated with the acquisition of Mentor Corporation.

The IPR&D related to the acquisition of Cougar Biotechnology, Inc. was  $971 million and is associated with abiraterone acetate, a late stage, first-in-class compound for the treatment of prostate cancer. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 60 — 85% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 23.5%.

During 2009, the Company acquired substantially all of the assets and rights of Elan’s Alzheimer’s Immunotherapy Program through a newly formed company, Janssen Alzheimer Immunotherapy (JAI), of which the Company owns 50.1% and Elan owns 49.9%. In addition, the Company purchased approximately 107 million newly issued American Depositary Receipts (ADRs) of Elan, representing 18.4% of Elan’s outstanding ordinary shares. As part of this transaction, the Company paid  $885 million to Elan and committed to fund up to  $250 million of Elan’s share of research and development spending by JAI. Of this total consideration of  $1,135 million,  $793 million represents the fair value of the 18.4% investment in Elan based on Elan’s share price in an actively traded market as of the date of this transaction. The IPR&D related to this transaction was  $679 million and is associated with bapineuzumab, a potential first-in-class treatment that is being evaluated for slowing the progression of Alzheimer’s Disease. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 40 — 50% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 26%. The non-controlling interest related to this transaction was  $590 million, which the Company has recorded in other non-current liabilities.

Certain businesses were acquired for  $1,214 million in cash and  $114 million of liabilities assumed during 2008. These acquisitions were accounted for by the purchase method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.

The 2008 acquisitions included: Amic AB, a privately held Swedish developer of in vitro diagnostic technologies for use in point-of-care and near-patient settings; Beijing Dabao Cosmetics Co., Ltd., a company that sells personal care brands in China; SurgRx, Inc., a privately held developer of the advanced bipolar tissue sealing system used in the ENSEAL® family of devices; HealthMedia, Inc., a privately held company that creates web-based behavior change interventions; LGE Performance Systems, Inc., a privately held company known as Human Performance Institutetm, which develops science-based training programs to improve employee engagement and productivity and Omrix Biopharmaceuticals, Inc., a fully integrated biopharmaceutical company that develops and markets biosurgical and immunotherapy products.

The excess of purchase price over the estimated fair value of tangible assets acquired amounted to  $891 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Approximately  $181 million has been identified as the value of IPR&D associated with the acquisitions of Omrix Biopharmaceuticals, Inc., Amic AB, SurgRx, Inc. and HealthMedia, Inc.

The IPR&D charge related to the acquisition of Omrix Biopharmaceuticals, Inc. was  $127 million and is associated with stand-alone and combination biosurgical technologies used to achieve hemostasis. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 60 — 90% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 14%.

The IPR&D charge related to the acquisition of Amic AB was  $40 million and is associated with point-of-care device and 4CAST Chip technologies. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. The discount rate applied was 20%.

The IPR&D charge related to the acquisition of SurgRx, Inc. was  $7 million and is associated with vessel cutting and sealing surgical devices. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 90 — 95% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 18%.

The IPR&D charge related to the acquisition of HealthMedia, Inc. was  $7 million and is associated primarily with process enhancements to software technology. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. A probability of success factor of 90% was used to reflect inherent risk. The discount rate applied was 14%.

Supplemental pro forma information for 2010, 2009 and 2008 in accordance with U.S. GAAP standards related to business combinations, and goodwill and other intangible assets, is not provided, as the impact of the aforementioned acquisitions did not have a material effect on the Company’s results of operations, cash flows or financial position.

With the exception of the divestiture of the Breast Care Business of Ethicon Endo-Surgery Inc., for which the gain is recorded in other (income) expense in 2010, and the divestiture of the Professional Wound Care business of Ethicon, Inc., which resulted in a gain of  $536 million before tax, and is recorded in other (income) expense, net, in 2008, divestitures in 2010, 2009 and 2008 did not have a material effect on the Company’s results of operations, cash flows or financial position.

Legal Proceedings	12 Months Ended
Jan. 02, 2011
Legal Proceedings [Abstract]
Legal Proceedings

21.	Legal Proceedings

Product Liability

The Company’s subsidiaries are involved in numerous product liability cases in the United States, many of which concern alleged adverse reactions to drugs and medical devices. The damages claimed are substantial, and while the Company is confident of the adequacy of the warnings and instructions for use that accompany such products, it is not feasible to predict the ultimate outcome of litigation. The Company has established product liability reserves based on currently available information, which in some cases may be limited and changes to the reserves may be required in the future as additional information becomes available.

Multiple products of Johnson & Johnson subsidiaries are subject to numerous product liability claims and lawsuits. There are a significant number of claimants who have pending lawsuits or claims regarding injuries allegedly due to ORTHO EVRA®, RISPERDAL®, LEVAQUIN®, DURAGESIC®, the CHARITÉtm Artificial Disc, CYPHER® Stent, and ASRtm Hip. These claimants seek substantial compensatory and, where available, punitive damages.

With respect to RISPERDAL®, the Attorneys General of multiple states and the Office of General Counsel of the Commonwealth of Pennsylvania have filed actions seeking reimbursement of Medicaid or other public funds for RISPERDAL® prescriptions written for off-label use, compensation for treating their citizens for alleged adverse reactions to RISPERDAL®, civil fines or penalties, damages for “overpayments” by the state and others, punitive damages, or other relief. The Attorney General of Texas has joined a qui tam action in that state seeking similar relief. Certain of these actions also seek injunctive relief relating to the promotion of RISPERDAL®. The Attorneys General of approximately 40 other states have indicated a potential interest in pursuing similar litigation against the Company’s subsidiary, Janssen Pharmaceutica Inc. (Janssen) (now Ortho-McNeil-Janssen Pharmaceuticals Inc. (OMJPI)), and have obtained a tolling agreement staying the running of the statute of limitations while they pursue a coordinated civil investigation of OMJPI regarding potential consumer fraud actions in connection with the marketing of RISPERDAL®. In addition, there are six cases filed by union health plans seeking damages for alleged overpayments for RISPERDAL®, several of which seek certification as class actions. One of these has been dismissed on Summary Judgment. In the case brought by the Attorney General of West Virginia, based on claims for alleged consumer fraud as to DURAGESIC® as well as RISPERDAL®, Janssen (now OMJPI) was found liable and damages were assessed at  $4.5 million. OMJPI filed an appeal. The West Virginia Supreme Court accepted Janssen’s appeal from that Judgment and the appeal was argued in September 2010. In October 2010, the West Virginia Supreme Court unanimously reversed the trial court’s decision. In December 2010, the Attorney General dismissed the case as it related to RISPERDAL® without any payment. Thereafter, the Company settled the case insofar as it related to DURAGESIC®. In September and October 2010, a false claim suit brought under a Louisiana statute was tried. The jury returned a verdict of  $257.7 million in favor of that State’s Attorney General and against Janssen and the Company. Post-trial motions challenging the verdict will be filed, and if unsuccessful, will be followed by an appeal. The Company believes that it has strong arguments supporting an appeal. The Company believes that the potential for an unfavorable outcome is not probable, therefore, it has not established a reserve with respect to the verdict. In the Commonwealth of Pennsylvania suit against Janssen, trial commenced in June 2010. The Judge dismissed the case after the close of the plaintiff’s evidence. The Commonwealth has filed post-trial motions which are pending. Other cases scheduled for trial are in South Carolina, currently scheduled in March 2011, and Texas scheduled in June 2011.

In August 2010, DePuy Orthopaedics, Inc. (DePuy) announced a worldwide voluntary recall of its ASRtm XL Acetabular System and DePuy ASRtm Hip Resurfacing System used in hip replacement surgery. Claims for personal injury have been made against the Company. The Company has received limited information to date with respect to potential claims and other costs associated with this recall. The Company’s product liability reserve has been increased in part due to anticipated product liability expense, and costs associated with the DePuy ASRtm Hip recall. However, at this point in time, the Company cannot estimate the range of reasonably possible losses with respect to this matter and changes to the reserve may be required in the future as additional information becomes available.

Patent Litigation

The products of various Johnson & Johnson subsidiaries are the subject of various patent lawsuits, the outcomes of which could potentially adversely affect the ability of those subsidiaries to sell those products, or require the payment of past damages and future royalties.

On January 29, 2010, Cordis Corporation (Cordis) settled a patent infringement action against Boston Scientific Corporation (Boston Scientific) in Delaware Federal District Court accusing its Express2tm, Taxus® and Liberte® stents of infringing the Palmaz and Gray patents. Under the terms of the settlement, Boston Scientific dropped its lawsuit in which Cordis’ CYPHER® stent was found to have infringed their Jang patent and paid Cordis  $1.0 billion on February 1, 2010. Boston Scientific also agreed to pay Cordis an additional  $725 million plus interest by January 3, 2011. On August 2, 2010, Boston Scientific paid the full  $725 million plus interest. The Company recorded the  $1.7 billion in the fiscal first quarter of 2010. Cordis granted Boston Scientific a worldwide license under the Palmaz and Gray patents and Boston Scientific granted Cordis a worldwide license under the Jang patents for all stents sold by Cordis except the 2.25mm size CYPHER®.

Cordis has several pending lawsuits in the New Jersey and Delaware Federal District Courts, against Guidant Corporation (Guidant), Abbott Laboratories, Inc. (Abbott), Boston Scientific and Medtronic Ave, Inc. (Medtronic) alleging that the Xience Vtm (Abbott), Promustm (Boston Scientific) and Endeavor® (Medtronic) drug eluting stents infringe several patents owned by or licensed to Cordis. On January 20, 2010, in one of the cases against Boston Scientific, alleging that sales of their Promustm stent infringed Wright and Falotico patents, the District Court in Delaware found the Wright/Falotico patent invalid for lack of written description and/or lack of enablement. Cordis has appealed this ruling.

In January 2011, a jury in the Eastern District of Texas returned a verdict finding that Cordis’ sales of its CYPHER® stent willfully infringed a patent issued to plaintiff, Bruce Saffran: Saffran v. Cordis (E.D. Tx.). The jury awarded plaintiff  $482 million. Cordis has alleged that plaintiff’s patent is invalid or unenforceable under the doctrine of inequitable conduct. A bench trial on this issue is expected to take place in March 2011. If unsuccessful on this defense, the Company will seek to overturn the verdict through post-trial motions, and on appeal if necessary. Since the Company believes that the potential for an unfavorable outcome is not probable, it has not established a reserve with respect to the case.

In October 2004, Tyco Healthcare Group, LP, (Tyco) and U.S. Surgical Corporation sued Ethicon Endo-Surgery, Inc. (EES) alleging that several features of EES’s harmonic scalpel infringed four Tyco patents. In October 2007, the court granted in part and denied in part cross-motions for summary judgment. As a result of the opinion, a number of claims have been found invalid and a number have been found infringed. No claim has been found valid and infringed. Trial commenced in December 2007, and the court dismissed the case without prejudice on grounds that Tyco did not own the patents in suit. The dismissal without prejudice was affirmed on appeal. In January 2010, Tyco filed another complaint in the District of Connecticut asserting three of the four patents from the previous suit and adding new products. This case is scheduled to be tried in October 2011.

In May 2008, Centocor, Inc. (now Centocor Ortho Biotech Inc. (COBI)) filed a lawsuit against Genentech, Inc. (Genentech) in U.S. District Court for the Central District of California seeking to invalidate the Cabilly II patent. Prior to filing suit, COBI had a sublicense under this patent from Celltech (who was licensed by Genentech) for REMICADE® and had been paying royalties to Celltech. COBI has terminated that sublicense and stopped paying royalties. Genentech has filed a counterclaim alleging that REMICADE® infringes its Cabilly II patents. Genentech has dropped all its other claims that the manufacture of REMICADE®, STELARA®, SIMPONI® and ReoPro® also infringes one of its other patents relating to the purification of antibodies made through recombinant DNA techniques. The court conducted a hearing on Summary Judgment Motions in August 2010. Shortly thereafter the parties settled this case with COBI receiving license under the Cabilly II patent.

In January 2011, Genentech initiated an arbitration against Celltech seeking damages for allegedly cooperating with COBI to improperly terminate a prior agreement in which COBI was sublicensed under the Cabilly patents. COBI has an indemnity agreement with Celltech, and Celltech has asserted that COBI is liable for any damages Celltech may be required to pay Genentech, in that arbitration.

In April 2009, a bench trial was held before the Federal District Court for the Middle District of Florida on the liability phase of CIBA VISION Corporation’s (CIBA) patent infringement lawsuit alleging that Johnson & Johnson Vision Care, Inc.’s (JJVC) ACUVUE® OASYStm lenses infringe three of their Nicholson patents. In August 2009, the District Court found two of these patents valid and infringed and entered judgment against JJVC. JJVC appealed that judgment to the Court of Appeals for the Federal Circuit. On April 27, 2010, the District Court denied CIBA’s motion to permanently enjoin the infringing lenses. CIBA appealed this ruling and its appeal was consolidated with JJVC’s appeal on the merits. CIBA brought suit against JJVC under its counterparts to the Nicholson patents in various European countries. In the Netherlands and France the patents were found valid and infringed and JJVC was enjoined from selling OASYStm. Both those decisions were appealed. In France the appeal was denied. In the Netherlands the appeal was pending. CIBA’s patents were found to be invalid in Germany, the UK and Austria and CIBA appealed those decisions. In January 2011 the parties settled all pending lawsuits and appeals in the contact lens field worldwide and entered in cross-licenses of various patents pertinent to the contact lens field including the Nicholson patents. The injunctions in France and the Netherlands have been lifted.

In May 2009, Abbott Biotechnology Ltd. (Abbott) filed a patent infringement lawsuit against Centocor (now COBI) in the United States District Court for the District of Massachusetts. The suit alleges that Centocor’s SIMPONI® product, a human anti-TNF alpha antibody, infringes Abbott’s ‘394 patent (the Salfeld patent). The case was stayed pending the resolution of an arbitration filed by Centocor directed to its claim that it is licensed under the ‘394 patent. In June 2010, the Arbitrator ruled that Centocor did not have a license to the patents-in-suit. The matter will proceed before the District Court of Massachusetts on the issues of infringement and validity of the Abbott patents.

In August 2009, Abbott GmbH & Co. (Abbott GmbH) and Abbott Bioresearch Center filed a patent infringement lawsuit against Centocor (now COBI) in the United States District Court for the District of Massachusetts. The suit alleges that COBI’s STELARA® product infringes two U.S. patents assigned to Abbott GmbH. In August 2009, COBI filed a complaint for a declaratory judgment of non-infringement and invalidity of the Abbott GmbH patents in the United States District Court for the District of Columbia. On the same date, also in the United States District Court for the District of Columbia, COBI filed a Complaint for Review of a Patent Interference Decision granting priority of invention on one of the two asserted patents to Abbott GmbH. In August 2009, Abbott GmbH and Abbott Laboratories Limited brought a patent infringement suit in The Federal Court of Canada alleging that STELARA® infringes Abbott GmbH’s Canadian patent. The Canadian case is scheduled to be tried in October 2012. The cases filed by COBI in the District of Columbia have been transferred to the District of Massachusetts. Discovery in this case is ongoing.

In August 2009, Bayer HealthCare LLC (Bayer) filed suit against COBI in Massachusetts District Court alleging infringement by COBI’s SIMPONI® product of its patent relating to human anti-TNF antibodies. On January 28, 2011, the court issued judgment dismissing Bayer’s infringement claims. Bayer may appeal this ruling. In November 2009, Bayer also filed suit under its European counterpart to these patents in Germany and the Netherlands. The court in the Netherlands held the Dutch patent invalid in a parallel case Bayer brought against Abbott. The Dutch court subsequently entered judgment in favor of the European Centocor affiliate and Bayer appealed that judgment in the Netherlands. The infringement trial in Germany is scheduled to begin in August of 2011.

In June 2009, Centocor’s (now COBI) lawsuit alleging that Abbott’s HUMIRA® anti-TNF alpha product infringes Centocor’s ‘775 patent went to trial in Federal District Court in the Eastern District of Texas. On June 28, 2009 a jury returned a verdict finding the patent valid and willfully infringed, and awarded Centocor damages of approximately  $1.7 billion. A bench trial on Abbott’s defenses, of inequitable conduct and prosecution laches, was held in August 2009, and the District Court decided these issues in favor of Centocor. All of Abbott’s post trial motions have been denied except that the District Court granted Abbott’s motion to overturn the jury finding of willfulness. Judgment in the amount of approximately  $1.9 billion, inclusive of interest was entered in favor of Centocor in December 2009, and Abbott filed an appeal to the Court of Appeals for the Federal Circuit; therefore the Company has not reflected any of the  $1.9 billion in its consolidated financial statements. The oral argument on appeal was held on November 2, 2010. In December 2009, Centocor also filed a new lawsuit in the Eastern District of Texas seeking damages for infringement of the ‘775 patent attributable to sales of HUMIRA® subsequent to the jury verdict in June 2009. On February 23, 2011, the Court of Appeals reversed the June 2009 decision and the  $1.9 billion judgment of the District Court.

The following chart summarizes various patent lawsuits concerning products of the Company’s subsidiaries that have yet to proceed to trial:

			Plaintiff/		Trial	Date
J&J Product	Company	Patents	Patent Holder	Court	Date**	Filed

CYPHER® Stent	Cordis	Wall	Wall	E.D. TX	Q2/11	11/07
CYPHER® Stent	Cordis	Saffran	Saffran	E.D. TX	*Trial conc- luded	10/07
Blood Glucose Meters and Strips	LifeScan	Wilsey	Roche Diagnostics	D. DE	*	11/07
SIMPONI®	Centocor/COBI	Salfeld	Abbott Laboratories	MA	*	05/09
SIMPONI®	Centocor/COBI	Boyle	Bayer Healthcare	MA	***	08/09
STELARA®	Centocor/COBI	Salfeld	Abbott GmbH	MA	*	08/09

*	Trial date to be scheduled.

**	Q reflects the Company’s fiscal quarter.

***	Summary judgment granted.

Litigation Against Filers of Abbreviated New Drug Applications (ANDAs)

The following chart indicates lawsuits pending against generic firms that filed Abbreviated New Drug Applications (ANDAs) seeking to market generic forms of products sold by various subsidiaries of the Company prior to expiration of the applicable patents covering those products. These ANDAs typically include allegations of non-infringement, invalidity and unenforceability of these patents. In the event the subsidiary of the Company involved is not successful in these actions, or the statutory 30-month stay expires before a ruling from the District Court is obtained, the firms involved will have the ability, upon FDA approval, to introduce generic versions of the product at issue resulting in very substantial market share and revenue losses for the product of the Company’s subsidiary.

As noted in the following chart, 30-month stays expired during 2009, 2010, and will expire in 2011, 2012 and 2013 with respect to ANDA challenges regarding various products:

30-Month
Brand Name	Patent/NDA	Generic		Trial	Date	Stay
Product	Holder	Challenger	Court	Date**	Filed	Expiration

CONCERTA® 18, 27, 36 and 54 mg controlled release tablet	Ortho-McNeil-Janssen	Andrx	D. DE	Q4/07	09/05	None
	ALZA	KUDCO	D. DE	*	01/10	05/12
		Impax and Teva	D.DE	*	11/10	04/13
LEVAQUIN® 250, 500, 750 mg tablet	Ortho-McNeil	Lupin	D. NJ	*	10/06	03/09
ORTHO TRI-CYCLEN® LO 0.18 mg/0.025 mg, 0.215 mg/0.025 mg and 0.25 mg/0.025 mg	Ortho-McNeil	Watson	D. NJ	*	10/08	03/11
		Sandoz	D. NJ	*		10/11
		Lupin	D. NJ	*	01/10	06/12
		Mylan	D.NJ	*	11/10	4/13
ULTRAM ER® 100, 200, 300 mg tablet	Ortho-McNeil/Biovail	Par	D. DE	Q2/09	05/07	09/09
					06/07	11/09
					10/07	03/10
ULTRAM ER® 100, 200, 300 mg tablet	Ortho-McNeil/Biovail	Impax	D. DE		08/08	01/11
					11/08	03/11
ULTRAM ER® 100, 200, 300 mg tablet	Ortho-McNeil/Biovail	Paddock	D.MN	*	09/09	01/12
ULTRAM ER® 100, 200, 300 mg tablet	Ortho-McNeil/Biovail	Cipher	D. DE	*	10/09	03/12
ULTRAM ER® 100, 200, 300 mg tablet	Ortho-McNeil/Biovail	Lupin	D. DE	*	01/10	06/12
PREZISTA®	Tibotec	Mylan	D.NJ	*	11/10	12/13
	Tibotec	Lupin	D.NJ	*	11/10	12/13

*	Trial date to be scheduled.

**	Q reflects the Company’s fiscal quarter.

In October 2008, the Company’s subsidiary Ortho-McNeil-Janssen Pharmaceuticals, Inc. (OMJPI) filed suit in Federal District Court in New Jersey against Watson Laboratories, Inc. (Watson) in response to Watson’s ANDA regarding ORTHO TRI-CYCLEN® LO. In June 2009, OMJPI filed suit in Federal District Court in New Jersey against Sandoz Laboratories, Inc. (Sandoz) in response to Sandoz’s ANDA regarding ORTHO TRI-CYCLEN® LO. The Sandoz and Watson cases have been consolidated. In September 2010, OMJPI entered into a settlement agreement with Sandoz.

In January 2010, the Company’s subsidiary OMJPI filed suit in Federal District Court in New Jersey against Lupin Ltd. and Lupin Pharmaceuticals, Inc. (collectively Lupin) in response to Lupin’s ANDA regarding ORTHO TRI-CYCLEN® LO. The Lupin case has been consolidated with the Watson case (discussed above). In November 2010, the Company’s subsidiary OMJPI filed suit in Federal District Court in New Jersey against Mylan Inc. and Mylan Pharmaceuticals, Inc. (collectively Mylan), and Famy Care, Ltd., in response to Famy Care’s ANDA regarding ORTHO TRI-CYCLEN® LO.

In the action by McNEIL-PPC, Inc. (McNeil-PPC) and ALZA Corporation (ALZA) against Andrx Corporation (Andrx) with respect to its ANDA challenge to the CONCERTA® patents, a five-day non-jury trial was held in the Federal District Court in Delaware in December 2007. In March 2009, the court ruled that one CONCERTA® patent would not be infringed by Andrx’s proposed generic product and that the patent was invalid because it was not enabled. The court dismissed without prejudice Andrx’s declaratory judgment suit on a second patent for lack of jurisdiction. McNeil-PPC and ALZA filed an appeal in May 2009. The appeals court heard argument on February 3, 2010. On April 26, 2010, the court of appeals affirmed the judgment of the district court that the patent is invalid because it is not enabled. The court did not reach the issue of infringement.

In January 2010, ALZA and OMJPI filed suit in Federal District Court in Delaware against Kremers-Urban, LLC and KUDCO Ireland, Ltd. (KUDCO) in response to KUDCO’s ANDA challenge regarding CONCERTA® tablets. In its notice letter, KUDCO contends that two ALZA patents for CONCERTA® are invalid and not infringed by a KUDCO generic. One patent has since been dropped from the case.

In November 2010, ALZA and OMJPI filed suit in Federal District Court in Delaware against Impax Laboratories, Inc., Teva Pharmaceuticals USA, Inc. and Teva Pharmaceutical Industries, Ltd. in response to notice from Impax that it made a major amendment to its ANDA with respect to its 56 mg dose generic version of CONCERTA®. In its notice letter describing its major amendment, Impax contends that a CONCERTA® patent is invalid and not infringed by its proposed generic version.

In the action against Lupin Pharmaceuticals, Inc. (Lupin) regarding its ANDA concerning LEVAQUIN®, Lupin contended that the U.S. Patent and Trademark Office improperly granted a patent term extension to the patent that Ortho-McNeil, Inc. (now Ortho-McNeil-Janssen Pharmaceuticals, Inc. (OMJPI)) licenses from Daiichi Pharmaceuticals, Inc. (Daiichi). Lupin alleged that the active ingredient in LEVAQUIN® was the subject of prior marketing, and therefore was not eligible for the patent term extension. Lupin conceded validity and that its product would violate the patent if marketed prior to the expiration of the original patent term. Summary judgment against Lupin was granted in May 2009 and Lupin appealed. Oral argument was held in September 2009. In May 2010, the Court of Appeals affirmed the judgment of the trial court in favor of Ortho-McNeil (now OMJPI) and Daiichi that the patent term extension covering LEVAQUIN® (levofloxacin) is valid. Thereafter, Lupin requested rehearing en banc, which was denied.

In the ULTRAM® ER actions, Ortho-McNeil, Inc. (now OMJPI), filed lawsuits (each for different dosages) in the U.S. District Court of Delaware against Par Pharmaceuticals, Inc. and Par Pharmaceuticals Companies, Inc. (Par) in May, June and October 2007, on two Tramadol ER formulation patents owned by Purdue Pharma Products L.P. (Purdue) and Napp Pharmaceutical Group Ltd. (Napp). OMJPI also filed lawsuits (each for different dosages) against Impax Laboratories, Inc. (Impax) on a Tramadol ER formulation patent owned by Purdue and Napp in August and November 2008. Purdue, Napp and Biovail Laboratories International SRL (Biovail) (the NDA holder) joined as co-plaintiffs in the lawsuits against Par and Impax, but Biovail and OMJPI were subsequently dismissed for lack of standing. The trial against Par took place in April 2009. In August 2009, the Court issued a decision finding the patents-in-suit invalid. Purdue has appealed that decision. In November 2009, the case against Impax was stayed with the consent of all parties. In September and October 2009, respectively, Purdue filed suits against Paddock Laboratories, Inc. (Paddock) and Cipher Pharmaceuticals Inc. (Cipher) on its Tramadol ER formulation patents. In June 2010, the Federal Circuit Court affirmed the District Court’s decision in the Par case. The case against Cipher, Impax and Paddock were dismissed based on the collateral estoppel effect of the Par decision.

In January 2010, Purdue filed a suit against Lupin Ltd. on its Tramadol ER formulation patents.

In November 2010, the Company’s subsidiary Tibotec, Inc. (Tibotec) filed suit in Federal District Court in New Jersey against Lupin, Ltd., Lupin Pharmaceuticals, Inc. (collectively Lupin), Mylan, Inc. and Mylan Pharmaceuticals, Inc. (collectively Mylan) in response to Lupin’s and Mylan’s respective ANDA’s regarding PREZISTA®.

In January 2011, Tibotec, Inc. (Tibotec) received a Paragraph IV Notification from Teva Pharmaceuticals, Inc. advising that Teva has filed an ANDA seeking approval to market a generic PREZISTA® product before the expiration of certain patents owned or licensed by Tibotec. Tibotec is evaluating this Notification.

General Litigation

In September 2004, plaintiffs in an employment discrimination litigation initiated against the Company in 2001 in Federal District Court in New Jersey moved to certify a class of all African American and Hispanic salaried employees of the Company and its affiliates in the U.S., who were employed at any time from November 1997 to the present. Plaintiffs seek monetary damages for the period 1997 through the present (including punitive damages) and equitable relief. The Court denied plaintiffs’ class certification motion in December 2006 and their motion for reconsideration in April 2007. Plaintiffs sought to appeal these decisions and, in April 2008, the Court of Appeals ruled that plaintiffs’ appeal of the denial of class certification was untimely. In July 2009, plaintiffs filed a motion for certification of a modified class, which the Company opposed. The district court denied plaintiffs’ motion in July 2010, and the Court of Appeals denied plaintiffs’ request for leave to appeal the denial of certification of the modified class. The Company will continue to defend against the plaintiffs’ individual claims of discrimination.

In September 2009, Centocor Ortho Biotech Products, L.P. (COBLP) intervened in an inventorship dispute between Kansas University Center for Research (KUCR) involving certain U.S. Government-owned VELCADE® formulation patents. KUCR brought this action against the U.S. Government in the District of Kansas seeking to add two Kansas University scientists to the patents. The U.S. Government licensed the patents (and their foreign counterparts) to Millennium Pharmaceuticals, Inc. (MPI) , who in turn sublicensed the patents (and their foreign counterparts) to COBI for commercial marketing outside the U.S. If KUCR succeeds in its co-inventorship claim and establishes co-ownership in the U.S. VELCADE® formulation patents, there is a potential for the same issue to arise with respect to the foreign counterparts of the patents. If KUCR is successful, this may adversely affect COBI’s license rights in those countries. In May 2010, the parties reached an agreement to resolve the disputes in this case and will submit the inventorship issue to arbitration, and the case has been stayed pending the arbitration. If KUCR wins the arbitration, the parties will request that the Court issue an order to correct inventorship on the relevant patents; if the U.S. Government, COBI, and MPI prevail, the case will be dismissed with prejudice.

In February 2009, Basilea Pharmaceutica AG (Basilea) brought an arbitration against Johnson & Johnson, Johnson & Johnson Pharmaceutical Research & Development, L.L.C., and Cilag GmbH International alleging that the Company breached the 2005 License Agreement for Ceftobiprole by, among other things, failing to secure FDA approval of the cSSSI (skin) indication and allegedly failing to properly develop the pneumonia indication. In November 2010, the arbitration panel issued its decision and the Company has satisfied the damages award.

In May 2009, COBI commenced an arbitration proceeding before the American Arbitration Association against Schering-Plough Corporation and its subsidiary Schering-Plough (Ireland) Company (collectively, Schering-Plough). COBI and Schering-Plough are parties to a series of agreements (Distribution Agreements) that grant Schering-Plough the exclusive right to distribute the drugs REMICADE® and SIMPONI® worldwide, except within the United States, Japan, Taiwan, Indonesia, and the People’s Republic of China (including Hong Kong) (the Territory). COBI distributes REMICADE® and SIMPONI® the next generation treatment, within the United States. In the arbitration, COBI seeks a declaration that the agreement and merger between Merck & Co., Inc. (Merck) and Schering-Plough constitutes a change of control under the terms of the Distribution Agreements that permits COBI to terminate the Agreements. The termination of the Distribution Agreements would return to COBI the right to distribute REMICADE® and SIMPONI® within the Territory. Schering-Plough has filed a response to COBI’s arbitration demand that denies that it has undergone a change of control. The arbitrators were selected and the evidentiary portion of the hearing was concluded in October 2010. Oral argument was held in late 2010. A decision is expected during the first half of 2011.

In December 2009, the State of Israel (Sheba Medical Center) filed suit in the District Court in Tel Aviv Jaffa against various Omrix affiliates. In the lawsuit, the State claims that an employee of a government-owned hospital was the inventor on several patents related to fibrin glue technology, that he developed while he was a government employee. The State claims that he had no right to transfer any intellectual property to Omrix because it belongs to the State. The State is seeking damages plus royalty on QUIXILtm and EVICELtm or, alternatively, transfer of the patents to the State.

Average Wholesale Price (AWP) Litigation

The Company and several of its pharmaceutical subsidiaries, along with numerous other pharmaceutical companies, are defendants in a series of lawsuits in state and federal courts involving allegations that the pricing and marketing of certain pharmaceutical products amounted to fraudulent and otherwise actionable conduct because, among other things, the companies allegedly reported an inflated Average Wholesale Price (AWP) for the drugs at issue. Many of these cases, both federal actions and state actions removed to federal court, have been consolidated for pre-trial purposes in a Multi-District Litigation (MDL) in Federal District Court in Boston, Massachusetts. The plaintiffs in these cases include classes of private persons or entities that paid for any portion of the purchase of the drugs at issue based on AWP, and state government entities that made Medicaid payments for the drugs at issue based on AWP.

The MDL Court identified classes of Massachusetts-only private insurers providing “Medi-gap” insurance coverage and private payers for physician-administered drugs where payments were based on AWP (Class 2 and Class 3), and a national class of individuals who made co-payments for physician-administered drugs covered by Medicare (Class 1). A trial of the two Massachusetts-only class actions concluded before the MDL Court in December 2006. In June 2007, the MDL Court issued post-trial rulings, dismissing the Johnson & Johnson defendants from the case regarding all claims of Classes 2 and 3, and subsequently of Class 1 as well. Plaintiffs appealed the Class 1 judgment and, in September 2009, the Court of Appeals vacated the judgment and remanded for further proceedings in the District Court. . The Johnson & Johnson defendants then filed a motion for summary judgment with regard to Class 1, which the District Court granted in part and denied in part. Subsequently, the Johnson & Johnson defendants filed a motion challenging the adequacy of Plaintiffs’ proposed class representative, which is pending.

AWP cases brought by various Attorneys General have proceeded to trial against other manufacturers. Three state cases against certain of the Company’s subsidiaries have been set for trial: Idaho in October 2011, Kentucky in January 2012 and Kansas in March 2013. Other state cases are likely to be set for trial in the coming year. In addition, an AWP case against the Johnson & Johnson defendants brought by the state of Pennsylvania was tried in Commonwealth Court in October and November 2010. The Court found in the State’s favor with regard to certain of its claims under the Pennsylvania Unfair Trade Practices and Consumer Protection Law, entered an injunction, and awarded  $45 million in restitution and  $6.5 million in civil penalties. The Court found in the Johnson & Johnson defendants favor on the State’s claims of Unjust Enrichment, Misrepresentation/Fraud, Civil Conspiracy, and on certain of the State’s claims under the Pennsylvania Unfair Trade Practices and Consumer Protection Law. The parties are currently engaged in post trial briefing, which will be followed by an appeal to the Pennsylvania Supreme Court if necessary. The Company believes that it has strong arguments supporting an appeal. The Company believes that the potential for an unfavorable outcome is not probable, therefore, it has not established a reserve with respect to the verdict.

In April 2010, a lawsuit was filed in the United States District Court for the Northern District of California against the Company, Omnicare, Inc., and other unidentified companies or individuals. The Company filed a motion to dismiss. Plaintiffs then filed an amended complaint. The amended complaint asserts that defendants engaged in an unlawful trying arrangement in violation of the Sherman Act and the California Business and Professions Code. The amended complaint also asserted claims of unjust enrichment and civil conspiracy. The Company moved to dismiss the amended complaint. On January 13, 2011, the court granted the Company’s motion to dismiss as to all causes of action in the amended complaint, and granted plaintiffs’ leave to file an amended complaint.

Johnson & Johnson has been named the nominal defendant in six shareholder derivative lawsuits in the U.S. District Court for the District of New Jersey on behalf of Company shareholders against certain current and former directors and officers of the Company derivatively on behalf of the Company: Calamore v. Coleman et. al., filed April 21, 2010; Carpenters Pension Fund of West Virginia v. Weldon, et. al., filed May 5, 2010; Feldman v. Coleman, et. al., filed May 6, 2010; Hawaii Laborers Pension Fund v. Weldon, et. al., filed May 14, 2010; Ryan v. Weldon, et. al., filed June 18, 2010; and Minneapolis Firefighters’ Relief Association, NECA-IBEW Pension Trust Fund, and NECA-IBEW Welfare Trust Fund v. Weldon, et. al., filed June 24, 2010. These actions were consolidated on August 17, 2010 into one lawsuit: In re Johnson & Johnson Shareholder Derivative Litigation. An amended consolidated complaint was filed on December 17, 2010. An additional derivative suit was filed in the U.S. District Court for the District of New Jersey on December 1, 2010: Copeland v. Mulcahy, et al. That lawsuit has been consolidated into the In re Johnson & Johnson Shareholder Derivative Litigation. Additionally, Johnson & Johnson has been named the nominal defendant in a shareholder derivative lawsuit in New Jersey Superior Court on behalf of Company shareholders against certain current and former directors and officers of the Company derivatively on behalf of the Company: Wolin v. Johnson & Johnson, filed September 23, 2010. The parties to the Wolin action have stipulated that the Wolin action shall be stayed until the In re Johnson & Johnson Shareholder Derivative Litigation is completely resolved. Each of these shareholder derivative actions is similar in its claims and collectively they assert a variety of alleged breaches of fiduciary duties, including, among other things, that the defendants allegedly engaged in, approved of, or failed to remedy or prevent defective medical devices, improper pharmaceutical rebates, improper off-label marketing of pharmaceutical and medical device products, violations of current good manufacturing practice regulations that resulted in product recalls, and failed to disclose the aforementioned alleged misconduct in the Company’s filings under the Securities Exchange Act of 1934. Each complaint seeks a variety of relief, including monetary damages and corporate governance reforms.

On July 27, 2010, a complaint was filed by a shareholder of the Company in New Jersey Superior Court, Chancery Division, Middlesex County (Lipschutz v. Johnson & Johnson) seeking to compel inspection of Company books and records with respect to certain product recalls and various manufacturing plants. This lawsuit was dismissed on October 7, 2010.

Other

In July 2003, Centocor (now COBI), received a request that it voluntarily provide documents and information to the criminal division of the U.S. Attorney’s Office, District of New Jersey, in connection with its investigation into various Centocor marketing practices. Subsequent requests for documents have been received from the U.S. Attorney’s Office. Both the Company and Centocor have responded to these requests for documents and information.

In December 2003, Ortho-McNeil Pharmaceutical, Inc. (now OMJPI) received a subpoena from the U.S. Attorney’s Office in Boston, Massachusetts seeking documents relating to the marketing, including alleged off-label marketing, of the drug TOPAMAX® (topiramate). In the fiscal second quarter of 2010, OMJPI entered into a settlement agreement resolving the federal government’s investigation. As one part of the settlement, Ortho-McNeil Pharmaceutical, LLC, a subsidiary of OMJPI, pled guilty to a single misdemeanor violation of the Food, Drug and Cosmetic Act and paid a criminal fine. OMJPI denies it engaged in any wrongful conduct, beyond acknowledging the limited conduct of Ortho-McNeil Pharmaceutical, LLC, that is the basis of the misdemeanor plea. In addition the total settlement included a civil payment, part of which was paid to the federal government and part of which was paid or set aside for payment to states for their Medicaid programs.

In January 2004, Janssen Pharmaceutica, Inc. (now OMJPI) received a subpoena from the Office of the Inspector General of the U.S. Office of Personnel Management seeking documents concerning sales and marketing of, any and all payments to physicians in connection with sales and marketing of, and clinical trials for, RISPERDAL® (risperidone) from 1997 to 2002. Documents subsequent to 2002 have also been requested. An additional subpoena seeking information about marketing of and adverse reactions to RISPERDAL® was received from the U.S. Attorney’s Office for the Eastern District of Pennsylvania in November 2005. Subpoenas seeking testimony from various witnesses before a grand jury have also been received. Janssen is cooperating in responding to ongoing requests for documents and witnesses. The government is continuing to actively investigate this matter. In February 2010, the government served Civil Investigative Demands seeking additional information relating to sales and marketing of RISPERDAL® and sales and marketing of INVEGA®. The focus of these matters is the alleged promotion of RISPERDAL® and INVEGA® for off-label uses. The government has notified the Company that there are pending qui tam actions alleging off-label promotion of RISPERDAL® and INVEGA®. Discussions are ongoing in an effort to resolve potential criminal and civil claims arising from these matters. Whether a resolution can be reached and on what terms is uncertain. While a loss is probable with respect to this matter, the Company is unable to estimate a potential loss at this time. The ultimate resolution of these matters is not expected to have a material adverse effect on the Company’s financial position, although the resolution in any reporting period could have a material impact on the Company’s results of operations and cash flows for that period.

In September 2004, Ortho Biotech Inc. (now COBI), received a subpoena from the U.S. Office of Inspector General’s Denver, Colorado field office seeking documents directed to the sales and marketing of PROCRIT® (Epoetin alfa) from 1997 to the present, as well as to dealings with U.S. Oncology Inc., a healthcare services network for oncologists. COBI has responded to the subpoena.

In November 2007, the Attorney General of the Commonwealth of Massachusetts issued a Civil Investigative Demand to DePuy Orthopaedics, Inc. (DePuy) seeking information regarding financial relationships between a number of Massachusetts-based orthopedic surgeons and providers, and DePuy Orthopaedics, Inc. DePuy has responded to Massachusetts’ additional requests.

In July 2005, Scios Inc. (Scios), received a subpoena from the U.S. Attorney’s Office, District of Massachusetts, seeking documents related to the sales and marketing of NATRECOR®. Scios responded to the subpoena. In early August 2005, Scios was advised that the investigation would be handled by the U.S. Attorney’s Office for the Northern District of California in San Francisco. Additional requests for documents have been received and responded to and former Scios employees have testified before a grand jury in San Francisco. The qui tam complaints were unsealed on February 19, 2009. The U.S. government has intervened in one of the qui tam actions, and filed a complaint against Scios and the Company in June 2009. Scios and Johnson & Johnson filed a motion to dismiss the qui tam complaint filed by the government, and that motion was denied. The criminal investigation is continuing and discussions are underway in an effort to settle this matter. Whether a settlement can be reached and on what terms is uncertain.

In September 2005, the Company received a subpoena from the U.S. Attorney’s Office, District of Massachusetts, seeking documents related to sales and marketing of eight drugs to Omnicare, Inc., (Omnicare) a manager of pharmaceutical benefits for long-term care facilities. The Company’s subsidiaries involved responded to the subpoena. Several employees of the Company’s pharmaceutical subsidiaries were subpoenaed to testify before a grand jury in connection with this investigation. In April 2009, the Company was served with the complaints in two civil qui tam cases related to marketing of prescription drugs to Omnicare. On January 15, 2010, the government filed a complaint intervening in the cases. The complaint asserts claims under the federal False Claims Act and a related state law claim in connection with the marketing of several drugs to Omnicare. The complaints allege that Johnson & Johnson provided Omnicare with rebates and other alleged kickbacks, and in so doing, caused Omnicare to file false claims with Medicaid and other government programs. Subsequently, the Commonwealth of Massachusetts, Virginia, and Kentucky, and the States of California and Indiana intervened in the action. The Company’s motion to dismiss the government’s and relators’complaints, the government’s and relators’ oppositions, and the Company’s reply brief have been filed. A hearing on the Company’s motion to dismiss was held on October 7, 2010. The court has not ruled on the motion.

In November 2005, a lawsuit was filed under seal against the Company, along with codefendants McKesson Corporation and Omnicare, Inc., by a former employee in the United States District Court for the Eastern District of Pennsylvania, United States ex rel. Scott Bartz v. Ortho McNeil Pharmaceutical, Inc., et al. After investigation, the United States declined to intervene. The case was subsequently unsealed, and the Company was served with the operative complaint on January 3, 2011. The complaint alleges that Defendants engaged in various improper transactions that were allegedly designed to report false prescription drug prices to the federal government in order to reduce the Company’s Medicaid rebate obligations. The complaint further alleges that the Company improperly retaliated against the Plaintiff for having raised these allegations internally. The complaint alleges a variety of causes of action under the federal False Claims Act and corresponding state and local statutes. The Company has not yet responded to the complaint, but anticipates filing a motion to dismiss.

In February 2006, the Company received a subpoena from the U.S. Securities & Exchange Commission (SEC) requesting documents relating to the participation by several Johnson & Johnson subsidiaries in the United Nations Iraq Oil for Food Program. The subsidiaries are cooperating with the SEC and U.S. Department of Justice (DOJ).

In February 2007, the Company voluntarily disclosed to the DOJ and the SEC that subsidiaries outside the United States are believed to have made improper payments in connection with the sale of medical devices in two small-market countries, which payments may fall within the jurisdiction of the Foreign Corrupt Practices Act (FCPA). In the course of continuing dialogues with the agencies, other issues potentially rising to the level of FCPA violations in additional markets have been brought to the attention of the agencies by the Company. The Company has provided and will continue to provide additional information to the DOJ and SEC, and will cooperate with the agencies’ reviews of these matters. Law enforcement agencies of a number of other countries are also pursuing investigations of matters voluntarily disclosed by the Company to the DOJ and SEC. Discussions are underway in an effort to resolve these matters, and the Iraq Oil for Food matter referenced above, but whether agreement can be reached, and on what terms, is uncertain.

In May 2007, the New York State Attorney General issued a subpoena seeking information relating to the marketing and safety of PROCRIT®. The Company has responded to these requests.

In April 2007, the Company received two subpoenas from the Office of the Attorney General of the State of Delaware. The subpoenas seek documents and information relating to nominal pricing agreements. For purposes of the subpoenas, nominal pricing agreements are defined as agreements under which the Company agreed to provide a pharmaceutical product for less than ten percent of the Average Manufacturer Price for the product. The Company responded to these requests.

In March 2008, the Company received a letter request from the Attorney General of the State of Michigan. The request seeks documents and information relating to nominal price transactions. The Company responded to the request.

In June 2008, the Company received a subpoena from the United States Attorney’s Office for the District of Massachusetts relating to the marketing of biliary stents by the Company’s Cordis subsidiary. Cordis is cooperating in responding to the subpoena. A False Claims Act complaint was filed in Dallas relating to similar issues. The U.S. Department of Justice and several states have declined to intervene at this time. A motion to dismiss the Texas qui tam case is pending.

In April 2009, the Company received a HIPPA subpoena from the U.S. Attorney’s Office for the District of Massachusetts (Boston) seeking information regarding the Company’s financial relationship with several psychiatrists. The Company has responded to this request.

In April 2009, Ortho-Clinical Diagnostics, Inc. (OCD) received a grand jury subpoena from the U.S. Department of Justice, Antitrust Division, requesting documents and information for the period beginning September 1, 2000 through the present, pertaining to an investigation of alleged violations of the antitrust laws in the blood reagents industry. The Company complied with the subpoena. In November 2010, the Antitrust Division provided notice that it has closed its investigation. In the weeks following the public announcement that OCD had received a subpoena from the Antitrust Division, multiple class action complaints were filed. The various cases were consolidated for pre-trial purposes in the Eastern District of Pennsylvania.

In May 2009, the New Jersey Attorney General issued a subpoena to DePuy Orthopaedics, Inc., seeking information regarding the financial interest of clinical investigators who performed clinical studies for DePuy Orthopaedics, Inc. and DePuy Spine, Inc. DePuy Orthopaedics has responded to these requests.

In May 2010, the Company received a letter from the United States House of Representatives’ Committee on Oversight and Government Reform (Committee) requesting information and documents regarding the April 2010 recall of various infants’ and children’s liquid products by McNeil Consumer Healthcare Division of McNEIL-PPC, Inc. (McNeil Consumer Healthcare). The Company produced documents and other information in response to these requests. In May 2010, the Committee conducted a public hearing. Thereafter, the Company received additional information requests from the Committee, including requests regarding the recall of certain Motrin products by McNeil Consumer Healthcare. The Company produced documents and other information in response to these requests. The Committee held another public hearing on September 30, 2010, and the Company continues to cooperate fully with the Committee’s ongoing information requests.

In addition, McNeil Consumer Healthcare, and certain affiliates including Johnson & Johnson (“the Companies”), received grand jury subpoenas from the United States Attorney’s Office for the Eastern District of Pennsylvania requesting documents broadly relating to recent recalls of various products of McNeil Consumer Healthcare, and the FDA inspections of the Fort Washington, Pennsylvania and Lancaster, Pennsylvania manufacturing facilities. In addition, the government has served McNEIL-PPC Inc. with a Civil Investigative Demand seeking records relevant to its investigation to determine if there was a violation of the False Claims Act. The Companies are cooperating with the United States Attorney’s Office in responding to these subpoenas.

The Companies have also received Civil Investigative Demands (CIDs) from multiple State Attorneys General Offices broadly relating to the McNeil recall issues. The Companies continue to produce documents in response to these CIDs and otherwise cooperate with these inquiries. On January 12, 2011, the Oregon Attorney General filed a civil complaint against Johnson & Johnson, McNEIL-PPC, Inc, and McNeil Healthcare, LLC in state court alleging civil violations of the Oregon unlawful trade practices act relating to an earlier recall of a McNeil OTC product. The defendants intend to seek dismissal of this civil complaint.

Furthermore, a lawsuit was filed in September 2010 by a shareholder in the United States District Court for the District of New Jersey: Monk v. Johnson & Johnson. The complaint seeks class certification based upon the anti-fraud provisions of the federal securities laws related to the McNeil manufacturing facilities. More specifically, this complaint alleges that the Companies and certain individuals, including officers and employees, failed to disclose that a number of manufacturing facilities were failing to maintain current good manufacturing practices (cGMPs) and, that as a result, the price of the Company’s stock has declined significantly.

Multiple complaints seeking class action certification related to the McNeil recalls have been filed in the United States District Court for the Eastern District of Pennsylvania, the Northern District of Illinois, the Central District of California, and the Southern District of Ohio. These consumer complaints allege generally that purchasers of various McNeil medicines are owed monetary damages and penalties because they paid premium prices for defective medications rather than less expensive alternative medications. Each complaint seeks certification of a nation-wide class of purchasers of these medicines. On October 8, 2010, the Judicial Panel on Multidistrict Litigation consolidated these consumer complaints: Haviland v. McNeil (E.D. Pa.); Smith v. McNeil (N.D. Ill.); Burrell v. McNeil (N.D. Ill.); DeGroot v. McNeil (N.D. Ill.); Michaud v. McNeil, (N.D. Ill.); Nguyen v. McNeil (N.D. Ill.); Roberson v. McNeil (N.D. Ill.); Rivera v. Johnson & Johnson (C.D. Cal.), and Coleman v. McNeil (S.D. Ohio) for pretrial proceedings in the United States District Court for the Eastern District of Pennsylvania. Plaintiffs filed a “Consolidated Amended Civil Consumer Class Action Complaint” (CAC) naming additional parties and claims on January 12, 2011. Defendants’ currently intend to file a motion to dismiss the CAC, which motion will be filed on March 2, 2011, and is scheduled to be heard on May 10, 2011.

In recent years the Company has received numerous requests from a variety of United States Congressional Committees to produce information relevant to ongoing congressional inquiries. It is the Company’s policy to cooperate with these inquiries by producing the requested information.

With respect to all the above matters, the Company and its subsidiaries are vigorously contesting the allegations asserted against them and otherwise pursuing defenses to maximize the prospect of success. The Company and its subsidiaries involved in these matters continually evaluate their strategies in managing these matters and, where appropriate, pursue settlements and other resolutions where those are in the best interest of the Company.

The Company is also involved in a number of patent, trademark and other lawsuits incidental to its business.

The ultimate legal and financial liability of the Company in respect to all claims, lawsuits and proceedings referred to above cannot be reasonably estimated. However, in the Company’s opinion, based on its examination of these matters, its experience to date and discussions with counsel, the ultimate outcome of legal proceedings, net of liabilities accrued in the Company’s balance sheet, is not expected to have a material adverse effect on the Company’s financial position, although the resolution in any reporting period of one or more of these matters could have a material impact on the Company’s results of operations and cash flows for that period.

Restructuring	12 Months Ended
Jan. 02, 2011
Restructuring [Abstract]
Restructuring

22.	Restructuring

In the fourth quarter of 2009, the Company announced global restructuring initiatives designed to strengthen the Company’s position as one of the world’s leading global health care companies. This program will allow the Company to invest in new growth platforms; ensure the successful launch of its many new products and continued growth of its core businesses; and provide flexibility to adjust to the changed and evolving global environment.

During the fiscal fourth quarter of 2009, the Company recorded  $1.2 billion in related pre-tax charges, of which approximately  $830 million of the pre-tax restructuring charges are expected to require cash payments. The  $1.2 billion of restructuring charges consists of severance costs of  $748 million, asset write-offs of  $362 million and  $76 million related to leasehold and contract obligations. The  $362 million of asset write-offs relate to inventory of  $113 million (recorded in cost of products sold), property, plant and equipment of  $107 million, intangible assets of  $81 million and other assets of  $61 million. Additionally, as part of this program the Company plans to eliminate approximately 7,500 positions, of which approximately 5,000 have been eliminated since the restructuring was announced.

The following table summarizes the severance charges and the associated spending for the fiscal year ended 2010:

(Dollars in Millions)	Severance

2009 restructuring charge	$748
Cash outlays	(62)

Reserve balance, January 3, 2010	686
Cash outlays	(341)

Reserve balance, January 2, 2011*	$345

*	Cash outlays for severance are expected to be substantially paid out over the next 12 months in accordance with the Company’s plans and local laws.

For additional information on the restructuring as it relates to the segments, see Note 18.

Valuation and Qualifying Accounts	12 Months Ended
Jan. 02, 2011
Valuation and Qualifying Accounts [Abstract]
VALUATION AND QUALIFYING ACCOUNTS
JOHNSON & JOHNSON AND SUBSIDIARIES

SCHEDULE II — VALUATION AND QUALIFYING ACCOUNTS

Fiscal Years Ended January 2, 2011, January 3, 2010 and December 28, 2008
(Dollars in Millions)

	Balance at				Balance at
	Beginning of				End of
	Period	Accruals		Payments/Other	Period

2010
Accrued Rebates(1)	$1,639	7,492		(6,985)	2,146
Accrued Returns	689	517		(566)	640
Accrued Promotions	429	2,664		(2,666)	427

Subtotal	$2,757	10,673		(10,217)	3,213
Reserve for doubtful accounts	333	130		(123)	340
Reserve for cash discounts	101	1,112		(1,103)	110

Total	$3,191	11,915		(11,443)	3,663

2009
Accrued Rebates(1)	$1,808	6,584		(6,753)	1,639
Accrued Returns	794	355		(460)	689
Accrued Promotions	356	2,446		(2,373)	429

Subtotal	$2,958	9,385		(9,586)	2,757
Reserve for doubtful accounts	267	110		(44)	333
Reserve for cash discounts	79	1,163		(1,141)	101

Total	$3,304	10,658		(10,771)	3,191

2008
Accrued Rebates(1)	$1,802	5,578		(5,572)	1,808
Accrued Returns	648	402		(256)	794
Accrued Promotions	578	2,991		(3,213)	356

Subtotal	$3,028	8,971		(9,041)	2,958
Reserve for doubtful accounts	193	101		(27)	267
Reserve for cash discounts	71	905		(897)	79

Total	$3,292	9,977	(2)	(9,965)	3,304

(1)	Includes reserve for customer rebates of $701 million, $729 million and $721 million at January 2, 2011, January 3, 2010 and December 28, 2008, respectively.

(2)	Includes $171 million adjustment related to previously estimated accrued sales reserve.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Jan. 02, 2011
Summary of Significant Accounting Policies [Abstract]
PRINCIPLES OF CONSOLIDATION	The consolidated financial statements include the accounts of Johnson & Johnson and subsidiaries (the “Company”). Intercompany accounts and transactions are eliminated.
DESCRIPTION OF THE COMPANY AND BUSINESS SEGMENTS

The Company has approximately 114,000 employees worldwide engaged in the research and development, manufacture and sale of a broad range of products in the health care field. The Company conducts business in virtually all countries of the world and its primary focus is on products related to human health and well-being.

The Company is organized into three business segments: Consumer, Pharmaceutical and Medical Devices and Diagnostics. The Consumer segment manufactures and markets a broad range of products used in the baby care, skin care, oral care, wound care and women’s health care fields, as well as nutritional and over-the-counter pharmaceutical products and wellness and prevention platforms. These products are marketed to the general public and sold both to retail outlets and distributors throughout the world. The Pharmaceutical segment includes products in the following areas: anti-infective, antipsychotic, contraceptive, dermatology, gastrointestinal, hematology, immunology, neurology, oncology, pain management and virology. These products are distributed directly to retailers, wholesalers and health care professionals for prescription use. The Medical Devices and Diagnostics segment includes a broad range of products distributed to wholesalers, hospitals and retailers used principally in the professional fields by physicians, nurses, therapists, hospitals, diagnostic laboratories and clinics. These products include Biosense Webster’s electrophysiology products; Cordis’ circulatory disease management products; DePuy’s orthopaedic joint reconstruction, spinal care, neurological and sports medicine products; Ethicon’s surgical care, aesthetics and women’s health products; Ethicon Endo-Surgery’s minimally invasive surgical products and advanced sterilization products; LifeScan’s blood glucose monitoring and insulin delivery products; Ortho-Clinical Diagnostics’ professional diagnostic products and Vistakon’s disposable contact lenses.

NEW ACCOUNTING PRONOUNCEMENTS

During the fiscal first quarter of 2010 the Company adopted the Financial Accounting Standards Board (FASB) guidance and amendments related to the criteria for separating consideration in multiple-deliverable revenue arrangements. The guidance (a) provides principles and application guidance on whether multiple deliverables exist, how the arrangement should be separated, and the consideration allocated; (b) requires an entity to allocate revenue in an arrangement using estimated selling prices of deliverables if a vendor does not have vendor-specific objective evidence or third-party evidence of selling price; and (c) eliminates the use of the residual method and requires an entity to allocate the revenue using the relative selling price method. The adoption did not have a material impact on the Company’s results of operations, cash flows or financial position; however it expanded the disclosures for multiple-deliverable revenue arrangements.

During the fiscal first quarter of 2010, the Company adopted the FASB standard related to variable interest entities. The adoption of this standard did not have an impact on the Company’s results of operations, cash flows or financial position.

During the fiscal first quarter of 2010, the Company adopted the new accounting guidance on fair value measurements and disclosures. This guidance requires the Company to disclose the amount of significant transfers between Level 1 and Level 2 inputs and the reasons for these transfers as well as the reasons for any transfers in or out of Level 3 of the fair value hierarchy. In addition, the guidance clarifies certain existing disclosure requirements. The adoption of this standard did not have a material impact on the Company’s results of operations, cash flows or financial position.

During the fiscal second quarter of 2010 the FASB issued an accounting standard update related to revenue recognition under the milestone method. The objective of the accounting standard update is to provide guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research or development transactions. This guidance was effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010. The adoption of this standard is not expected to have a material impact on the Company’s results of operations, cash flows or financial position.

CASH EQUIVALENTS	The Company considers securities with maturities of three months or less, when purchased, to be cash equivalents.
INVESTMENTS

Short-term marketable securities are carried at cost, which approximates fair value. Investments classified as available-for-sale are carried at estimated fair value with unrealized gains and losses recorded as a component of accumulated other comprehensive income. Long-term debt securities that the Company has the ability and intent to hold until maturity are carried at amortized cost. Management determines the appropriate classification of its investment in debt and equity securities at the time of purchase and re-evaluates such determination at each balance sheet date. The Company periodically reviews its investments in equity securities for impairment and adjusts these investments to their fair value when a decline in market value is deemed to be other than temporary. If losses on these securities are considered to be other than temporary, the loss is recognized in earnings.

PROPERTY, PLANT AND EQUIPMENT AND DEPRECIATION

Property, plant and equipment are stated at cost. The Company utilizes the straight-line method of depreciation over the estimated useful lives of the assets:

Building and building equipment	20 — 40 years
Land and leasehold improvements	10 — 20 years
Machinery and equipment	2 — 13 years

The Company capitalizes certain computer software and development costs, included in machinery and equipment, when incurred in connection with developing or obtaining computer software for internal use. Capitalized software costs are amortized over the estimated useful lives of the software, which generally range from 3 to 8 years.

The Company reviews long-lived assets to assess recoverability using undiscounted cash flows. When certain events or changes in operating or economic conditions occur, an impairment assessment may be performed on the recoverability of the carrying value of these assets. If the asset is determined to be impaired, the loss is measured based on the difference between the asset’s fair value and its carrying value. If quoted market prices are not available, the Company will estimate fair value using a discounted value of estimated future cash flows.

REVENUE RECOGNITION

The Company recognizes revenue from product sales when the goods are shipped or delivered and title and risk of loss pass to the customer. Provisions for certain rebates, sales incentives, trade promotions, coupons, product returns and discounts to customers are accounted for as reductions in sales in the same period the related sales are recorded.

Product discounts granted are based on the terms of arrangements with direct, indirect and other market participants, as well as market conditions, including prices charged by competitors. Rebates, the largest being the Medicaid rebate provision, are estimated based on contractual terms, historical experience, trend analysis and projected market conditions in the various markets served. The Company evaluates market conditions for products or groups of products primarily through the analysis of wholesaler and other third-party sell-through and market research data, as well as internally generated information.

Sales returns are generally estimated and recorded based on historical sales and returns information. Products that exhibit unusual sales or return patterns due to dating, competition or other marketing matters are specifically investigated and analyzed as part of the accounting for sales return accruals. Sales returns allowances represent a reserve for products that may be returned due to expiration, destruction in the field, or in specific areas, product recall. The returns reserve is based on historical return trends by product and by market as a percent to gross sales. In accordance with the Company’s accounting policies, the Company generally issues credit to customers for returned goods. The Company’s sales return reserves are accounted for in accordance with U.S. GAAP guidance for revenue recognition when right of return exists. Sales return reserves are recorded at full sales value. Sales returns in the Consumer and Pharmaceutical segments are almost exclusively not resalable. Sales returns for certain franchises in the Medical Devices and Diagnostics segment are typically resalable but are not material. The Company rarely exchanges products from inventory for returned products. The sales returns reserve for the total Company has ranged between 1.0% and 1.2% of annual sales to customers during the prior three fiscal reporting years 2008 — 2010.

Promotional programs, such as product listing allowances and cooperative advertising arrangements, are recorded in the year incurred. Continuing promotional programs include coupons and volume-based sales incentive programs. The redemption cost of consumer coupons is based on historical redemption experience by product and value. Volume-based incentive programs are based on the estimated sales volumes for the incentive period and are recorded as products are sold. The Company also earns service revenue for co-promotion of certain products and includes it in sales to customers. These arrangements are evaluated to determine the appropriate amounts to be deferred.

SHIPPING AND HANDLING

Shipping and handling costs incurred were  $945 million,  $964 million and  $1,017 million in 2010, 2009 and 2008, respectively, and are included in selling, marketing and administrative expense. The amount of revenue received for shipping and handling is less than 0.5% of sales to customers for all periods presented.

INVENTORIES	Inventories are stated at the lower of cost or market determined by the first-in, first-out method.
INTANGIBLE ASSETS AND GOODWILL

The authoritative literature on U.S. GAAP requires that goodwill and intangible assets with indefinite lives be assessed annually for impairment. The Company completed the annual impairment test for 2010 in the fiscal fourth quarter and no impairment was determined. Future impairment tests will be performed annually in the fiscal fourth quarter, or sooner if a triggering event occurs.

Intangible assets that have finite useful lives continue to be amortized over their useful lives, and are reviewed for impairment when warranted by economic conditions. See Note 5 for further details on Intangible Assets and Goodwill.

FINANCIAL INSTRUMENTS

As required by U.S. GAAP, all derivative instruments are recorded on the balance sheet at fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether the derivative is designated as part of a hedge transaction, and if so, the type of hedge transaction.

The Company documents all relationships between hedged items and derivatives. The overall risk management strategy includes reasons for undertaking hedge transactions and entering into derivatives. The objectives of this strategy are: (1) minimize foreign currency exposure’s impact on the Company’s financial performance; (2) protect the Company’s cash flow from adverse movements in foreign exchange rates; (3) ensure the appropriateness of financial instruments; and (4) manage the enterprise risk associated with financial institutions. See Note 6 for additional information on Financial Instruments.

PRODUCT LIABILITY

Accruals for product liability claims are recorded, on an undiscounted basis, when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated based on existing information. The accruals are adjusted periodically as additional information becomes available. As a result of cost and availability factors, effective November 1, 2005, the Company ceased purchasing third-party product liability insurance. Based on the availability of prior coverage, receivables for insurance recoveries related to product liability claims are recorded on an undiscounted basis, when it is probable that a recovery will be realized.

RESEARCH AND DEVELOPMENT

Research and development expenses are expensed as incurred. Upfront and milestone payments made to third-parties in connection with research and development collaborations are expensed as incurred up to the point of regulatory approval. Payments made to third parties subsequent to regulatory approval are capitalized and amortized over the remaining useful life of the related product. Amounts capitalized for such payments are included in other intangibles, net of accumulated amortization.

The Company enters into collaborative arrangements, typically with other pharmaceutical or biotechnology companies, to develop and commercialize drug candidates or intellectual property. These arrangements typically involve two (or more) parties who are active participants in the collaboration and are exposed to significant risks and rewards dependent on the commercial success of the activities. These collaborations usually involve various activities by one or more parties, including research and development, marketing and selling and distribution. Often, these collaborations require upfront, milestone and royalty or profit share payments, contingent upon the occurrence of certain future events linked to the success of the asset in development. Amounts due from collaborative partners related to development activities are generally reflected as a reduction of research and development expense because the performance of contract development services is not central to the Company’s operations. In general, the income statement presentation for these collaborations is as follows:

Nature/Type of Collaboration	Statement of Earnings Presentation

Third-party sale of product	Sales to customers
Royalties/milestones paid to collaborative partner (post-regulatory approval)*	Cost of goods sold
Royalties received from collaborative partner	Other income (expense), net
Upfront payments & milestones paid to collaborative partner (pre-regulatory approval)	Research and development expense
Research and development payments to collaborative partner	Research and development expense
Research and development payments received from collaborative partner	Reduction of Research and development expense

*	Milestones are capitalized as intangible assets and amortized to cost of goods sold over the useful life.

ADVERTISING

Costs associated with advertising are expensed in the year incurred and are included in the selling, marketing and administrative expenses. Advertising expenses worldwide, which are comprised of television, radio, print media and Internet advertising, were  $2.5 billion,  $2.4 billion and  $2.9 billion in 2010, 2009 and 2008, respectively.

INCOME TAXES

The Company intends to continue to reinvest its undistributed international earnings to expand its international operations; therefore, no U.S. tax expense has been recorded with respect to the undistributed portion not intended for repatriation. At January 2, 2011 and January 3, 2010, the cumulative amount of undistributed international earnings was approximately  $37.0 billion and  $32.2 billion, respectively.

Deferred income taxes are recognized for tax consequences of temporary differences by applying enacted statutory tax rates, applicable to future years, to differences between the financial reporting and the tax basis of existing assets and liabilities.

NET EARNINGS PER SHARE

Basic earnings per share is computed by dividing net earnings available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities were exercised or converted into common stock using the treasury stock method.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the amounts reported. Estimates are used when accounting for sales discounts, rebates, allowances and incentives, product liabilities, income taxes, depreciation, amortization, employee benefits, contingencies and intangible asset and liability valuations. For instance, in determining annual pension and post-employment benefit costs, the Company estimates the rate of return on plan assets, and the cost of future health care benefits. Actual results may or may not differ from those estimates.

The Company follows the provisions of U.S. GAAP when recording litigation related contingencies. A liability is recorded when a loss is probable and can be reasonably estimated. The best estimate of a loss within a range is accrued; however, if no estimate in the range is better than any other, the minimum amount is accrued.

ANNUAL CLOSING DATE

The Company follows the concept of a fiscal year, which ends on the Sunday nearest to the end of the month of December. Normally each fiscal year consists of 52 weeks, but every five or six years the fiscal year consists of 53 weeks, as was the case in 2009 and will be the case again in 2014.

RECLASSIFICATION	Certain prior period amounts have been reclassified to conform to current year presentation.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Jan. 02, 2011
Summary of Significant Accounting Policies (Tables) [Abstract]
Estimated useful lives of the assets

Building and building equipment	20 — 40 years
Land and leasehold improvements	10 — 20 years
Machinery and equipment	2 — 13 years

Cash, Cash Equivalents and Current Marketable Securities (Tables)	12 Months Ended
Jan. 02, 2011
Cash, Cash Equivalents and Current Marketable Securities (Tables) [Abstract]
Cash, Cash Equivalents and Current Marketable Securities

	Amortized Cost
(Dollars in Millions)	2010	2009

Cash	$2,293	2,517
Government securities and obligations	22,349	13,370
Corporate debt securities	225	426
Money market funds	2,135	1,890
Time deposits	656	1,222

Total cash, cash equivalents and current marketable securities	$27,658	19,425

Inventories (Tables)	12 Months Ended
Jan. 02, 2011
Inventories (Tables) [Abstract]
Summary of Inventories

(Dollars in Millions)	2010	2009

Raw materials and supplies	$1,073	1,144
Goods in process	1,460	1,395
Finished goods	2,845	2,641

Total inventories	$5,378	5,180

Property, Plant and Equipment (Tables)	12 Months Ended
Jan. 02, 2011
Property, Plant and Equipment (Tables) [Abstract]
Property, plant and equipment at cost and accumulated depreciation

(Dollars in Millions)	2010	2009

Land and land improvements	$738	714
Buildings and building equipment	9,079	8,863
Machinery and equipment	18,032	17,153
Construction in progress	2,577	2,521

Total property, plant and equipment, gross	$30,426	29,251
Less accumulated depreciation	15,873	14,492

Total property, plant and equipment, net	$14,553	14,759

Intangible Assets and Goodwill (Tables)	12 Months Ended
Jan. 02, 2011
Intangible Assets and Goodwill (Tables) [Abstract]
Intangible assets

(Dollars in Millions)	2010	2009

Intangible assets with definite lives:
Patents and trademarks — gross	$6,660	5,697
Less accumulated amortization	2,629	2,177

Patents and trademarks — net	$4,031	3,520

Other intangibles — gross	$7,674	7,808
Less accumulated amortization	2,880	2,680

Other intangibles — net	$4,794	5,128

Total intangible assets with definite lives — gross	$14,334	13,505
Less accumulated amortization	5,509	4,857

Total intangible assets with definite lives — net	$8,825	8,648

Intangible assets with indefinite lives:
Trademarks	$5,954	5,938
Purchased in-process research and development*	1,937	1,737

Total intangible assets with indefinite lives	$7,891	7,675

Total intangible assets — net	$16,716	16,323

*	Purchased in-process research and development will be accounted for as an indefinite-lived intangible asset until the underlying project is completed or abandoned.

Goodwill

			Med Dev
(Dollars in Millions)	Consumer	Pharm	and Diag	Total

Goodwill at December 28, 2008	$7,474	963	5,282	13,719

Acquisitions	—	271	401	672
Currency translation/other*	600	10	(139)	471

Goodwill at January 3, 2010	$8,074	1,244	5,544	14,862

Acquisitions	—	—	397	397
Currency translation/other	70	(19)	(16)	35

Goodwill at January 2, 2011	$8,144	1,225	5,925	15,294

*	Includes reclassification between segments.

Fair Value Measurements (Tables)	12 Months Ended
Jan. 02, 2011
Fair Value Measurements (Tables) [Abstract]
Summary of designated derivatives

			Gain/(Loss)				Gain/(Loss)
	Gain/(Loss)		Reclassified from				Recognized in
	Recognized in		Accumulated OCI				Other
Cash Flow Hedges	Accumulated OCI(1)		into Income(1)				Income/expense(2)
(Dollars in Millions)	2010	2009	2010		2009		2010	2009

Foreign exchange contracts	$(66)	(63)	(52	)(A)	(47	)(A)	(2)	1
Foreign exchange contracts	(296)	(173)	(300	)(B)	70	(B)	(38)	(1)
Foreign exchange contracts	51	5	57	(C)	13	(C)	5	—
Cross currency interest rate swaps	(40)	241	6	(D)	(16	)(D)	—	—
Foreign exchange contracts	18	28	1	(E)	(6	)(E)	3	(12)

Total	$(333)	38	(288)		14		(32)	(12)

All amounts shown in the table above are net of tax.

(1)	Effective portion

(2)	Ineffective portion

(A)	Included in Sales to customer

(B)	Included in Cost of products sold

(C)	Included in Research and development expense

(D)	Included in Interest (income)/Interest expense, net

(E)	Included in Other (income)/expense, net

Financial assets and liabilities at fair value

				2010	2009
(Dollars in Millions)	Level 1	Level 2	Level 3	Total	Total(1)

Derivatives designated as hedging instruments:
Assets:
Foreign exchange contracts	$—	321	—	321	436
Cross currency interest rate swaps(2)		17		17	126

Total	—	338	—	338	562

Liabilities:
Foreign exchange contracts	—	586	—	586	608
Cross currency interest rate swaps(3)		502		502	571

Total	—	1,088	—	1,088	1,179

Derivatives not designated as hedging instruments:
Assets:
Foreign exchange contracts	—	19	—	19	33
Liabilities:
Foreign exchange contracts	—	39	—	39	40
Other investments	$1,165	—	—	1,165	1,134

(1)	2009 assets and liabilities are all classified as Level 2 with the exception of other investments of $1,134 million which are classified as Level 1.

(2)	Includes $14 million and $119 million of non-current assets for the fiscal years ending January 2, 2011 and January 3, 2010, respectively.

(3)	Includes $502 million and $517 million of non-current liabilities for the fiscal years ending January 2, 2011 and January 3, 2010, respectively.

Borrowings (Tables)	12 Months Ended
Jan. 02, 2011
Borrowings (Tables) [Abstract]
Components of long-term debt

			Effective				Effective
(Dollars in Millions)	2010		Rate %		2009		Rate %

5.15% Debentures due 2012	$599		5.18%		599		5.18
3.80% Debentures due 2013	500		3.82		500		3.82
5.55% Debentures due 2017	1,000		5.55		1,000		5.55
5.15% Debentures due 2018	898		5.15		898		5.15
4.75% Notes due 2019 (1B Euro 1.3268)(2)/(1B Euro 1.4382)(3)	1,319	(2)	5.35		1,429	(3)	5.35
3% Zero Coupon Convertible Subordinated Debentures due 2020	194		3.00		188		3.00
2.95% Debentures due 2020	541		3.15		—		—
6.73% Debentures due 2023	250		6.73		250		6.73
5.50% Notes due 2024 (500MM GBP 1.5403)(2)/ (500MM GBP 1.6189)(3)	764	(2)	5.71		803	(3)	5.71
6.95% Notes due 2029	294		7.14		294		7.14
4.95% Debenture due 2033	500		4.95		500		4.95
5.95% Notes due 2037	995		5.99		995		5.99
5.86% Debentures due 2038	700		5.86		700		5.86
4.50% Debentures due 2040	539		4.63		—		—
Other (Includes Industrial Revenue Bonds)	76				101

	9,169(4)		5.25	(1)	8,257	(4)	5.42(1)
Less current portion	13				34

	$9,156				8,223

(1)	Weighted average effective rate.

(2)	Translation rate at January 2, 2011.

(3)	Translation rate at January 3, 2010.

(4)	The excess of the fair value over the carrying value of debt was $1.0 billion in 2010 and $0.8 billion in 2009.

Aggregate maturities of long-term obligations	(Dollars in Millions)

					After
2011	2012	2013	2014	2015	2015

$13	644	509	9	—	7,994

Income Taxes (Tables)	12 Months Ended
Jan. 02, 2011
Income Taxes (Tables) [Abstract]
Provision for Income taxes

(Dollars in Millions)	2010	2009	2008

Currently payable:
U.S. taxes	$2,063	2,410	2,334
International taxes	1,194	1,515	1,624

Total currently payable	3,257	3,925	3,958

Deferred:
U.S. taxes	(4)	187	126
International taxes	360	(623)	(104)

Total deferred	356	(436)	22

Provision for taxes on income	$3,613	3,489	3,980

Comparison of income taxes at Statutory rate and Company's effective tax rate

(Dollars in Millions)	2010	2009	2008

U.S.	$6,392	7,141	6,579
International	10,555	8,614	10,350

Earnings before taxes on income:	$16,947	15,755	16,929

Tax rates:
U.S. statutory rate	35.0%	35.0	35.0
Ireland and Puerto Rico operations	(5.1)	(5.1)	(6.8)
Research and orphan drug tax credits	(0.6)	(0.6)	(0.6)
U.S. state and local	1.0	1.8	1.6
International subsidiaries excluding Ireland	(7.5)	(6.7)	(5.6)
U.S. manufacturing deduction	(0.5)	(0.4)	(0.4)
In-process research and development (IPR&D)	—	—	0.4
U.S. Tax international income	(0.6)	(1.6)	(0.5)
All other	(0.4)	(0.3)	0.4

Effective tax rate	21.3%	22.1	23.5

Deferred income tax assets and liabilities

	2010		2009
	Deferred Tax		Deferred Tax
(Dollars in Millions)	Asset	Liability	Asset	Liability

Employee related obligations	$2,211		2,153
Stock based compensation	1,225		1,291
Depreciation		(769)		(661)
Non-deductible intangibles		(2,725)		(2,377)
International R&D capitalized for tax	1,857		1,989
Reserves & liabilities	948		1,014
Income reported for tax purposes	691		648
Net operating loss carryforward international	738		615
Miscellaneous international	1,326	(106)	1,474	(110)
Miscellaneous U.S.	470		799

Total deferred income taxes	$9,466	(3,600)	9,983	(3,148)

Changes in/activity related to unrecognized tax benefits

(Dollars in Millions)	2010	2009	2008

Beginning of year	$2,403	1,978	1,653
Increases related to current year tax positions	465	555	545
Increases related to prior period tax positions	68	203	87
Decreases related to prior period tax positions	(431)	(163)	(142)
Settlements	(186)	(87)	(137)
Lapse of statute of limitations	(12)	(83)	(28)

End of year	$2,307	2,403	1,978

Employee Related Obligations (Tables)	12 Months Ended
Jan. 02, 2011
Employee Related Obligations (Tables) [Abstract]
Employee related obligations

At the end of 2010 and 2009, employee related obligations recorded on the Consolidated Balance Sheet were:

(Dollars in Millions)	2010	2009

Pension benefits	$2,175	2,792
Postretirement benefits	2,359	2,245
Postemployment benefits	1,379	1,504
Deferred compensation	820	790

Total employee obligations	6,733	7,331
Less current benefits payable	646	562

Employee related obligations — non-current	$6,087	6,769

Pensions and Other Benefit Plans (Tables)	12 Months Ended
Jan. 02, 2011
Pensions and Other Benefit Plans (Tables) [Abstract]
Components of net periodic benefit cost

	Retirement Plans			Other Benefit Plans
(Dollars in Millions)	2010	2009	2008	2010	2009	2008

Service cost	$550	511	545	$134	137	142
Interest cost	791	746	701	202	174	166
Expected return on plan assets	(1,005)	(934)	(876)	(1)	(1)	(2)
Amortization of prior service cost	10	13	10	(4)	(5)	(4)
Amortization of net transition asset	1	1	2	—	—	—
Recognized actuarial losses	236	155	62	48	55	64
Curtailments and settlements	1	(11)	7	—	(1)	—

Net periodic benefit cost	$584	481	451	$379	359	366

Amounts expected to be recognized in net periodic benefit cost

(Dollars in Millions)

Amortization of net transition obligation	$1
Amortization of net actuarial losses	402
Amortization of prior service cost	5

Rates used to develop the actuarial present value of projected benefit obligation

	Retirement Plans			Other Benefit Plans
(Dollars in Millions)	2010	2009	2008	2010	2009	2008

U.S. Benefit Plans
Discount rate	5.98%	6.50	6.50	5.98%	6.50	6.50
Expected long-term rate of return on plan assets	9.00	9.00	9.00	9.00	9.00	9.00
Rate of increase in compensation levels	4.25	4.50	4.50	4.25	4.50	4.50
International Benefit Plans
Discount rate	5.26%	5.75	6.00	6.32%	6.75	7.25
Expected long-term rate of return on plan assets	8.00	8.00	8.00	—	—	—
Rate of increase in compensation levels	4.00	4.00	4.00	4.75	4.75	4.50

Assumed health care cost trend rates

Health Care Plans	2010	2009

Health care cost trend rate assumed for next year	7.50%	8.00
Rate to which the cost trend rate is assumed to decline (ultimate trend)	5.00%	5.00
Year the rate reaches the ultimate trend rate	2018	2017

Effect of one-percentage-point change in assumed health care cost trend rates

	One-Percentage-	One-Percentage-
(Dollars in Millions)	Point Increase	Point Decrease

Health Care Plans
Total interest and service cost	$36	$(28)
Postretirement benefit obligation	377	(302)

Information related to benefit obligation and fair value of plan assets

	Retirement Plans		Other Benefit Plans
(Dollars in Millions)	2010	2009	2010	2009

Change in Benefit Obligation
Projected benefit obligation — beginning of year	$13,449	11,923	$3,590	2,765
Service cost	550	511	134	137
Interest cost	791	746	202	174
Plan participant contributions	42	50	—	—
Amendments	—	3	—	—
Actuarial losses	815	412	115	51
Divestitures & acquisitions	—	15	—	13
Curtailments & settlements & restructuring	(10)	(3)	—	748
Benefits paid from plan	(627)	(570)	(476)	(313)
Effect of exchange rates	(17)	362	7	15

Projected benefit obligation — end of year*	$14,993	13,449	$3,572	3,590

Change in Plan Assets
Plan assets at fair value — beginning of year	$10,923	7,677	$16	17
Actual return on plan assets	1,466	2,048	2	4
Company contributions	1,611	1,354	472	308
Plan participant contributions	42	50	—	—
Settlements	(7)	—	—	—
Benefits paid from plan assets	(627)	(570)	(476)	(313)
Effect of exchange rates	25	364	—	—

Plan assets at fair value — end of year	$13,433	10,923	$14	16

Funded status at — end of year*	$(1,560)	(2,526)	$(3,558)	(3,574)

Amounts Recognized in the Company’s Balance Sheet consist of the following:
Non-current assets	$615	266	$—	—
Current liabilities	(54)	(53)	(576)	(484)
Non-current liabilities	(2,121)	(2,739)	(2,982)	(3,090)

Total recognized in the consolidated balance sheet — end of year	$(1,560)	(2,526)	$(3,558)	(3,574)

Amounts Recognized in Accumulated Other Comprehensive Income consist of the following:
Net actuarial loss	$3,539	3,415	$1,017	924
Prior service cost (credit)	39	47	(21)	(23)
Unrecognized net transition obligation	4	5	—	—

Total before tax effects	$3,582	3,467	$996	901

Accumulated Benefit Obligations — end of year*	$13,134	11,687

Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income
Net periodic benefit cost	$584	481	$379	359

Net actuarial loss (gain)	354	(704)	134	48
Amortization of net actuarial loss	(242)	(134)	(46)	(131)
Prior service cost	—	3	—	—
Amortization of prior service (cost) credit	(10)	(13)	4	5
Effect of exchange rates	13	57	3	2

Total recognized in other comprehensive income, before tax	$115	(791)	$95	(76)

Total recognized in net periodic benefit cost and other comprehensive income	$699	(310)	$474	283

*	The Company does not fund certain plans, as funding is not required. $1.3 billion and $1.2 billion of the 2010 and 2009 projected benefit obligation and $1.3 billion and $1.2 billion of the underfunded status for each of the fiscal years 2010 and 2009, respectively, relates to the unfunded pension plans. $1.1 billion and $1.0 billion of the accumulated benefit obligation for the fiscal years 2010 and 2009, respectively, relate to these unfunded pension plans.

Accumulated benefit obligations in excess of plan assets

	Retirement Plans
(Dollars in Millions)	2010	2009

Accumulated benefit obligation	$(2,361)	(4,065)
Projected benefit obligation	(2,771)	(4,663)
Plan assets at fair value	817	2,564

Projected future benefit payments from the Company's retirement and other benefit plans

(Dollars in Millions)	2011	2012	2013	2014	2015	2016-2020

Projected future benefit payments
Retirement plans	$596	598	614	642	682	4,153

Other benefit plans — gross	$263	212	200	202	203	1,075
Medicare rebates	(10)	(12)	—	—	—	—

Other benefit plans — net	$253	200	200	202	203	1,075

Projected future minimum contributions to the Company's U.S. and international unfunded retirement plans

(Dollars in Millions)	2011	2012	2013	2014	2015	2016-2020

Projected future contributions
Unfunded U.S. retirement plans	$36	38	40	43	46	300

Unfunded international retirement plans	$18	17	19	19	23	128

Companys Retirement Plan Asset Allocation And Target Allocations Text Block

	Percent of		Target
	Plan Assets		Allocation
	2010	2009	2011

U.S. Retirement Plans
Equity securities	79%	76%	75%
Debt securities	21	24	25

Total plan assets	100%	100%	100%

International Retirement Plans

Equity securities	65%	65%	65%
Debt securities	35	34	35
Real estate and other	—	1	—

Total plan assets	100%	100%	100%

Trust investments measured at fair value

	Quoted Prices		Significant		Significant
	in Active		Other		Unobserv-
	Markets for		Observable		able
	Identical Assets		Inputs		Inputs
	(Level 1)		(Level 2)		(Level 3)		Total Assets
(Dollars in Millions)	2010	2009	2010	2009	2010	2009	2010	2009

Short-term investment funds	$80	91	371	358	—	—	451	449
Government and agency securities	69	—	1,484	1,165	—	—	1,553	1,165
Debt instruments	5	3	1,149	1,145	13	5	1,167	1,153
Equity securities	6,744	5,068	14	58	24	15	6,782	5,141
Commingled funds	1	—	3,173	2,673	35	26	3,209	2,699
Insurance contracts	—	—	—	—	29	32	29	32
Other assets	10	31	150	171	82	82	242	284

Trust investments at fair value	$6,909	5,193	6,341	5,570	183	160	13,433	10,923

Summary of changes in the fair value of the Plan's Level 3 assets

	Debt	Equity	Commingled	Insurance	Other	Total
(Dollars in Millions)	Instruments	Securities	Funds	Contracts	Assets	Level 3

Balance December 28, 2008	$7	15	15	29	85	151
Realized gains (losses)	—	—	—	3	—	3
Unrealized gains (losses)	2	(2)	(2)	—	(3)	(5)
Purchases, sales, issuances and settlements, net	(4)	2	13	—	—	11

Balance January 3, 2010	5	15	26	32	82	160
Realized gains (losses)	(1)	—	—	(3)	1	(3)
Unrealized gains (losses)	1	4	4	—	(3)	6
Purchases, sales, issuances and settlements, net	8	5	5	—	2	20

Balance January 2, 2011	$13	24	35	29	82	183

Capital and Treasury Stock (Tables)	12 Months Ended
Jan. 02, 2011
Capital and Treasury Stock (Tables) [Abstract]
Changes in treasury stock

(Amounts in Millions Except Treasury Stock	Treasury Stock
Number of Shares in Thousands)	Shares	Amount

Balance at December 30, 2007	279,620	$14,388
Employee compensation and stock option plans	(29,906)	(2,005)
Conversion of subordinated debentures	(19)	(1)
Repurchase of common stock	100,970	6,651

Balance at December 28, 2008	350,665	19,033
Employee compensation and stock option plans	(22,161)	(1,377)
Conversion of subordinated debentures	(96)	(6)
Repurchase of common stock	37,114	2,130

Balance at January 3, 2010	365,522	19,780
Employee compensation and stock option plans	(28,827)	(1,792)
Conversion of subordinated debentures	(39)	(2)
Repurchase of common stock	45,090	2,797

Balance at January 2, 2011	381,746	$20,783

Accumulated Other Comprehensive Income (Tables)	12 Months Ended
Jan. 02, 2011
Accumulated Other Comprehensive Income (Tables) [Abstract]
Components of Accumulated Other Comprehensive Income

					Total
				Gains/	Accumulated
	Foreign	Gains/		(Losses) on	Other
	Currency	(Losses) on	Employee	Derivatives	Comprehensive
(Dollars in Millions)	Translation	Securities	Benefit Plans	& Hedges	Income/(Loss)

December 30, 2007	$628	84	(1,360)	(45)	(693)
2008 changes
Unrealized gain (loss)	—	(32)	—	94
Net amount reclassed to net earnings	—	(27)	—	72

Net 2008 changes	(2,499)	(59)	(1,870)	166	(4,262)

December 28, 2008	$(1,871)	25	(3,230)	121	(4,955)
2009 changes
Unrealized gain (loss)	—	(52)	—	38
Net amount reclassed to net earnings	—	(3)	—	(14)

Net 2009 changes	1,363	(55)	565	24	1,897

January 3, 2010	$(508)	(30)	(2,665)	145	(3,058)
2010 changes
Unrealized gain (loss)	—	99	—	(333)
Net amount reclassed to net earnings	—	(45)	—	288
Net 2010 changes	(461)	54	(21)	(45)	(473)

January 2, 2011	$(969)	24	(2,686)	100	(3,531)

Earnings Per Share (Tables)	12 Months Ended
Jan. 02, 2011
Earnings Per Share (Tables) [Abstract]
Reconciliation of basic net earnings per share to diluted net earnings per share

(In millions Except Per Share Data)	2010	2009	2008

Basic net earnings per share	$4.85	4.45	4.62
Average shares outstanding — basic	2,751.4	2,759.5	2,802.5
Potential shares exercisable under stock option plans	156.1	118.0	179.0
Less: shares repurchased under treasury stock method	(122.3)	(92.0)	(149.6)
Convertible debt shares	3.6	3.6	3.7

Adjusted average shares outstanding — diluted	2,788.8	2,789.1	2,835.6
Diluted net earnings per share	$4.78	4.40	4.57

Rental Expense and Lease Commitments (Tables)	12 Months Ended
Jan. 02, 2011
Rental Expense and Lease Commitments (Tables) [Abstract]
Minimum rental payments under operating leases

					After
2011	2012	2013	2014	2015	2015	Total

$182	159	130	106	89	74	740

Common Stock, Stock Option Plans and Stock Compensation Agreements (Tables)	12 Months Ended
Jan. 02, 2011
Common Stock, Stock Option Plans and Stock Compensation Agreements (Tables) [Abstract]
Weighted average assumptions for options

	2010	2009	2008

Risk-free rate	2.78%	2.71%	2.97%
Expected volatility	17.4%	19.5%	15.0%
Expected life	6.0yrs	6.0yrs	6.0yrs
Dividend yield	3.30%	3.30%	2.90%

Summary of option activity

			Aggregate
			Intrinsic
		Weighted	Value
	Outstanding	Average	(Dollars in
(Shares in Thousands)	Shares	Exercise Price	Millions)

Shares at December 30, 2007	228,629	$56.83	$2,411

Options granted	22,428	61.80
Options exercised	(30,033)	50.27
Options canceled/forfeited	(5,525)	61.90

Shares at December 28, 2008	215,499	58.14	$597

Options granted	21,576	58.32
Options exercised	(18,225)	50.97
Options canceled/forfeited	(6,131)	61.85

Shares at January 3, 2010	212,719	58.66	$1,310

Options granted	13,996	62.62
Options exercised	(25,020)	51.84
Options canceled/forfeited	(8,005)	62.36

Shares at January 2, 2011	193,690	$59.68	$648

Stock options outstanding and exercisable

(Shares in Thousands)	Outstanding			Exercisable
			Average		Average
Exercise		Average	Exercise		Exercise
Price Range	Options	Life(1)	Price	Options	Price

$25.00- $40.08	50	0.9	$29.53	50	$29.53
$41.26- $49.86	532	0.5	47.43	532	47.43
$50.52- $52.80	20,155	2.1	52.20	20,115	52.20
$53.00- $53.93	24,114	3.0	53.93	24,114	53.93
$54.04- $57.30	24,332	1.1	57.28	24,332	57.28
$57.44- $58.34	39,343	6.5	58.33	20,175	58.33
$58.42- $65.10	33,020	7.8	62.11	1,147	61.21
$65.62- $68.37	52,144	4.8	65.97	50,810	65.98

	193,690	4.7	$59.68	141,275	$59.25

(1)	Average contractual life remaining in years.

Summary of Restricted Share Units

Outstanding
(Shares in Thousands)	Shares

Shares at December 30, 2007	13,661
Granted	10,105
Issued	(40)
Canceled/forfeited	(1,468)

Shares at December 28, 2008	22,258
Granted	11,172
Issued	(5,714)
Canceled/forfeited	(1,392)

Shares at January 3, 2010	26,324
Granted	12,003
Issued	(6,297)
Canceled/forfeited	(2,296)

Shares at January 2, 2011	29,734

Segments of Business and Geographic Areas (Tables)	12 Months Ended
Jan. 02, 2011
Segments of Business and Geographic Areas (Tables) [Abstract]
Sales by segment of business

	Sales to Customers(2)
(Dollars in Millions)	2010	2009	2008

Consumer —
United States	$5,519	6,837	6,937
International	9,071	8,966	9,117

Total	14,590	15,803	16,054

Pharmaceutical —
United States	12,519	13,041	14,831
International	9,877	9,479	9,736

Total	22,396	22,520	24,567

Medical Devices and Diagnostics —
United States	11,412	11,011	10,541
International	13,189	12,563	12,585

Total	24,601	23,574	23,126

Worldwide total	$61,587	61,897	63,747

(1)	See Note 1 for a description of the segments in which the Company operates.

(2)	Export sales are not significant. In 2010, 2009 and 2008, the Company did not have a customer that represented 10% of total revenues.

Operating profit by segment of business

	Operating Profit			Identifiable Assets
(Dollars in Millions)	2010(5)	2009(6)	2008(7)	2010	2009	2008

Consumer	$2,342	2,475	2,674	$23,753	24,671	23,765
Pharmaceutical	7,086	6,413	7,605	19,961	21,460	19,544
Medical Devices and Diagnostics	8,272	7,694	7,223	23,277	22,853	20,779

Total	17,700	16,582	17,502	66,991	68,984	64,088
Less: Expense not allocated to segments(3)	753	827	573
General corporate(4)				35,917	25,698	20,824

Worldwide total	$16,947	15,755	16,929	$102,908	94,682	84,912

	Additions to Property,			Depreciation and
	Plant & Equipment			Amortization
(Dollars in Millions)	2010	2009	2008	2010	2009	2008

Consumer	$526	439	499	$532	513	489
Pharmaceutical	508	535	920	912	922	986
Medical Devices and Diagnostics	1,113	1,114	1,251	1,270	1,124	1,146

Segments total	2,147	2,088	2,670	2,714	2,559	2,621
General corporate	237	277	396	225	215	211

Worldwide total	$2,384	2,365	3,066	$2,939	2,774	2,832

(1)	See Note 1 for a description of the segments in which the Company operates.

(3)	Amounts not allocated to segments include interest (income) expense, non-controlling interests and general corporate (income) expense.

(4)	General corporate includes cash and marketable securities.

(5)	Includes $966 million of net litigation gain, comprised of a $333 million expense in the Pharmaceutical segment and a gain of $1,299 million in the Medical Devices and Diagnostics segment. Includes $569 million of product liability expense, comprised of $114 million in the Pharmaceutical segment and $455 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $280 million expense for the cost associated with the DePuy ASRTM Hip recall program.

(6)	Includes $1,186 million of restructuring expense, comprised of $369 million, $496 million, and $321 million for the Consumer, Pharmaceutical, and Medical Devices and Diagnostics segments, respectively. Includes $386 million of fourth quarter net litigation gain, comprised of a $92 million expense in the Pharmaceutical segment and a gain of $478 million in the Medical Devices and Diagnostics segment.

(7)	Includes $7 million and $174 million of IPR&D for the Consumer and Medical Devices and Diagnostics segments, respectively. Includes $379 million of fourth quarter net litigation gain, comprised of a $50 million expense in the Consumer segment and a gain of $429 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes a $536 million gain on the divestiture of the Professional Wound Care business of Ethicon, Inc.

Sales and long-lived assets by geographic area

	Sales to Customers(2)			Long-Lived Assets(8)
(Dollars in Millions)	2010	2009	2008	2010	2009	2008

United States	$29,450	30,889	32,309	$23,315	22,399	21,674
Europe	15,510	15,934	16,782	16,791	17,347	14,375
Western Hemisphere excluding U.S.	5,550	5,156	5,173	3,653	3,540	3,328
Asia-Pacific, Africa	11,077	9,918	9,483	2,089	1,868	1,898

Segments total	61,587	61,897	63,747	45,848	45,154	41,275
General corporate				715	790	785
Other non long-lived assets				56,345	48,738	42,852

Worldwide total	$61,587	61,897	63,747	$102,908	94,682	84,912

(1)	See Note 1 for a description of the segments in which the Company operates.

(2)	Export sales are not significant. In 2010, 2009 and 2008, the Company did not have a customer that represented 10% of total revenues.

(8)	Long-lived assets include property, plant and equipment, net for 2010, 2009 and 2008 of $14,553, $14,759 and $14,365, respectively, and intangible assets and goodwill, net for 2010, 2009 and 2008 of $32,010, $31,185 and $27,695, respectively.

Selected Quarterly Financial Data (unaudited) (Tables)	12 Months Ended
Jan. 02, 2011
Selected Quarterly Financial Data (unaudited) (Tables) [Abstract]
Selected Quarterly Financial Data (unaudited)

	2010				2009
	First	Second	Third	Fourth	First	Second	Third	Fourth
(Dollars in Millions Except Per Share Data)	Quarter(1)	Quarter(2)	Quarter	Quarter(3)	Quarter	Quarter	Quarter	Quarter(4)

Segment sales to customers
Consumer	$3,766	3,647	3,567	3,610	3,711	3,854	3,989	4,249
Pharmaceutical	5,638	5,553	5,495	5,710	5,780	5,498	5,249	5,993
Med Devices & Diagnostics	6,227	6,130	5,920	6,324	5,535	5,887	5,843	6,309

Total sales	$15,631	15,330	14,982	15,644	15,026	15,239	15,081	16,551

Gross profit	11,103	10,700	10,388	10,604	10,775	10,789	10,647	11,239
Earnings before provision for taxes on income	6,280	4,220	4,219	2,228	4,643	4,263	4,245	2,604
Net earnings	4,526	3,449	3,417	1,942	3,507	3,208	3,345	2,206

Basic net earnings per share	$1.64	1.25	1.24	0.71	1.27	1.16	1.21	0.80

Diluted net earnings per share	$1.62	1.23	1.23	0.70	1.26	1.15	1.20	0.79

(1)	The first quarter of 2010 includes $910 million after-tax of income from net litigation.

(2)	The second quarter of 2010 includes $67 million after-tax of income from net litigation.

(3)	The fourth quarter of 2010 includes an after-tax charge of $279 million from net litigation settlements, an after-tax charge of $404 million for product liability expense and an after-tax charge of $239 million for the cost associated with the DePuy ASRtm Hip recall program.

(4)	The fourth quarter of 2009 includes an after-tax charge of $852 million for restructuring and $212 million after-tax of income from net litigation.

Restructuring (Tables)	12 Months Ended
Jan. 02, 2011
Restructuring (Tables) [Abstract]
Severance reserve and the associated spending

(Dollars in Millions)	Severance

2009 restructuring charge	$748
Cash outlays	(62)

Reserve balance, January 3, 2010	686
Cash outlays	(341)

Reserve balance, January 2, 2011*	$345

*	Cash outlays for severance are expected to be substantially paid out over the next 12 months in accordance with the Company’s plans and local laws.

Summary of Significant Accounting Policies (Details) (USD $)	3 Months Ended	12 Months Ended			36 Months Ended
	Jan. 02, 2011	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008	Jan. 02, 2011
Summary of Significant Accounting Policies (Textuals) [Abstarct]
Number of employees engaged in company activities worldwide		114,000
Number of business segments		3
Sales return reserve Minimum					1.00%
Sales return reserve Maximum					1.20%
Revenue from shipping and handling as a percentage of total sales		less than 0.5%
Impairment of goodwill and intangible assets	$ 0
Shipping and handling costs incurred		945,000,000	964,000,000	1,017,000,000
Advertising expenses		2,500,000,000	2,400,000,000	2,900,000,000
Cumulative amount of undistributed international earnings		$ 37,000,000,000	$ 32,200,000,000
Number of weeks in a fiscal year		52 or 53 weeks depending on a calendar year
Building and building equipment [Member]
Estimated useful lives of the assets
Estimated useful lives of the assets, Minimum		20
Estimated useful lives of the assets, Maximum		40
Land and leasehold improvements [Member]
Estimated useful lives of the assets
Estimated useful lives of the assets, Minimum		10
Estimated useful lives of the assets, Maximum		20
Machinery and equipment [Member]
Estimated useful lives of the assets
Estimated useful lives of the assets, Minimum		2
Estimated useful lives of the assets, Maximum		13
Software development [Member]
Estimated useful lives of the assets
Estimated useful lives of the assets, Minimum		3
Estimated useful lives of the assets, Maximum		8

Cash, Cash Equivalents and Current Marketable Securities (Details) (Amortized Cost [Member], USD $) In Millions	Jan. 02, 2011	Jan. 03, 2010
Current Investments
Cash	$ 2,293	$ 2,517
Government securities and obligations	22,349	13,370
Corporate debt securities	225	426
Money market funds	2,135	1,890
Time deposits	656	1,222
Total cash, cash equivalents and current marketable securities	$ 27,658	$ 19,425

Cash Cash Equivalents And Current Marketable Securities (Details) (Textual) (USD $) In Millions	12 Months Ended
	Jan. 03, 2010	Jan. 02, 2011
Cash, Cash Equivalents and Current Marketable Securities [Line Items]
Current marketable securities	$ 3,615	$ 8,303
Unrealized gain in Government securities and obligations	1
Government Securities and Obligations [Member]
Cash, Cash Equivalents and Current Marketable Securities [Line Items]
Current marketable securities	3,434	8,153
Corporate Debt Securities [Member]
Cash, Cash Equivalents and Current Marketable Securities [Line Items]
Current marketable securities	181	150
Estimated Fair Value [Member]
Cash, Cash Equivalents and Current Marketable Securities [Line Items]
Estimated fair value	$ 19,426	$ 27,658

Inventories (Details) (USD $) In Millions	Jan. 02, 2011	Jan. 03, 2010
Summary of Inventories
Raw materials and supplies	$ 1,073	$ 1,144
Goods in process	1,460	1,395
Finished goods	2,845	2,641
Total inventories	$ 5,378	$ 5,180

Property, Plant and Equipment (Details) (USD $)	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Property, plant and equipment at cost and accumulated depreciation
Land and land improvements	$ 738,000,000	$ 714,000,000
Buildings and building equipment	9,079,000,000	8,863,000,000
Machinery and equipment	18,032,000,000	17,153,000,000
Construction in progress	2,577,000,000	2,521,000,000
Total property, plant and equipment, gross	30,426,000,000	29,251,000,000
Less: accumulated depreciation	15,873,000,000	14,492,000,000
Total property, plant and equipment, net	14,553,000,000	14,759,000,000	14,365,000,000
Propert, Plant and Equipment (Textuals)
Interest expense capitalized	73,000,000	101,000,000	147,000,000
Depreciation expense including the amortization of capitalized interest	$ 2,200,000,000	$ 2,100,000,000	$ 2,000,000,000

Intangible Assets and Goodwill (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 02, 2011		Jan. 03, 2010		Dec. 28, 2008
Intangible assets with definite lives:
Patents and trademarks - gross	$ 6,660		$ 5,697
Less accumulated amortization	2,629		2,177
Patents and trademarks - net	4,031		3,520
Other intangibles - gross	7,674		7,808
Less accumulated amortization	2,880		2,680
Other intangibles - net	4,794		5,128
Total intangible assets with definite lives - gross	14,334		13,505
Less accumulated amortization	5,509		4,857
Total intangible assets with definite lives - net	8,825		8,648
Intangible assets with indefinite lives:
Trademarks	5,954		5,938
Purchased in-process research and development	1,937	[1]	1,737	[1]
Total intangible assets with indefinite lives	7,891		7,675
Total intangible assets - net	16,716		16,323
Goodwill
Goodwill, Beginning Balance	14,862		13,719
Acquisitions	397		672
Currency translation/other	35		471	[2]
Goodwill, Ending Balance	15,294		14,862		13,719
Intangible Assets and Goodwill (Textuals)
Weighted average amortization periods for patents and trademarks	17
Weighted average amortization periods for other Intangible assets	28
Amortization expense of amortizable intangible assets	748		675		788
Estimated amortization expense per year	730
Goodwill Consumer Segment [Member]
Goodwill
Goodwill, Beginning Balance	8,074		7,474
Currency translation/other	70		600	[2]
Goodwill, Ending Balance	8,144		8,074
Goodwill Pharmaceutical Segment [Member]
Goodwill
Goodwill, Beginning Balance	1,244		963
Acquisitions			271
Currency translation/other	(19)		10	[2]
Goodwill, Ending Balance	1,225		1,244
Goodwill By Medical Devices And Diagnostics Segment [Member]
Goodwill
Goodwill, Beginning Balance	5,544		5,282
Acquisitions	397		401
Currency translation/other	(16)		(139)	[2]
Goodwill, Ending Balance	$ 5,925		$ 5,544

[1]	Purchased in-process research and development will be accounted for as an indefinite-lived intangible asset until the underlying project is completed or abandoned.
[2]	Includes reclassification between segments.

Fair Value Measurements (Details) (USD $) In Millions	12 Months Ended
	Jan. 02, 2011		Jan. 03, 2010
Summary of designated derivatives
Gain/ (Loss) recognized in Accumulated OCI	$ (333)	[1]	$ 38	[1]
Gain/ (Loss) reclassified from Accumulated OCI into income	(288)	[1]	14	[1]
Gain/ (Loss) recognized in Other income/expense	(32)	[2]	(12)	[2]
Foreign exchange contracts [Member] | Included in Sales to customer [Member]
Summary of designated derivatives
Gain/ (Loss) recognized in Accumulated OCI	(66)	[1]	(63)	[1]
Gain/ (Loss) reclassified from Accumulated OCI into income	(52)	[1]	(47)	[1]
Foreign exchange contracts [Member] | Included in Cost of products sold [Member]
Summary of designated derivatives
Gain/ (Loss) recognized in Accumulated OCI	(296)	[1]	(173)	[1]
Gain/ (Loss) reclassified from Accumulated OCI into income	(300)	[1]	70	[1]
Foreign exchange contracts [Member] | Research Expense [Member]
Summary of designated derivatives
Gain/ (Loss) recognized in Accumulated OCI	51	[1]	5	[1]
Gain/ (Loss) reclassified from Accumulated OCI into income	57	[1]	13	[1]
Foreign exchange contracts [Member] | Other Interest Income Expense Net [Member]
Summary of designated derivatives
Gain/ (Loss) recognized in Accumulated OCI	18	[1]	28	[1]
Gain/ (Loss) reclassified from Accumulated OCI into income	1	[1]	(6)	[1]
Foreign exchange contracts [Member] | Included in Other (Income)/Expense Type Two, net [Member]
Summary of designated derivatives
Gain/ (Loss) recognized in Other income/expense	(2)	[2]	1	[2]
Foreign exchange contracts [Member] | Included in Other (Income)/Expense Type Three, net [Member]
Summary of designated derivatives
Gain/ (Loss) recognized in Other income/expense	(38)	[2]	(1)	[2]
Foreign exchange contracts [Member] | Included in Other (Income)/Expense Type Four, net [Member]
Summary of designated derivatives
Gain/ (Loss) recognized in Other income/expense	5	[2]
Foreign exchange contracts [Member] | Included in Other (Income)/Expense Type Six, net [Member]
Summary of designated derivatives
Gain/ (Loss) recognized in Other income/expense	3	[2]	(12)	[2]
Cross currency interest rate swaps [Member] | Interest (Income)/Expense, net [Member]
Summary of designated derivatives
Gain/ (Loss) recognized in Accumulated OCI	(40)	[1]	241	[1]
Gain/ (Loss) reclassified from Accumulated OCI into income	6	[1]	(16)	[1]
Gain/ (Loss) recognized in Other income/expense	$ 0	[2]

[1]	Effective portion
[2]	Ineffective portion

Fair Value Measurements (Details 1) (USD $) In Millions	Jan. 02, 2011		Jan. 03, 2010
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	$ 338		$ 562	[1]
Derivatives designated as hedging instruments : Liabilities	1,088		1,179	[1]
Derivatives not designated as hedging instruments : Other Investments	1,165		1,134
Foreign exchange contracts [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	321		436
Derivatives designated as hedging instruments : Liabilities	586		608
Derivatives not designated as hedging instruments : Assets	19		33
Derivatives not designated as hedging instruments : Liabilities	39		40
Foreign exchange contracts [Member] | Quoted prices in active markets for identical assets and liabilities Level 1 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	0
Derivatives designated as hedging instruments : Liabilities	0
Derivatives not designated as hedging instruments : Assets	0
Derivatives not designated as hedging instruments : Liabilities	0
Foreign exchange contracts [Member] | Significant other observable inputs Level 2 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	321
Derivatives designated as hedging instruments : Liabilities	586
Derivatives not designated as hedging instruments : Assets	19
Derivatives not designated as hedging instruments : Liabilities	39
Foreign exchange contracts [Member] | Significant unobservable inputs Level 3 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	0
Derivatives designated as hedging instruments : Liabilities	0
Derivatives not designated as hedging instruments : Assets	0
Derivatives not designated as hedging instruments : Liabilities	0
Cross currency interest rate swaps [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	17	[2]	126	[2]
Derivatives designated as hedging instruments : Liabilities	502	[3]	571	[3]
Cross currency interest rate swaps [Member] | Quoted prices in active markets for identical assets and liabilities Level 1 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	0
Derivatives designated as hedging instruments : Liabilities	0
Cross currency interest rate swaps [Member] | Significant other observable inputs Level 2 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	17	[2]
Derivatives designated as hedging instruments : Liabilities	502	[3]
Cross currency interest rate swaps [Member] | Significant unobservable inputs Level 3 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	0
Derivatives designated as hedging instruments : Liabilities	0
Quoted prices in active markets for identical assets and liabilities Level 1 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	0
Derivatives designated as hedging instruments : Liabilities	0
Derivatives not designated as hedging instruments : Other Investments	1,165
Significant other observable inputs Level 2 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	338
Derivatives designated as hedging instruments : Liabilities	1,088
Derivatives not designated as hedging instruments : Other Investments	0
Significant unobservable inputs Level 3 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	0
Derivatives designated as hedging instruments : Liabilities	0
Derivatives not designated as hedging instruments : Other Investments	$ 0

[1]	2009 assets and liabilities are all classified as Level 2 with the exception of other investments of $1,134 million which are classified as Level 1.
[2]	Includes $14 million and $119 million of non-current assets for the fiscal years ending January 2, 2011 and January 3, 2010, respectively.
[3]	Includes $502 million and $517 million of non-current liabilities for the fiscal years ending January 2, 2011 and January 3, 2010, respectively

Fair Value Measurements (Details Textuals) (USD $)	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010
Fair Value Measurements (Textuals)
Deferred net gains on derivatives included in accumulated other comprehensive income	$ 100,000,000
Reclassification of foreign exchange contracts into earnings, period	Next 12 months
Maximum length of time for hedging transaction exposure	18 Months
Other (income)/expense, net, relating to foreign exchange contracts, non hedging	(31,000,000)	21,000,000
Foreign exchange contracts [Member]
Fair Value Measurements (Textuals)
Notional Amounts outstanding for forward foreign exchange contracts	21,000,000,000
Cross currency interest rate swaps [Member]
Fair Value Measurements (Textuals)
Notional Amounts outstanding for cross currency interest rate swaps	3,000,000,000
Cross currency interest rate swaps includes non-current assets	14,000,000	119,000,000
Cross currency interest rate swaps includes non-current liabilities	$ 502,000,000	$ 517,000,000

Borrowings (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 02, 2011		Jan. 03, 2010
Components of long-term debt
Long Term Debt	$ 9,169	[1]	$ 8,257	[1]
Less current portion	13		34
Long-term debt,Noncurrent	9,156		8,223
Effective rate percentage during the period	5.25%	[2]	5.42%	[2]
Debentures Due 2012 [Member]
Components of long-term debt
Long Term Debt	599		599
Effective rate percentage	5.18%		5.18%
Debentures Due 2013 [Member]
Components of long-term debt
Long Term Debt	500		500
Effective rate percentage	3.82%		3.82%
Debentures Due 2017 [Member]
Components of long-term debt
Long Term Debt	1,000		1,000
Effective rate percentage	5.55%		5.55%
Debentures Due 2018 [Member]
Components of long-term debt
Long Term Debt	898		898
Effective rate percentage	5.15%		5.15%
Notes Due 2019 [Member]
Components of long-term debt
Long Term Debt	1,319	[3]	1,429	[4]
Effective rate percentage	5.35%		5.35%
Debentures Due In 2020 [Member]
Components of long-term debt
Long Term Debt	194		188
Effective rate percentage	3.00%		3.00%
2.95% Debentures due 2020 [Member]
Components of long-term debt
Long Term Debt	541		0
Effective rate percentage	3.15%		0.00%
Debentures Due 2023 [Member]
Components of long-term debt
Long Term Debt	250		250
Effective rate percentage	6.73%		6.73%
Notes Due 2024 [Member]
Components of long-term debt
Long Term Debt	764	[3]	803	[4]
Effective rate percentage	5.71%		5.71%
Notes Due 2029 [Member]
Components of long-term debt
Long Term Debt	294		294
Effective rate percentage	7.14%		7.14%
Debentures Due 2033 [Member]
Components of long-term debt
Long Term Debt	500		500
Effective rate percentage	4.95%		4.95%
Notes Due 2037 [Member]
Components of long-term debt
Long Term Debt	995		995
Effective rate percentage	5.99%		5.99%
Debentures Due 2038 [Member]
Components of long-term debt
Long Term Debt	700		700
Effective rate percentage	5.86%		5.86%
Debentures Due 2040 [Member]
Components of long-term debt
Long Term Debt	539		0
Effective rate percentage	4.63%		0.00%
Other Including Industrial Revenue Bonds [Member]
Components of long-term debt
Long Term Debt	$ 76		$ 101

[1]	The excess of the fair value over the carrying value of debt was $1.0 billion in 2010 and $0.8 billion in 2009.
[2]	Weighted average effective rate.
[3]	Translation rate at January 2, 2011.
[4]	Translation rate at January 3, 2010.

Borrowings (Details 1) (USD $) In Millions	Jan. 02, 2011
Aggregate maturities of long-term obligations
2011	$ 13
2012	644
2013	509
2014	9
2015	0
After 2015	$ 7,994

Borrowings (Details Textuals) (USD $) In Billions, unless otherwise specified	12 Months Ended
	Jan. 02, 2011		Jan. 03, 2010
Borrowings (Textuals) [Abstract]
Excess of fair value over the carrying value of debt	$ 1		$ 0.8
Initiation date of Credit Facility	September 22, 2010
Amount Borrowed under credit facility	10
Expiration date of credit facility	September 22, 2011
Short term borrowings and current portion of long term debt	7.6
Borrowed under current the commercial paper program	$ 7.4
Euro [Member]
Borrowings (Textuals) [Abstract]
Foreign currency translation rate	1.3268	[1]	1.4382	[2]
Pound [Member]
Borrowings (Textuals) [Abstract]
Foreign currency translation rate	1.5403	[1]	1.6189	[2]
Debentures Due 2012 [Member]
Borrowings (Textuals) [Abstract]
Debt Instrument Interest Rate Stated Percentage	5.15%
Debentures Due 2013 [Member]
Borrowings (Textuals) [Abstract]
Debt Instrument Interest Rate Stated Percentage	3.80%
Debentures Due 2017 [Member]
Borrowings (Textuals) [Abstract]
Debt Instrument Interest Rate Stated Percentage	5.55%
Debentures Due 2018 [Member]
Borrowings (Textuals) [Abstract]
Debt Instrument Interest Rate Stated Percentage	5.15%
Notes Due 2019 [Member]
Borrowings (Textuals) [Abstract]
Debt Instrument Interest Rate Stated Percentage	4.75%
Debentures Due In 2020 [Member]
Borrowings (Textuals) [Abstract]
Debt Instrument Interest Rate Stated Percentage	3.00%
2.95% Debentures due 2020 [Member]
Borrowings (Textuals) [Abstract]
Debt Instrument Interest Rate Stated Percentage	2.95%
Debentures Due 2023 [Member]
Borrowings (Textuals) [Abstract]
Debt Instrument Interest Rate Stated Percentage	6.73%
Notes Due 2024 [Member]
Borrowings (Textuals) [Abstract]
Debt Instrument Interest Rate Stated Percentage	5.50%
Notes Due 2029 [Member]
Borrowings (Textuals) [Abstract]
Debt Instrument Interest Rate Stated Percentage	6.95%
Debentures Due 2033 [Member]
Borrowings (Textuals) [Abstract]
Debt Instrument Interest Rate Stated Percentage	4.95%
Notes Due 2037 [Member]
Borrowings (Textuals) [Abstract]
Debt Instrument Interest Rate Stated Percentage	5.95%
Debentures Due 2038 [Member]
Borrowings (Textuals) [Abstract]
Debt Instrument Interest Rate Stated Percentage	5.86%
Debentures Due 2040 [Member]
Borrowings (Textuals) [Abstract]
Debt Instrument Interest Rate Stated Percentage	4.50%

[1]	Translation rate at January 2, 2011.
[2]	Translation rate at January 3, 2010.

Income Taxes (Details) (USD $) In Millions	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Currently payable:
U.S. taxes	$ 2,063	$ 2,410	$ 2,334
International taxes	1,194	1,515	1,624
Total Current Income taxes payable	3,257	3,925	3,958
Deferred:
U.S. taxes	(4)	187	126
International taxes	360	(623)	(104)
Net Deferred taxes	356	(436)	22
Net Income taxes payable	$ 3,613	$ 3,489	$ 3,980

Income Taxes (Details 1) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Jan. 02, 2011	Oct. 03, 2010	Jul. 04, 2010	Apr. 04, 2010	Jan. 03, 2010	Sep. 27, 2009	Jun. 28, 2009	Mar. 29, 2009	Jan. 02, 2011		Jan. 03, 2010		Dec. 28, 2008
Comparison of income tax expense at the Statutory rate and Company's tax rate
U.S.									$ 6,392		$ 7,141		$ 6,579
International									10,555		8,614		10,350
Earnings before provision for taxes on income:	$ 2,228	$ 4,219	$ 4,220	$ 6,280	$ 2,604	$ 4,245	$ 4,263	$ 4,643	$ 16,947	[1]	$ 15,755	[2]	$ 16,929	[3]
Tax rates:
U.S. statutory rate									35.00%		35.00%		35.00%
Ireland and Puerto Rico operations									(5.10%)		(5.10%)		(6.80%)
Research and orphan drug tax credits									(0.60%)		(0.60%)		(0.60%)
U.S. state and local									1.00%		1.80%		1.60%
International subsidiaries excluding Ireland									(7.50%)		(6.70%)		(5.60%)
U.S. manufacturing deduction									(0.50%)		(0.40%)		(0.40%)
In-process research and development (IPR&D)									0.00%		0.00%		0.40%
U.S. Tax international income									(0.60%)		(1.60%)		(0.50%)
All other									(0.40%)		(0.30%)		0.40%
Effective tax rate									21.30%		22.10%		23.50%

[1]	Includes $966 million of net litigation gain, comprised of a $333 million expense in the Pharmaceutical segment and a gain of $1,299 million in the Medical Devices and Diagnostics segment. Includes $569 million of product liability expense, comprised of $114 million in the Pharmaceutical segment and $455 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $280 million expense for the cost associated with the DePuy ASRTM Hip recall program.
[2]	Includes $1,186 million of restructuring expense, comprised of $369 million, $496 million, and $321 million for the Consumer, Pharmaceutical, and Medical Devices and Diagnostics segments, respectively. Includes $386 million of fourth quarter net litigation gain, comprised of a $92 million expense in the Pharmaceutical segment and a gain of $478 million in the Medical Devices and Diagnostics segment.
[3]	Includes $7 million and $174 million of IPR&D for the Consumer and Medical Devices and Diagnostics segments, respectively. Includes $379 million of fourth quarter net litigation gain, comprised of a $50 million expense in the Consumer segment and a gain of $429 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $536 million gain on the divestiture of the Professional Wound Care business of Ethicon, Inc.

Income Taxes (Details 2) (USD $) In Millions	Jan. 02, 2011	Jan. 03, 2010
Temporary differences and carry forwards for different Year
Deferred Tax Assets, Employee related obligations	$ 2,211	$ 2,153
Deferred Tax Assets, Stock based compensation	1,225	1,291
Deferred Tax Assets, International R&D capitalized for tax	1,857	1,989
Deferred Tax Assets, Reserves & liabilities	948	1,014
Deferred Tax Assets, Income reported for tax purposes	691	648
Deferred Tax Assets, Net operating loss carryforward international	738	615
Deferred Tax Assets, Miscellaneous international	1,326	1,474
Deferred Tax Assets, Miscellaneous U.S.	470	799
Deferred Tax Assets, Total deferred income taxes	9,466	9,983
Deferred Tax Liabilities, Depreciation	(769)	(661)
Deferred Tax Liabilities, Non-deductible intangibles	(2,725)	(2,377)
Deferred Tax Liabilities, Miscellaneous international	(106)	(110)
Deferred Tax Liabilities, Total deferred income taxes	$ (3,600)	$ (3,148)

Income Taxes (Details 3) (USD $) In Millions	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Summary of unrecognized tax benefits
Beginning of year	$ 2,403	$ 1,978	$ 1,653
Increases related to current year tax positions	465	555	545
Increases related to prior period tax positions	68	203	87
Decreases related to prior period tax positions	(431)	(163)	(142)
Settlements	(186)	(87)	(137)
Lapse of statute of limitations	(12)	(83)	(28)
End of year	$ 2,307	$ 2,403	$ 1,978

Income Taxes (Details Textuals) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008	Dec. 30, 2007
Income Tax (Textuals) [Abstract]
U.S. statutory rate	35.00%	35.00%	35.00%
Unrecognized tax benefits	$ 2,307	$ 2,403	$ 1,978	$ 1,653
Interest Income/Expense after tax	34	(36)	(69)
Accrued interest	$ 264	$ 309

Employee Related Obligations (Details) (USD $) In Millions	Jan. 02, 2011	Jan. 03, 2010
Employee related obligations
Pension benefits	$ 2,175	$ 2,792
Postretirement benefits	2,359	2,245
Postemployment benefits	1,379	1,504
Deferred compensation	820	790
Total employee obligations	6,733	7,331
Less current benefits payable	646	562
Employee related obligations - non-current	6,087	6,769
Employee related obligations (Textuals) [Abstract]
Prepaid employee related obligation	$ 615	$ 266

Pensions and Other Benefit Plans (Details) (USD $) In Millions	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Retirement Plans [Member]
Components of net periodic benefit cost
Service cost	$ 550	$ 511	$ 545
Interest cost	791	746	701
Expected return on plan assets	(1,005)	(934)	(876)
Amortization of prior service cost	10	13	10
Amortization of net transition asset	1	1	2
Recognized actuarial losses	236	155	62
Curtailments and settlements	1	(11)	7
Net periodic benefit cost	584	481	451
Other Benefit Plans [Member]
Components of net periodic benefit cost
Service cost	134	137	142
Interest cost	202	174	166
Expected return on plan assets	(1)	(1)	(2)
Amortization of prior service cost	(4)	(5)	(4)
Recognized actuarial losses	48	55	64
Curtailments and settlements		(1)	0
Net periodic benefit cost	$ 379	$ 359	$ 366

Pensions and Other Benefit Plans (Details 1) (USD $) In Millions	12 Months Ended
Jan. 02, 2011
Amounts expected to be recognized in net periodic benefit cost in the coming year
Amortization of net transition obligation	$ 1
Amortization of net actuarial losses	402
Amortization of prior service cost	$ 5

Pensions and Other Benefit Plans (Details 2)	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
U.S. retirement plans [Member]
Rates used to develop the actuarial present value of projected benefit obligation
Discount rate	5.98%	6.50%	6.50%
Expected long-term rate of return on plan assets	9.00%	9.00%	9.00%
Rate of increase in compensation levels	4.25%	4.50%	4.50%
International postretirement benefit plans [Member]
Rates used to develop the actuarial present value of projected benefit obligation
Discount rate	6.32%	6.75%	7.25%
Rate of increase in compensation levels	4.75%	4.75%	4.50%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]
Rates used to develop the actuarial present value of projected benefit obligation
Discount rate	5.98%	6.50%	6.50%
Expected long-term rate of return on plan assets	9.00%	9.00%	9.00%
Rate of increase in compensation levels	4.25%	4.50%	4.50%
International retirement plans, Defined Benefit [Member]
Rates used to develop the actuarial present value of projected benefit obligation
Discount rate	5.26%	5.75%	6.00%
Expected long-term rate of return on plan assets	8.00%	8.00%	8.00%
Rate of increase in compensation levels	4.00%	4.00%	4.00%

Pensions and Other Benefit Plans (Details 3)	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010
Assumed health care cost trend rates
Health care cost trend rate assumed for next year	7.50%	8.00%
Rate to which the cost trend rate is assumed to decline (ultimate trend)	5.00%	5.00%
Year the rate reaches the ultimate trend rate	2018	2017

Pensions and Other Benefit Plans (Details 4) (USD $) In Millions	12 Months Ended
Jan. 02, 2011
Effect of one-percentage-point change in assumed health care cost trend rates
Effect of One Percentage Point Increase on Total interest and service cost	$ 36
Effect of One Percentage Point Decrease on Total interest and service cost	(28)
Effect of One Percentage Point Increase on Postretirement benefit obligation	377
Effect of One Percentage Point Decrease on Postretirement benefit obligation	$ (302)

Pensions and Other Benefit Plans (Details 5) (USD $) In Millions	12 Months Ended
	Jan. 02, 2011		Jan. 03, 2010		Dec. 28, 2008
Retirement Plans [Member]
Change in Benefit Obligation
Projected benefit obligation - beginning of year	$ 13,449	[1]	$ 11,923
Service cost	550		511		545
Interest cost	791		746		701
Plan participant contributions	42		50
Amendments			3
Actuarial losses (gains)	815		412
Divestitures & acquisitions			15
Curtailments & settlements & restructuring	(10)		(3)
Benefits paid from plan	(627)		(570)
Effect of exchange rates	(17)		362
Projected benefit obligation - Ending of year	14,993	[1]	13,449	[1]	11,923
Other Benefit Plans [Member]
Change in Benefit Obligation
Projected benefit obligation - beginning of year	3,590	[1]	2,765
Service cost	134		137		142
Interest cost	202		174		166
Actuarial losses (gains)	115		51
Divestitures & acquisitions			13
Curtailments & settlements & restructuring			748
Benefits paid from plan	(476)		(313)
Effect of exchange rates	7		15
Projected benefit obligation - Ending of year	$ 3,572	[1]	$ 3,590	[1]	$ 2,765

[1]	The Company does not fund certain plans, as funding is not required. $1.3 billion and $1.2 billion of the 2010 and 2009 projected benefit obligation and $1.3 billion and $1.2 billion of the underfunded status for each of the fiscal years 2010 and 2009, respectively, relates to the unfunded pension plans. $1.1 billion and $1.0 billion of the accumulated benefit obligation for the fiscal years 2010 and 2009, respectively, relate to these unfunded pension plans.

Pensions and Other Benefit Plans (Details 6) (USD $) In Millions	Jan. 02, 2011	Jan. 03, 2010	Jan. 02, 2011 Retirement Plans [Member]		Jan. 03, 2010 Retirement Plans [Member]		Jan. 02, 2011 Other Benefit Plans [Member]		Jan. 03, 2010 Other Benefit Plans [Member]
Change in Plan Assets
Plan assets at fair value - beginning of year	$ 13,433	$ 10,923	$ 10,923		$ 7,677		$ 16		$ 17
Actual return (loss) on plan assets			1,466		2,048		2		4
Company contributions			1,611		1,354		472		308
Plan participant contributions			42		50
Settlements			(7)
Benefits paid from plan assets			(627)		(570)		(476)		(313)
Effect of exchange rates			25		364
Plan assets at fair value - end of year	13,433	10,923	13,433		10,923		14		16
Defined Benefit Plan, Funded Status
Funded status at - end of year			$ (1,560)	[1]	$ (2,526)	[1]	$ (3,558)	[1]	$ (3,574)	[1]

[1]	The Company does not fund certain plans, as funding is not required. $1.3 billion and $1.2 billion of the 2010 and 2009 projected benefit obligation and $1.3 billion and $1.2 billion of the underfunded status for each of the fiscal years 2010 and 2009, respectively, relates to the unfunded pension plans. $1.1 billion and $1.0 billion of the accumulated benefit obligation for the fiscal years 2010 and 2009, respectively, relate to these unfunded pension plans.

Pensions and Other Benefit Plans (Details 7) (USD $) In Millions	Jan. 02, 2011	Jan. 03, 2010
Amounts Recognized in the Company's Balance Sheet consist of the following:
Current liabilities	$ (646)	$ (562)
Non-current liabilities	6,087	6,769
Retirement Plans [Member]
Amounts Recognized in the Company's Balance Sheet consist of the following:
Non-current assets	615	266
Current liabilities	(54)	(53)
Non-current liabilities	(2,121)	(2,739)
Total recognized in the consolidated balance sheet - end of year	(1,560)	(2,526)
Other Benefit Plans [Member]
Amounts Recognized in the Company's Balance Sheet consist of the following:
Non-current assets	0	0
Current liabilities	(576)	(484)
Non-current liabilities	(2,982)	(3,090)
Total recognized in the consolidated balance sheet - end of year	$ (3,558)	$ (3,574)

Pensions and Other Benefit Plans (Details 8) (USD $) In Millions	Jan. 02, 2011		Jan. 03, 2010
Retirement Plans [Member]
Amounts Recognized in Accumulated Other Comprehensive Income consist of the following:
Net actuarial loss	$ 3,539		$ 3,415
Prior service cost (credit)	39		47
Unrecognized net transition obligation	4		5
Total before tax effects	3,582		3,467
Accumulated Benefit Obligations - end of year	13,134	[1]	11,687	[1]
Other Benefit Plans [Member]
Amounts Recognized in Accumulated Other Comprehensive Income consist of the following:
Net actuarial loss	1,017		924
Prior service cost (credit)	(21)		(23)
Unrecognized net transition obligation	0
Total before tax effects	$ 996		$ 901

[1]	The Company does not fund certain plans, as funding is not required. $1.3 billion and $1.2 billion of the 2010 and 2009 projected benefit obligation and $1.3 billion and $1.2 billion of the underfunded status for each of the fiscal years 2010 and 2009, respectively, relates to the unfunded pension plans. $1.1 billion and $1.0 billion of the accumulated benefit obligation for the fiscal years 2010 and 2009, respectively, relate to these unfunded pension plans.

Pensions and Other Benefit Plans (Details 9) (USD $) In Millions	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Retirement Plans [Member]
Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income
Net periodic benefit cost	$ 584	$ 481	$ 451
Net actuarial (gain) loss	354	(704)
Amortization of net actuarial losses	(242)	(134)
Prior service cost		3
Amortization of prior service cost	(10)	(13)
Effect of exchange rates	13	57
Total recognized in other comprehensive income, before tax	115	(791)
Total recognized in net periodic benefit cost and other comprehensive income	699	(310)
Other Benefit Plans [Member]
Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income
Net periodic benefit cost	379	359	366
Net actuarial (gain) loss	134	48
Amortization of net actuarial losses	(46)	(131)
Amortization of prior service cost	4	5
Effect of exchange rates	3	2
Total recognized in other comprehensive income, before tax	95	(76)
Total recognized in net periodic benefit cost and other comprehensive income	$ 474	$ 283

Pensions and Other Benefit Plans (Details 10) (USD $) In Millions	Jan. 02, 2011	Jan. 03, 2010
Accumulated benefit obligations in excess of plan assets
Accumulated benefit obligation	$ (2,361)	$ (4,065)
Projected benefit obligation	(2,711)	(4,663)
Plan assets at fair value	$ 817	$ 2,564

Pensions and Other Benefit Plans (Details 11) (USD $) In Millions	Jan. 02, 2011
Retirement Plans [Member]
Projected future benefit payments from the Company's retirement and other benefit plans
Projected future benefit payments, 2011	$ 596
Projected future benefit payments, 2012	598
Projected future benefit payments, 2013	614
Projected future benefit payments, 2014	642
Projected future benefit payments, 2015	682
Projected future benefit payments, 2016-2020	4,153
Other benefit plans - gross [Member]
Projected future benefit payments from the Company's retirement and other benefit plans
Projected future benefit payments, 2011	263
Projected future benefit payments, 2012	212
Projected future benefit payments, 2013	200
Projected future benefit payments, 2014	202
Projected future benefit payments, 2015	203
Projected future benefit payments, 2016-2020	1,075
Medicare rebates [Member]
Projected future benefit payments from the Company's retirement and other benefit plans
Projected future benefit payments, 2011	(10)
Projected future benefit payments, 2012	(12)
Projected future benefit payments, 2013	0
Projected future benefit payments, 2014	0
Projected future benefit payments, 2015	0
Projected future benefit payments, 2016-2020	0
Other benefit plans - net [Member]
Projected future benefit payments from the Company's retirement and other benefit plans
Projected future benefit payments, 2011	253
Projected future benefit payments, 2012	200
Projected future benefit payments, 2013	200
Projected future benefit payments, 2014	202
Projected future benefit payments, 2015	203
Projected future benefit payments, 2016-2020	$ 1,075

Pensions and Other Benefit Plans (Details 12) (USD $) In Millions	Jan. 02, 2011
U.S. retirement plans [Member]
Projected future minimum contributions to the Company's U.S. and international unfunded retirement plans
Projected future contributions, 2011	$ 36
Projected future contributions, 2012	38
Projected future contributions, 2013	40
Projected future contributions, 2014	43
Projected future contributions, 2015	46
Projected future contributions, 2016-2020	300
International postretirement benefit plans [Member]
Projected future minimum contributions to the Company's U.S. and international unfunded retirement plans
Projected future contributions, 2011	18
Projected future contributions, 2012	17
Projected future contributions, 2013	19
Projected future contributions, 2014	19
Projected future contributions, 2015	23
Projected future contributions, 2016-2020	$ 128

Pensions and Other Benefit Plans (Details 13)	12 Months Ended			12 Months Ended
	Jan. 02, 2011	Jan. 02, 2011 United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]	Jan. 03, 2010 United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]	Jan. 02, 2011 International retirement plans, Defined Benefit [Member]	Jan. 03, 2010 International retirement plans, Defined Benefit [Member]
The Company's retirement plan asset allocation and target allocations
Percent of Asset allocation, Equity securities		79.00%	76.00%	65.00%	65.00%
Target Allocation towards Equity securities	75.00%	75.00%		65.00%
Percent of Asset allocation, Debt securities		21.00%	24.00%	35.00%	34.00%
Target Allocation towards Debt securities	25.00%	25.00%		35.00%
Percent of Plan Assets, Real estate and other				0	0.01
Target Allocation towards Real estate and other				0.00%
Total plan assets		100.00%	100.00%	100.00%	100.00%
Target Allocation towards Total plan assets		100.00%		100.00%

Pensions and Other Benefit Plans (Details 14) (USD $) In Millions	Jan. 02, 2011	Jan. 03, 2010	Jan. 02, 2011 Quoted prices in active markets for identical assets and liabilities Level 1 [Member]	Jan. 03, 2010 Quoted prices in active markets for identical assets and liabilities Level 1 [Member]	Jan. 02, 2011 Quoted prices in active markets for identical assets and liabilities Level 1 [Member] Short-term investment funds [Member]	Jan. 03, 2010 Quoted prices in active markets for identical assets and liabilities Level 1 [Member] Short-term investment funds [Member]	Jan. 02, 2011 Quoted prices in active markets for identical assets and liabilities Level 1 [Member] Government and agency securities [Member]	Jan. 03, 2010 Quoted prices in active markets for identical assets and liabilities Level 1 [Member] Government and agency securities [Member]	Jan. 02, 2011 Quoted prices in active markets for identical assets and liabilities Level 1 [Member] Debt Instruments [Member]	Jan. 03, 2010 Quoted prices in active markets for identical assets and liabilities Level 1 [Member] Debt Instruments [Member]	Jan. 02, 2011 Quoted prices in active markets for identical assets and liabilities Level 1 [Member] Equity Securities [Member]	Jan. 03, 2010 Quoted prices in active markets for identical assets and liabilities Level 1 [Member] Equity Securities [Member]	Jan. 02, 2011 Quoted prices in active markets for identical assets and liabilities Level 1 [Member] Commingled Funds [Member]	Jan. 03, 2010 Quoted prices in active markets for identical assets and liabilities Level 1 [Member] Commingled Funds [Member]	Jan. 02, 2011 Quoted prices in active markets for identical assets and liabilities Level 1 [Member] Insurance Contracts [Member]	Jan. 03, 2010 Quoted prices in active markets for identical assets and liabilities Level 1 [Member] Insurance Contracts [Member]	Jan. 02, 2011 Quoted prices in active markets for identical assets and liabilities Level 1 [Member] Other Assets [Member]	Jan. 03, 2010 Quoted prices in active markets for identical assets and liabilities Level 1 [Member] Other Assets [Member]	Jan. 02, 2011 Significant other observable inputs Level 2 [Member]	Jan. 03, 2010 Significant other observable inputs Level 2 [Member]	Jan. 02, 2011 Significant other observable inputs Level 2 [Member] Short-term investment funds [Member]	Jan. 03, 2010 Significant other observable inputs Level 2 [Member] Short-term investment funds [Member]	Jan. 02, 2011 Significant other observable inputs Level 2 [Member] Government and agency securities [Member]	Jan. 03, 2010 Significant other observable inputs Level 2 [Member] Government and agency securities [Member]	Jan. 02, 2011 Significant other observable inputs Level 2 [Member] Debt Instruments [Member]	Jan. 03, 2010 Significant other observable inputs Level 2 [Member] Debt Instruments [Member]	Jan. 02, 2011 Significant other observable inputs Level 2 [Member] Equity Securities [Member]	Jan. 03, 2010 Significant other observable inputs Level 2 [Member] Equity Securities [Member]	Jan. 02, 2011 Significant other observable inputs Level 2 [Member] Commingled Funds [Member]	Jan. 03, 2010 Significant other observable inputs Level 2 [Member] Commingled Funds [Member]	Jan. 02, 2011 Significant other observable inputs Level 2 [Member] Insurance Contracts [Member]	Jan. 03, 2010 Significant other observable inputs Level 2 [Member] Insurance Contracts [Member]	Jan. 02, 2011 Significant other observable inputs Level 2 [Member] Other Assets [Member]	Jan. 03, 2010 Significant other observable inputs Level 2 [Member] Other Assets [Member]	Jan. 02, 2011 Significant unobservable inputs Level 3 [Member]	Jan. 03, 2010 Significant unobservable inputs Level 3 [Member]	Dec. 28, 2008 Significant unobservable inputs Level 3 [Member]	Jan. 02, 2011 Significant unobservable inputs Level 3 [Member] Short-term investment funds [Member]	Jan. 03, 2010 Significant unobservable inputs Level 3 [Member] Short-term investment funds [Member]	Jan. 02, 2011 Significant unobservable inputs Level 3 [Member] Government and agency securities [Member]	Jan. 03, 2010 Significant unobservable inputs Level 3 [Member] Government and agency securities [Member]	Jan. 02, 2011 Significant unobservable inputs Level 3 [Member] Debt Instruments [Member]	Jan. 03, 2010 Significant unobservable inputs Level 3 [Member] Debt Instruments [Member]	Dec. 28, 2008 Significant unobservable inputs Level 3 [Member] Debt Instruments [Member]	Jan. 02, 2011 Significant unobservable inputs Level 3 [Member] Equity Securities [Member]	Jan. 03, 2010 Significant unobservable inputs Level 3 [Member] Equity Securities [Member]	Dec. 28, 2008 Significant unobservable inputs Level 3 [Member] Equity Securities [Member]	Jan. 02, 2011 Significant unobservable inputs Level 3 [Member] Commingled Funds [Member]	Jan. 03, 2010 Significant unobservable inputs Level 3 [Member] Commingled Funds [Member]	Dec. 28, 2008 Significant unobservable inputs Level 3 [Member] Commingled Funds [Member]	Jan. 02, 2011 Significant unobservable inputs Level 3 [Member] Insurance Contracts [Member]	Jan. 03, 2010 Significant unobservable inputs Level 3 [Member] Insurance Contracts [Member]	Dec. 28, 2008 Significant unobservable inputs Level 3 [Member] Insurance Contracts [Member]	Jan. 02, 2011 Significant unobservable inputs Level 3 [Member] Other Assets [Member]	Jan. 03, 2010 Significant unobservable inputs Level 3 [Member] Other Assets [Member]	Dec. 28, 2008 Significant unobservable inputs Level 3 [Member] Other Assets [Member]	Jan. 02, 2011 Short-term investment funds [Member]	Jan. 03, 2010 Short-term investment funds [Member]	Jan. 02, 2011 Government and agency securities [Member]	Jan. 03, 2010 Government and agency securities [Member]	Jan. 02, 2011 Debt Instruments [Member]	Jan. 03, 2010 Debt Instruments [Member]	Jan. 02, 2011 Equity Securities [Member]	Jan. 03, 2010 Equity Securities [Member]	Jan. 02, 2011 Commingled Funds [Member]	Jan. 03, 2010 Commingled Funds [Member]	Jan. 02, 2011 Insurance Contracts [Member]	Jan. 03, 2010 Insurance Contracts [Member]	Jan. 02, 2011 Other Assets [Member]	Jan. 03, 2010 Other Assets [Member]
Trust investments measured at fair value
Trust investments at fair value	$ 13,433	$ 10,923	$ 6,909	$ 5,193	$ 80	$ 91	$ 69	$ 0	$ 5	$ 3	$ 6,744	$ 5,068	$ 1	$ 0	$ 0	$ 0	$ 10	$ 31	$ 6,341	$ 5,570	$ 371	$ 358	$ 1,484	$ 1,165	$ 1,149	$ 1,145	$ 14	$ 58	$ 3,173	$ 2,673	$ 0	$ 0	$ 150	$ 171	$ 183	$ 160	$ 151	$ 0	$ 0	$ 0	$ 0	$ 13	$ 5	$ 7	$ 24	$ 15	$ 15	$ 35	$ 26	$ 15	$ 29	$ 32	$ 29	$ 82	$ 82	$ 85	$ 451	$ 449	$ 1,553	$ 1,165	$ 1,167	$ 1,153	$ 6,782	$ 5,141	$ 3,209	$ 2,699	$ 29	$ 32	$ 242	$ 284

Pensions and Other Benefit Plans (Details 15) (USD $) In Millions	Jan. 02, 2011	Jan. 03, 2010	Jan. 02, 2011 Significant unobservable inputs Level 3 [Member]	Jan. 03, 2010 Significant unobservable inputs Level 3 [Member]	Jan. 02, 2011 Significant unobservable inputs Level 3 [Member] Debt Instruments [Member]	Jan. 03, 2010 Significant unobservable inputs Level 3 [Member] Debt Instruments [Member]	Jan. 02, 2011 Significant unobservable inputs Level 3 [Member] Equity Securities [Member]	Jan. 03, 2010 Significant unobservable inputs Level 3 [Member] Equity Securities [Member]	Jan. 02, 2011 Significant unobservable inputs Level 3 [Member] Commingled Funds [Member]	Jan. 03, 2010 Significant unobservable inputs Level 3 [Member] Commingled Funds [Member]	Jan. 02, 2011 Significant unobservable inputs Level 3 [Member] Insurance Contracts [Member]	Jan. 03, 2010 Significant unobservable inputs Level 3 [Member] Insurance Contracts [Member]	Jan. 02, 2011 Significant unobservable inputs Level 3 [Member] Other Assets [Member]	Jan. 03, 2010 Significant unobservable inputs Level 3 [Member] Other Assets [Member]	Jan. 02, 2011 Debt Instruments [Member]	Jan. 03, 2010 Debt Instruments [Member]	Jan. 02, 2011 Equity Securities [Member]	Jan. 03, 2010 Equity Securities [Member]	Jan. 02, 2011 Commingled Funds [Member]	Jan. 03, 2010 Commingled Funds [Member]	Jan. 02, 2011 Insurance Contracts [Member]	Jan. 03, 2010 Insurance Contracts [Member]	Jan. 02, 2011 Other Assets [Member]	Jan. 03, 2010 Other Assets [Member]
Summary of changes in the fair value of the Plan's Level 3 assets
Plan assets at fair value - beginning of year	$ 13,433	$ 10,923	$ 160	$ 151	$ 5	$ 7	$ 15	$ 15	$ 26	$ 15	$ 32	$ 29	$ 82	$ 85	$ 1,167	$ 1,153	$ 6,782	$ 5,141	$ 3,209	$ 2,699	$ 29	$ 32	$ 242	$ 284
Defined Benefit Plan Realized gains (losses)			(3)	3	(1)		0		0		(3)	3	1
Defined Benefit Plan Unrealized gains (losses)			6	(5)	1	2	4	(2)	4	(2)	0		(3)	(3)
Purchases, sales, issuances and settlements, net			20	11	8	(4)	5	2	5	13	0		2
Plan assets at fair value - end of year	$ 13,433	$ 10,923	$ 183	$ 160	$ 13	$ 5	$ 24	$ 15	$ 35	$ 26	$ 29	$ 32	$ 82	$ 82	$ 1,167	$ 1,153	$ 6,782	$ 5,141	$ 3,209	$ 2,699	$ 29	$ 32	$ 242	$ 284

Pensions and Other Benefit Plans (Details Textuals) (USD $)	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Jan. 02, 2011 U.S. retirement plans [Member]	Jan. 03, 2010 U.S. retirement plans [Member]	Dec. 28, 2008 U.S. retirement plans [Member]	Jan. 02, 2011 International postretirement benefit plans [Member]
Pensions and Other Benefit Plans (Textuals)
Net Periodic benefit Cost attributable to U.S. retirement plans			$ 294,000,000	$ 286,000,000	$ 220,000,000
Percentage of the corridor of the greater of the market value of assets	10.00%
Projected benefit obligation, unfunded plans	1,300,000,000	1,200,000,000
Underfunded status, unfunded plans	1,300,000,000	1,200,000,000
Accumulated benefit obligation unfunded plans	1,100,000,000	1,000,000,000
Contribution to pension plans			1,236,000,000			375,000,000
Percent of Asset allocation, Equity securities	75.00%
Percent of Asset allocation, Debt securities	25.00%
U.S. Life Insurance Contract Assets	14,000,000	16,000,000
Fair value of the company's common stock directly held in plan assets	$ 453,000,000	$ 469,000,000
Percentage of the company's common stock to the total plan asset	3.40%	4.30%
Defined benefit plan measurement date	January 2, 2011	January 3, 2010

Savings Plan (Details) (USD $) In Millions	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Savings Plan (Textuals)
Company matching contributions to Saving plans,Total	$ 157	$ 163	$ 166

Capital and Treasury Stock (Details) (USD $) In Millions, except Share data	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Changes in treasury stock
Treasury Stock, Beginning Balance	$ 19,780	$ 19,033	$ 14,388
Treasury Stock, Beginning Balance, Shares	365,522,000	350,665,000	279,620,000
Employee compensation and stock option plans, Shares	(28,827,000)	(22,161,000)	(29,906,000)
Employee compensation and stock option plans related to treasury stock	(1,792)	(1,377)	(2,005)
Conversion of subordinated debentures, Shares	(39,000)	(96,000)	(19,000)
Conversion of subordinated debentures related to treasury stock	(2)	(6)	(1)
Repurchase of common stock, Shares	45,090,000	37,114,000	100,970,000
Repurchase of common stock	2,797	2,130	6,651
Treasury Stock, Ending Balance	$ 20,783	$ 19,780	$ 19,033
Treasury Stock, Ending Balance, Shares	381,746,000	365,522,000	350,665,000
Capital and Treasury Stock (Textuals)
Aggregate shares of Common Stock issued	3,119,843,000	3,119,843,000	3,119,843,000
Cash dividends paid per share	$ 2.11	$ 1.93	$ 1.795

Accumulated Other Comprehensive Income (Details) (USD $) In Millions	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Amounts Recognized in Accumulated Other Comprehensive Income consist of the following:
Accumulated Other Comprehensive Income (Loss), Net of Tax, Beginning balance	$ (3,058)
Net twelve months change, Employee benefit plans	(21)	565	(1,870)
Gains/(Losses) on derivatives & hedges	(45)	24	166
Accumulated Other Comprehensive Income (Loss), Net of Tax, Ending balance	(3,531)	(3,058)
Accumulated Other Comprehensive Income (Textuals) [Abstract]
Tax effect on the unrealized gains/(losses) on the equity securities	(13)	14	(14)
Tax effect related to employee benefit plans	11	302	1,090
Tax effect on the gains/(losses) on derivatives and hedges	(54)	(78)	(70)
For. Cur. Trans. (Loss) [Member]
Amounts Recognized in Accumulated Other Comprehensive Income consist of the following:
Accumulated Other Comprehensive Income (Loss), Net of Tax, Beginning balance	(508)	(1,871)	628
Net twelve months change, Foreign currency translation	(461)	1,363	(2,499)
Accumulated Other Comprehensive Income (Loss), Net of Tax, Ending balance	(969)	(508)	(1,871)
Gains/ (Losses) on Sec [Member]
Amounts Recognized in Accumulated Other Comprehensive Income consist of the following:
Accumulated Other Comprehensive Income (Loss), Net of Tax, Beginning balance	(30)	25	84
Unrealized gain (loss)	99	(52)	(32)
Net amount reclassed to net earnings	(45)	(3)	(27)
Net twelve months change, Unrealized Gain/(Losses) on Securities	54	(55)	(59)
Accumulated Other Comprehensive Income (Loss), Net of Tax, Ending balance	24	(30)	25
Employee Benefit Plans [Member]
Amounts Recognized in Accumulated Other Comprehensive Income consist of the following:
Accumulated Other Comprehensive Income (Loss), Net of Tax, Beginning balance	(2,655)	(3,230)	(1,360)
Net twelve months change, Employee benefit plans	(21)	565	(1,870)
Accumulated Other Comprehensive Income (Loss), Net of Tax, Ending balance	(2,686)	(2,655)	(3,230)
Gains/ (Losses) on Deriv & Hedges [Member]
Amounts Recognized in Accumulated Other Comprehensive Income consist of the following:
Accumulated Other Comprehensive Income (Loss), Net of Tax, Beginning balance	145	121	(45)
Unrealized gain (loss)	(333)	38	94
Net amount reclassed to net earnings	288	(14)	72
Gains/(Losses) on derivatives & hedges	(45)	24	166
Accumulated Other Comprehensive Income (Loss), Net of Tax, Ending balance	100	145	121
Total Accum Other Comp Inc/ (Loss) [Member]
Amounts Recognized in Accumulated Other Comprehensive Income consist of the following:
Accumulated Other Comprehensive Income (Loss), Net of Tax, Beginning balance	(3,058)	(4,955)	(693)
Net twelve months change, Total Accumulated other comprehensive Income/(Loss)	(473)	1,897	(4,262)
Accumulated Other Comprehensive Income (Loss), Net of Tax, Ending balance	$ (3,531)	$ (3,058)	$ (4,955)

International Currency Translation (Details) (USD $) In Millions	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
International Currency Translation (Textuals)
Compound cumulative rates of inflation in highly inflationary economies minimum	100% or more during the past three years
Net currency transaction and translation gains and losses	$ (130)	$ (210)	$ (31)

Earnings Per Share (Details) (USD $) In Millions, except Per Share data	3 Months Ended								12 Months Ended
	Jan. 02, 2011	Oct. 03, 2010	Jul. 04, 2010	Apr. 04, 2010	Jan. 03, 2010	Sep. 27, 2009	Jun. 28, 2009	Mar. 29, 2009	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Reconciliation of basic net earnings per share to diluted net earnings per share
Basic net earnings per share	$ 0.71	$ 1.24	$ 1.25	$ 1.64	$ 0.8	$ 1.21	$ 1.16	$ 1.27	$ 4.85	$ 4.45	$ 4.62
Average shares outstanding - basic									2,751.4	2,759.5	2,802.5
Potential shares exercisable under stock option plans									156.1	118	179
Less: shares which could be repurchased under treasury stock method									(122.3)	(92)	(149.6)
Convertible debt shares									3.6	3.6	3.7
Adjusted average shares outstanding - diluted									2,788.8	2,789.1	2,835.6
Diluted net earnings per share	$ 0.7	$ 1.23	$ 1.23	$ 1.62	$ 0.79	$ 1.2	$ 1.15	$ 1.26	$ 4.78	$ 4.4	$ 4.57
Earnings Per Share (Textuals)
Convertible debt interest expense									$ 4	$ 4	$ 4
Antidilutive shares excluded from computation of earnings per share									66	121	59

Rental Expense and Lease Commitments (Details) (USD $) In Millions	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Operating leases future minimum payments due
2011	$ 182
2012	159
2013	130
2014	106
2015	89
After 2015	74
Total	740
Rental Expense and Lease Commitments (Textuals) [Abstract]
Rentals under operating leases	$ 299	$ 322	$ 309

Common Stock, Stock Option Plans and Stock Compensation Agreements (Details)	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Weighted average assumptions of fair value of options
Risk-free rate	2.78%	2.71%	2.97%
Expected volatility	17.40%	19.50%	15.00%
Expected life	6	6	6
Dividend yield	3.30%	3.30%	2.90%

Common Stock, Stock Option Plans and Stock Compensation Agreements (Details 1) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008	Dec. 30, 2007
Summary of option activity under the Plan
Weighted Average Exercise Price, Beginning of Period	$ 58.66	$ 58.14	$ 56.83
Outstanding Shares, Number, Beginning of Period	212,719	215,499	228,629
Options granted under stock-based compensation plans	13,996	21,576	22,428
Options granted, Weighted Average Exercise Price	$ 62.62	$ 58.32	$ 61.8
Options exercised, Outstanding Shares	(25,020)	(18,225)	(30,033)
Options excercised, Weighted Average Exercise Price	$ 51.84	$ 50.97	$ 50.27
Options canceled/forfeited	(8,005)	(6,131)	(5,525)
Options canceled/forfeited Weighted Average Excercise Price	$ 62.36	$ 61.85	$ 61.9
Outstanding Shares, Number, End of Period	193,690	212,719	215,499
Weighted Average Exercise Price, End of Period	$ 59.68	$ 58.66	$ 58.14
Aggregate Intrinsic Value, End of Period	$ 648	$ 1,310	$ 597	$ 2,411

Common Stock, Stock Option Plans and Stock Compensation Agreements (Details 2) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Jan. 02, 2011
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Outstanding number of Options	193,690
Outsanding, Average Life	4.7
Outstanding Average Exercise Price	$ 59.68
Exercisable number of Options	141,275
Exercisable, Average Exercise Price	$ 59.25
$25.00- $40.08 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Price Range, Minimum	$ 25
Price Range, Maximum	$ 40.08
Outstanding number of Options	50
Outsanding, Average Life	0.9
Outstanding Average Exercise Price	$ 29.53
Exercisable number of Options	50
Exercisable, Average Exercise Price	$ 29.53
$41.26- $49.86 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Price Range, Minimum	$ 41.26
Price Range, Maximum	$ 49.86
Outstanding number of Options	532
Outsanding, Average Life	0.5
Outstanding Average Exercise Price	$ 47.43
Exercisable number of Options	532
Exercisable, Average Exercise Price	$ 47.43
$50.52- $52.80 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Price Range, Minimum	$ 50.52
Price Range, Maximum	$ 52.8
Outstanding number of Options	20,155
Outsanding, Average Life	2.1
Outstanding Average Exercise Price	$ 52.2
Exercisable number of Options	20,115
Exercisable, Average Exercise Price	$ 52.2
$53.00- $53.93 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Price Range, Minimum	$ 53
Price Range, Maximum	$ 53.93
Outstanding number of Options	24,114
Outsanding, Average Life	3
Outstanding Average Exercise Price	$ 53.93
Exercisable number of Options	24,114
Exercisable, Average Exercise Price	$ 53.93
$54.04- $57.30 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Price Range, Minimum	$ 54.04
Price Range, Maximum	$ 57.3
Outstanding number of Options	24,332
Outsanding, Average Life	1.1
Outstanding Average Exercise Price	$ 57.28
Exercisable number of Options	24,332
Exercisable, Average Exercise Price	$ 57.28
$57.44- $58.34 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Price Range, Minimum	$ 57.44
Price Range, Maximum	$ 58.34
Outstanding number of Options	39,343
Outsanding, Average Life	6.5
Outstanding Average Exercise Price	$ 58.33
Exercisable number of Options	20,175
Exercisable, Average Exercise Price	$ 58.33
$58.42- $65.10 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Price Range, Minimum	$ 58.42
Price Range, Maximum	$ 65.1
Outstanding number of Options	33,020
Outsanding, Average Life	7.8
Outstanding Average Exercise Price	$ 62.11
Exercisable number of Options	1,147
Exercisable, Average Exercise Price	$ 61.21
$65.62- $68.37 [Member]
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Price Range, Minimum	$ 65.62
Price Range, Maximum	$ 68.37
Outstanding number of Options	52,144
Outsanding, Average Life	4.8
Outstanding Average Exercise Price	$ 65.97
Exercisable number of Options	50,810
Exercisable, Average Exercise Price	$ 65.98

Common Stock Stock Option Plans and Stock Compensation Agreements (Details 3) In Thousands	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Restricted Share Units
Shares, Beginning balance	26,324	22,258	13,661
Shares granted	12,003	11,172	10,105
Shares issued	(6,297)	(5,714)	(40)
Shares canceled/forfeited	(2,296)	(1,392)	(1,468)
Shares, Ending balance	29,734	26,324	22,258

Common Stock Stock Option Plans and Stock Compensation Agreements (Details Textual) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Restricted Share Units (Textuals)
Number of stock-based compensation plans	7
Number of shares authorized for issuance under long-term incentive plan	260,000,000
Shares available for future grant under long-term incentive plan	121,300,000
Compensation cost charged for Long term incentive plan	$ 614	$ 628	$ 627
Total income tax benefit recognized	205	210	210
Stock option expiration date	10
Average fair value of option granted	$ 8.03	$ 8.35	$ 7.66
Total intrinsic value of options exercised	278	184	506
Total Compensation Cost Not Yet Recognized For option	$ 613	$ 612	$ 632
Weighted average period for total compensation cost not yet recognized	1.05	1.16	1.06
Stock option units vesting period	6 months to 4 years
Stock option excercisable		148,349	144,962
Stock option average price		$ 57.26	$ 56.25
Stock option average life		5	5.3
Average fair value of restricted share units granted	$ 56.69	$ 52.79	$ 56.7
Fair value of restricted share units settled	$ 375,000,000	$ 308,400,000	$ 2,500,000
Restricted Share Units [Member]
Restricted Share Units (Textuals)
Stock option units vesting period	3

Segments of Business and Geographic Areas (Details) (USD $) In Millions	3 Months Ended								12 Months Ended
	Jan. 02, 2011	Oct. 03, 2010	Jul. 04, 2010	Apr. 04, 2010	Jan. 03, 2010	Sep. 27, 2009	Jun. 28, 2009	Mar. 29, 2009	Jan. 02, 2011		Jan. 03, 2010		Dec. 28, 2008
Sales to customers by business segments and geographic areas
Worldwide Total	$ 15,644	$ 14,982	$ 15,330	$ 15,631	$ 16,551	$ 15,081	$ 15,239	$ 15,026	$ 61,587	[1],[2]	$ 61,897	[1],[2]	$ 63,747	[1],[2]
Consumer [Member]
Sales to customers by business segments and geographic areas
Sales by segment									14,590	[1],[2]	15,803	[1],[2]	16,054	[1],[2]
Consumer [Member] | United States [Member]
Sales to customers by business segments and geographic areas
Sales by segment									5,519	[1],[2]	6,837	[1],[2]	6,937	[1],[2]
Consumer [Member] | International [Member]
Sales to customers by business segments and geographic areas
Sales by segment									9,071	[1],[2]	8,966	[1],[2]	9,117	[1],[2]
Pharmaceutical [Member]
Sales to customers by business segments and geographic areas
Sales by segment									22,396	[1],[2]	22,520	[1],[2]	24,567	[1],[2]
Pharmaceutical [Member] | United States [Member]
Sales to customers by business segments and geographic areas
Sales by segment									12,519	[1],[2]	13,041	[1],[2]	14,831	[1],[2]
Pharmaceutical [Member] | International [Member]
Sales to customers by business segments and geographic areas
Sales by segment									9,877	[1],[2]	9,479	[1],[2]	9,736	[1],[2]
Medical Devices and Diagnostics [Member]
Sales to customers by business segments and geographic areas
Sales by segment									24,601	[1],[2]	23,574	[1],[2]	23,126	[1],[2]
Medical Devices and Diagnostics [Member] | United States [Member]
Sales to customers by business segments and geographic areas
Sales by segment									11,412	[1],[2]	11,011	[1],[2]	10,541	[1],[2]
Medical Devices and Diagnostics [Member] | International [Member]
Sales to customers by business segments and geographic areas
Sales by segment									$ 13,189	[1],[2]	$ 12,563	[1],[2]	$ 12,585	[1],[2]

[1]	Export sales are not significant. In 2010, 2009 and 2008, the Company did not have a customer that represented 10% of total revenues.
[2]	See Note 1 for a description of the segments in which the Company operates.

Segments of Business and Geographic Areas (Details 1) (USD $) In Millions	3 Months Ended								12 Months Ended
	Jan. 02, 2011	Oct. 03, 2010	Jul. 04, 2010	Apr. 04, 2010	Jan. 03, 2010	Sep. 27, 2009	Jun. 28, 2009	Mar. 29, 2009	Jan. 02, 2011		Jan. 03, 2010		Dec. 28, 2008
Segment Operating Income
Total Segment Operating Income									$ 17,700	[1]	$ 16,582	[2]	$ 17,502	[3]
Expense not allocated to segments									(753)	[1],[4]	(827)	[2],[4]	573	[3],[4]
Worldwide Total, Operating Profit	2,228	4,219	4,220	6,280	2,604	4,245	4,263	4,643	16,947	[1]	15,755	[2]	16,929	[3]
Consumer [Member]
Segment Operating Income
Total Segment Operating Income									2,342	[1]	2,475	[2]	2,674	[3]
Pharmaceutical [Member]
Segment Operating Income
Total Segment Operating Income									7,086	[1]	6,413	[2]	7,605	[3]
Medical Devices and Diagnostics [Member]
Segment Operating Income
Total Segment Operating Income									$ 8,272	[1]	$ 7,694	[2]	$ 7,223	[3]

[1]	Includes $966 million of net litigation gain, comprised of a $333 million expense in the Pharmaceutical segment and a gain of $1,299 million in the Medical Devices and Diagnostics segment. Includes $569 million of product liability expense, comprised of $114 million in the Pharmaceutical segment and $455 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $280 million expense for the cost associated with the DePuy ASRTM Hip recall program.
[2]	Includes $1,186 million of restructuring expense, comprised of $369 million, $496 million, and $321 million for the Consumer, Pharmaceutical, and Medical Devices and Diagnostics segments, respectively. Includes $386 million of fourth quarter net litigation gain, comprised of a $92 million expense in the Pharmaceutical segment and a gain of $478 million in the Medical Devices and Diagnostics segment.
[3]	Includes $7 million and $174 million of IPR&D for the Consumer and Medical Devices and Diagnostics segments, respectively. Includes $379 million of fourth quarter net litigation gain, comprised of a $50 million expense in the Consumer segment and a gain of $429 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $536 million gain on the divestiture of the Professional Wound Care business of Ethicon, Inc.
[4]	Amounts not allocated to segments include interest (income) expense , non-controlling interests and general corporate (income) expense.

Segments of Business and Geographic Areas (Details 2) (USD $) In Millions	Jan. 02, 2011		Jan. 03, 2010		Dec. 28, 2008
Segment Reporting Information [Line Items]
Identifiable assets by segment	$ 66,991		$ 68,984		$ 64,088
General Corporate	35,917	[1]	25,698	[1]	20,824	[1]
Worldwide Total, Identifiable Assets	102,908	[2]	94,682	[2]	84,912	[2]
Consumer [Member]
Segment Reporting Information [Line Items]
Identifiable assets by segment	23,753		24,671		23,765
Pharmaceutical [Member]
Segment Reporting Information [Line Items]
Identifiable assets by segment	19,961		21,460		19,544
Medical Devices and Diagnostics [Member]
Segment Reporting Information [Line Items]
Identifiable assets by segment	$ 23,277		$ 22,853		$ 20,779

[1]	General corporate includes cash and marketable securities.
[2]	Long-lived assets include property, plant and equipment, net for 2010, 2009 and 2008 of $14,553, $14,759 and $14,365, respectively, and intangible assets and goodwill, net for 2010, 2009 and 2008 of $32,010, $31,185 and $27,695, respectively.

Segments of Business and Geographic Areas (Details 3) (USD $) In Millions	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Segment Reporting Information [Line Items]
Additions to property, plant and equipment by segments	$ 2,147	$ 2,088	$ 2,670
General corporate, Additions to property plant and equipment	237	277	396
Worldwide Total, Additions to property, plant and equipment	2,384	2,365	3,066
Consumer [Member]
Segment Reporting Information [Line Items]
Additions to property, plant and equipment by segments	526	439	499
Pharmaceutical [Member]
Segment Reporting Information [Line Items]
Additions to property, plant and equipment by segments	508	535	920
Medical Devices and Diagnostics [Member]
Segment Reporting Information [Line Items]
Additions to property, plant and equipment by segments	$ 1,113	$ 1,114	$ 1,251

Segments of Business and Geographic Areas (Details 4) (USD $) In Millions	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Depreciation and Amortization
Depreciation and Amortization by Segment	$ 2,714	$ 2,559	$ 2,621
General Corporate Depreciation and Amortization	225	215	211
Depreciation and amortization of property and intangibles	2,939	2,774	2,832
Consumer [Member]
Depreciation and Amortization
Depreciation and Amortization by Segment	532	513	489
Pharmaceutical [Member]
Depreciation and Amortization
Depreciation and Amortization by Segment	912	922	986
Medical Devices and Diagnostics [Member]
Depreciation and Amortization
Depreciation and Amortization by Segment	$ 1,270	$ 1,124	$ 1,146

Segments of Business and Geographic Areas (Details 5) (USD $) In Millions	3 Months Ended								12 Months Ended
	Jan. 02, 2011	Oct. 03, 2010	Jul. 04, 2010	Apr. 04, 2010	Jan. 03, 2010	Sep. 27, 2009	Jun. 28, 2009	Mar. 29, 2009	Jan. 02, 2011		Jan. 03, 2010		Dec. 28, 2008
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries [Line Items]
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries Amount									$ 61,587	[1]	$ 61,897	[1]	$ 63,747	[1]
Worldwide Total	15,644	14,982	15,330	15,631	16,551	15,081	15,239	15,026	61,587	[1],[2]	61,897	[1],[2]	63,747	[1],[2]
Europe [Member]
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries [Line Items]
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries Amount									15,510	[1]	15,934	[1]	16,782	[1]
United States [Member]
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries [Line Items]
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries Amount									29,450	[1]	30,889	[1]	32,309	[1]
Western Hemisphere, excluding US [Member]
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries [Line Items]
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries Amount									5,550	[1]	5,156	[1]	5,173	[1]
Asia-Pacific, Africa [Member]
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries [Line Items]
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries Amount									$ 11,077	[1]	$ 9,918	[1]	$ 9,483	[1]

[1]	Export sales are not significant. In 2010, 2009 and 2008, the Company did not have a customer that represented 10% of total revenues.
[2]	See Note 1 for a description of the segments in which the Company operates.

Segments of Business and Geographic Areas (Details 6) (USD $) In Millions	Jan. 02, 2011		Jan. 03, 2010		Dec. 28, 2008
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries [Line Items]
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries Amount	$ 45,848	[1]	$ 45,154	[1]	$ 41,275	[1]
General Corporate, long-lived assets	715	[1]	790	[1]	785	[1]
Other non long-lived assets	56,345	[1]	48,738	[1]	42,852	[1]
Worldwide Total	102,908	[1]	94,682	[1]	84,912	[1]
Europe [Member]
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries [Line Items]
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries Amount	16,791	[1]	17,347	[1]	14,375	[1]
United States [Member]
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries [Line Items]
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries Amount	23,315	[1]	22,399	[1]	21,674	[1]
Western Hemisphere, excluding US [Member]
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries [Line Items]
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries Amount	3,653	[1]	3,540	[1]	3,328	[1]
Asia-Pacific, Africa [Member]
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries [Line Items]
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries Amount	$ 2,089	[1]	$ 1,868	[1]	$ 1,898	[1]

[1]	Long-lived assets include property, plant and equipment, net for 2010, 2009 and 2008 of $14,553, $14,759 and $14,365, respectively, and intangible assets and goodwill, net for 2010, 2009 and 2008 of $32,010, $31,185 and $27,695, respectively.

Segments of Business and Geographic Areas (Details Textuals) (USD $) In Millions	3 Months Ended	12 Months Ended
	Jan. 03, 2010	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Segment of Business and Geographic Areas [Textuals Abstract]
Aggregate Restructuring Charges			$ 1,186
Net Litigation gain/expense	(386)	(966)		(379)
Product liability expense		569
Purchased in-process research and development				181
Gain on divestiture of the Professional Wound Care business of Ethicon,Inc				536
Long-lived assets including property, plant and equipment	14,759	14,553	14,759	14,365
Intangible assets and goodwill	31,185	32,010	31,185	27,695
Consumer [Member]
Segment of Business and Geographic Areas [Textuals Abstract]
Aggregate Restructuring Charges			369
Net Litigation gain/expense		0		50
Purchased in-process research and development		0		7
Pharmaceutical [Member]
Segment of Business and Geographic Areas [Textuals Abstract]
Aggregate Restructuring Charges			496
Net Litigation gain/expense	92	333
Product liability expense		114
Medical Devices and Diagnostics [Member]
Segment of Business and Geographic Areas [Textuals Abstract]
Aggregate Restructuring Charges			321
Net Litigation gain/expense	(478)	(1,299)		(429)
Product liability expense		455
Purchased in-process research and development		$ 0		$ 174

Selected Quarterly Financial Data (unaudited) (Details) (USD $) In Millions, except Per Share data	3 Months Ended								12 Months Ended
	Jan. 02, 2011	Oct. 03, 2010	Jul. 04, 2010	Apr. 04, 2010	Jan. 03, 2010	Sep. 27, 2009	Jun. 28, 2009	Mar. 29, 2009	Jan. 02, 2011		Jan. 03, 2010		Dec. 28, 2008
Sales Revenue, Goods, Net [Abstract]
Segments total	$ 15,644	$ 14,982	$ 15,330	$ 15,631	$ 16,551	$ 15,081	$ 15,239	$ 15,026	$ 61,587	[1],[2]	$ 61,897	[1],[2]	$ 63,747	[1],[2]
Gross profit	10,604	10,388	10,700	11,103	11,239	10,647	10,789	10,775	42,795		43,450		45,236
Earnings before provision for taxes on income:	2,228	4,219	4,220	6,280	2,604	4,245	4,263	4,643	16,947	[3]	15,755	[4]	16,929	[5]
Net earnings	1,942	3,417	3,449	4,526	2,206	3,345	3,208	3,507
Basic net earnings per share	$ 0.71	$ 1.24	$ 1.25	$ 1.64	$ 0.8	$ 1.21	$ 1.16	$ 1.27	$ 4.85		$ 4.45		$ 4.62
Diluted net earnings per share	$ 0.7	$ 1.23	$ 1.23	$ 1.62	$ 0.79	$ 1.2	$ 1.15	$ 1.26	$ 4.78		$ 4.4		$ 4.57
Selected Quarterly Financial Data (unaudited) (Textuals)
Restructuring charge, after-tax	0				852
Litigation income net, after-tax	279		67	910	212
Product liability expense, after tax	404
Cost associated with the DePuy ASR Hip recall program, after tax	239
Medical Devices and Diagnostics [Member]
Sales Revenue, Goods, Net [Abstract]
Segments total	6,324	5,920	6,130	6,227	6,309	5,843	5,887	5,535
Consumer [Member]
Sales Revenue, Goods, Net [Abstract]
Segments total	3,610	3,567	3,647	3,766	4,249	3,989	3,854	3,711
Pharmaceutical [Member]
Sales Revenue, Goods, Net [Abstract]
Segments total	$ 5,710	$ 5,495	$ 5,553	$ 5,638	$ 5,993	$ 5,249	$ 5,498	$ 5,780

[1]	Export sales are not significant. In 2010, 2009 and 2008, the Company did not have a customer that represented 10% of total revenues.
[2]	See Note 1 for a description of the segments in which the Company operates.
[3]	Includes $966 million of net litigation gain, comprised of a $333 million expense in the Pharmaceutical segment and a gain of $1,299 million in the Medical Devices and Diagnostics segment. Includes $569 million of product liability expense, comprised of $114 million in the Pharmaceutical segment and $455 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $280 million expense for the cost associated with the DePuy ASRTM Hip recall program.
[4]	Includes $1,186 million of restructuring expense, comprised of $369 million, $496 million, and $321 million for the Consumer, Pharmaceutical, and Medical Devices and Diagnostics segments, respectively. Includes $386 million of fourth quarter net litigation gain, comprised of a $92 million expense in the Pharmaceutical segment and a gain of $478 million in the Medical Devices and Diagnostics segment.
[5]	Includes $7 million and $174 million of IPR&D for the Consumer and Medical Devices and Diagnostics segments, respectively. Includes $379 million of fourth quarter net litigation gain, comprised of a $50 million expense in the Consumer segment and a gain of $429 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $536 million gain on the divestiture of the Professional Wound Care business of Ethicon, Inc.

Business Combinations and Divestitures (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Business Combinations and Divestitures (Textuals) [Abstract]
Liabilities assumed	$ 52	$ 875	$ 114
Part of newly formed company owned by Johnson & Johnson	50.10%	50.10%
Part of newly formed company owned by Elan	49.90%	49.90%
Acquired in-process research and development	213	1,737	181
Purchase price allocated to other intangible assets	0
Acquisition price allocated to amortizable intangible assets	1,185	2,940	891
Outstanding common stock shares tendered	0.00%
Outstanding common stock shares subject to guaranteed delivery procedures	0.00%
Gain recorded in other income (expense)			536
Payments to purchase equity investment	1,269	2,470	1,214
IPR&D related to the transaction			181
Cougar Biotechnology, Inc [Member]
Business Combinations and Divestitures (Textuals) [Abstract]
Acquired in-process research and development		971
Probability of success, lower limit		60.00%
Probability of success, upper limit		85.00%
Discount Rate Used in Probability of success in Research and Development		23.50%
Omrix Biopharmaceuticals, Inc [Member]
Business Combinations and Divestitures (Textuals) [Abstract]
Acquired in-process research and development			127
Probability of success, lower limit			60.00%
Probability of success, upper limit			90.00%
Discount Rate Used in Probability of success in Research and Development			14.00%
Amic AB [Member]
Business Combinations and Divestitures (Textuals) [Abstract]
Acquired in-process research and development			40
Discount Rate Used in Probability of success in Research and Development			20.00%
SurgRx, Inc [Member]
Business Combinations and Divestitures (Textuals) [Abstract]
Acquired in-process research and development			7
Probability of success, lower limit			90.00%
Probability of success, upper limit			95.00%
Discount Rate Used in Probability of success in Research and Development			18.00%
HealthMedia, Inc [Member]
Business Combinations and Divestitures (Textuals) [Abstract]
Acquired in-process research and development			7
Probability of success, lower limit			90.00%
Probability of success, upper limit			90.00%
Discount Rate Used in Probability of success in Research and Development			14.00%
Mentor Corporation [Member]
Business Combinations and Divestitures (Textuals) [Abstract]
Acquisition of other intangible assets		1,107
Acclarent Inc [Member]
Business Combinations and Divestitures (Textuals) [Abstract]
Acquired in-process research and development	75
Probability of success, lower limit	50.00%
Probability of success, upper limit	53.00%
Discount Rate Used in Probability of success in Research and Development	16.00%
RespiVert Ltd [Member]
Business Combinations and Divestitures (Textuals) [Abstract]
Acquired in-process research and development	100
Probability of success, lower limit	10.00%
Probability of success, upper limit	12.00%
Discount Rate Used in Probability of success in Research and Development	17.00%
Micrus Endovascular Corporation [Member]
Business Combinations and Divestitures (Textuals) [Abstract]
Acquired in-process research and development	38
Probability of success, lower limit	50.00%
Probability of success, upper limit	75.00%
Discount Rate Used in Probability of success in Research and Development	14.00%
Crucell N. V. [Member]
Business Combinations and Divestitures (Textuals) [Abstract]
Total consideration to Equity investments	2,300
Percentage of purchase of outstanding equity of strategic collaboration	18.00%
Elans Alzheimers Immunotherapy Program [Member]
Business Combinations and Divestitures (Textuals) [Abstract]
Acquired in-process research and development		679
Probability of success, lower limit		40.00%
Probability of success, upper limit		50.00%
Discount Rate Used in Probability of success in Research and Development		26.00%
Company's ownership percentage in Equity investments classified as level 1		50.10%
Ownership percentage of minority investor		49.90%
Number of American Depositary Receipts purchased from minority share holder company		107
Number of American Depositary Receipts purchased as percentage of ordinary shares of minority share holder company		18.40%
Payments to purchase equity investment		885
Maximum committed fund for purchase of Equity Investment		250
Total consideration to Equity investments		1,135
Fair value of investment in Equity investments		793
IPR&D related to the transaction		679
Non-controlling interest in Equity Method Investment		$ 590

Legal Proceedings (Details) (USD $)	3 Months Ended	12 Months Ended
	Apr. 04, 2010	Jan. 02, 2011	Feb. 23, 2011	Aug. 02, 2010	Feb. 01, 2010	Dec. 31, 2009	Jun. 28, 2009
Legal Proceedings (Textuals)
Assessed damages for alleged consumer fraud as to DURAGESIC and RISPERDAL		$ 4,500,000
Approximate damages awarded to Centocor							1,700,000,000
Judgement amount in favour of Centocor						1,900,000,000
Reversal of judgment amount in favor of Centocor			1,900,000,000
Payment to Cordis by Boston Scientific Corp as legal settlement					1,000,000,000
Additional amount with interest as legal case settlement		725,000,000		725,000,000
Total amount recorded	1,700,000,000
Verdict in favor of the State's Attorney General and against Janssen and the Company		257,700,000
Amount given to Plaintiff by jury		482,000,000
Restitution [Member]
Loss Contingencies [Line Items]
Litigation award, Gross		45,000,000
Civil penalties [Member]
Loss Contingencies [Line Items]
Litigation award, Gross		$ 6,500,000

Restructuring (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Jan. 03, 2010	Jan. 03, 2010	Jan. 02, 2011 Severance reserve [Member]	Jan. 03, 2010 Severance reserve [Member]
Reserve balance as of:
2010 Restructuring charge			$ 686	$ 748
Current year activity			(341)	(62)
Reserve balance			345	686
Restructuring (Textuals)
Expected number of positions to be eliminated	7,500
Number of positions eliminated to date	5,000
Restructuring charges, pre tax	1,200	1,073
Restructuring charges required to be paid in cash, pre tax	830
Severance costs included in restructuring charges	748
Leasehold and contract obligations included in restructuring charges	76
Asset write-offs included in restructuring charges	362
Asset write-offs related to inventory	113
Asset write-offs related to property, plant and equipment	107
Asset write-offs related to intangible assets	81
Asset write-offs related to other assets	$ 61
Cash outlays for severance are expected to be paid, in months	Next 12 Months

Valuation and Qualifying Accounts (Details) (USD $) In Millions	12 Months Ended
	Jan. 02, 2011	Jan. 03, 2010	Dec. 28, 2008
Valuation and Qualifying Accounts
Beginning balance	$ 3,191	$ 3,304	$ 3,292
Valuation allowances and reserves accruals	11,915	10,658	9,977
Payments/Other	(11,443)	(10,771)	(9,965)
Ending balance	3,663	3,191	3,304
Accrued Rebates [Member]
Valuation and Qualifying Accounts
Beginning balance	1,639	1,808	1,802
Valuation allowances and reserves accruals	7,492	6,584	5,578
Payments/Other	(6,985)	(6,753)	(5,572)
Ending balance	2,146	1,639	1,808
Accrued Returns [Member]
Valuation and Qualifying Accounts
Beginning balance	689	794	648
Valuation allowances and reserves accruals	517	355	402
Payments/Other	(566)	(460)	(256)
Ending balance	640	689	794
Accrued Promotions [Member]
Valuation and Qualifying Accounts
Beginning balance	429	356	578
Valuation allowances and reserves accruals	2,664	2,446	2,991
Payments/Other	(2,666)	(2,373)	(3,213)
Ending balance	427	429	356
Subtotal [Member]
Valuation and Qualifying Accounts
Beginning balance	2,757	2,958	3,028
Valuation allowances and reserves accruals	10,673	9,385	8,971
Payments/Other	(10,217)	(9,586)	(9,041)
Ending balance	3,213	2,757	2,958
Reserve for doubtful accounts [Member]
Valuation and Qualifying Accounts
Beginning balance	333	267	193
Valuation allowances and reserves accruals	130	110	101
Payments/Other	(123)	(44)	(27)
Ending balance	340	333	267
Reserve for cash discounts [Member]
Valuation and Qualifying Accounts
Beginning balance	101	79	71
Valuation allowances and reserves accruals	1,112	1,163	905
Payments/Other	(1,103)	(1,141)	(897)
Ending balance	$ 110	$ 101	$ 79

Valuation and Qualifying Accounts (Details Textuals) (USD $) In Millions	12 Months Ended
	Dec. 28, 2008	Jan. 02, 2011	Jan. 03, 2010	Dec. 30, 2007
Valuation and Qualifying Accounts (Textuals)
Reserve for customer rebates	$ 3,304	$ 3,663	$ 3,191	$ 3,292
Adjustment related to previously estimated accrued sales reserves	171
Accrued Customer Rebates [Member]
Valuation and Qualifying Accounts (Textuals)
Reserve for customer rebates	$ 721	$ 701	$ 729